UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _3/31__

Date of reporting period:  9/30/14__

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter

September 30, 2014

Templeton BRIC Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton BRIC Fund	3
Performance Summary	8
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	11
Financial Statements	16
Notes to Financial Statements	20
Shareholder Information	27

Semiannual Report

Templeton BRIC Fund

We are pleased to bring you Templeton BRIC Fund’s semiannual report for the period ended September 30, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies — those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People’s Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from either goods or services produced or sales made in, or have 50% or more of their assets in, BRIC countries.

Economic and Market Overview

The global economy grew moderately during the six months under review as many emerging markets continued to grow and many developed markets continued to recover. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. Among BRIC countries, Brazil’s economy contracted, while economic growth moderated in Russia and China but showed signs of improvement in India.

Emerging market stocks outperformed their developed market counterparts during the six-month period as many investors were encouraged by generally positive global economic data and seemed to focus on the relatively attractive valuations of many emerging market stocks. Emerging markets performed well during most of the period as countries such as India and Indonesia were buoyed by investor optimism about economic reforms suggested by national election outcomes. Further supporting emerging market stocks were China’s implementation of additional stimulus measures, the European Central Bank’s monetary easing and investors’ fading concerns about the impact of a continued reduction in U.S. quantitative easing on emerging markets. However, renewed concerns about the future course of U.S. monetary policy, a possibly close presidential election in Brazil, less robust Chinese economic data, continued geopolitical tensions in Ukraine and the Middle East, and pro-democracy protests in Hong Kong weighed on emerging markets toward period-end. For the six months ended September 30, 2014, BRIC stocks, as measured by the MSCI BRIC Index, generated a +4.58% total return.1

India was the strongest BRIC performer, with the MSCI India Index generating a +15.30% total return for the six-month period, as general elections delivered a strong mandate to Prime Minister-elect Narendra Modi, who had campaigned on a platform of economic reform.1 The new government’s first union budget included plans to increase infrastructure spending, raise the cap on foreign direct investment in the insurance and defense manufacturing sectors, provide incentives for affordable housing development, form real estate investment trusts and sell shares of state-owned companies. India’s gross domestic product (GDP) grew 5.7% year-over-year in the June quarter, as many sectors contributed to the economy, including mining, manufacturing, utilities and construction.2 The Reserve

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.
2. Source: India Central Statistical Organization.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 14.

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Bank of India (RBI) maintained its benchmark interest rate at 8.0% during the six-month period as it continued to monitor the inflation rate. The Indian rupee weakened during the period, despite earlier strengthening as a result of robust foreign direct investment. In September, independent credit rating agency Standard & Poor’s (S&P) upgraded its outlook on India’s BBB- long-term unsolicited credit rating to stable from negative, reflecting its expectation that the country’s newly elected government could implement reforms to boost economic growth and potentially improve fiscal perfomance.3

Chinese stocks, as measured by the MSCI China Index, generated a +7.31% total return for the six-month period.1 In April, the government announced a stimulus package that focused on railway construction, renovation of depressed neighborhoods and tax relief for small businesses. China’s economy grew an estimated 7.3% year-over-year in the third quarter, compared to 7.5% in the second quarter.4 Key reasons for the less robust rate included slower fixed-asset investment growth, particularly in real estate. Stronger external demand and an expanding services sector contributed to economic stability. Additionally, retail sales continued to grow as household income increased. Domestic demand accounted for a greater portion of GDP, indicating progress in policymakers’ efforts to make China’s economy more consumer driven. The People’s Bank of China (PBOC) implemented monetary stimulus measures, primarily by providing loans to some of the country’s largest banks, and reduced the cash reserve requirement ratio for banks serving rural borrowers and smaller companies to stimulate lending to targeted sectors and support economic growth. With the first three quarters’ inflation rate at 2.1% year-over-year, well below the government’s full-year 2014 target of 3.5%, the PBOC has some flexibility to use various measures to support economic expansion.4

Brazil performed poorly, and the MSCI Brazil Index had a -1.58% total return for the six-month period, as investors grew concerned about the country’s weak economy and a possibly close presidential election in October.1 Brazil’s economy contracted 0.9% year-over-year in the second quarter, led by declines in the manufacturing and construction sectors.5 To boost growth, the government announced measures to stimulate domestic demand and increase manufacturing sector competitiveness. In September, the finance minister extended a tax reduction on overseas profits to all industries. After raising the benchmark interest rate 25 basis points (0.25%) in April, Brazil’s central bank maintained the rate at 11.0% in an effort to curb inflation, which rose an annualized 6.75% in September.5 The bank also reduced reserve requirements on term deposits in an effort to support economic growth. The death in a plane crash of presidential candidate Eduardo Campos transformed the race for the upcoming October presidential election. Mr. Campos’s running mate, environmentalist Marina Silva, became the Socialist Party’s new candidate, and late-August polls suggested her popularity compared well with President Dilma Rousseff’s. The prospect of a more market-friendly president replacing the incumbent drove Brazilian stocks sharply higher in August. However, Brazilian stocks and the real fell sharply in September because of investor concerns about the country’s economic recession and polls showing an increasing lead for President Rousseff in the upcoming election.

Russia underperformed its BRIC peers, as the MSCI Russia Index had a -5.86% total return for the six months under review.1 Russia’s second-quarter GDP growth rate slowed to 0.8% year-over-year, hurt by sanctions imposed on the country by the U.S. and the European Union (EU) amid the Ukraine crisis, which intensified after a passenger plane was shot down over Ukraine.6 Rising food prices, driven partly by the government’s ban on food imports from the U.S. and the EU, as well as the Russian ruble’s weakness, pushed inflation to a three-year high of 8.0% year-over-year in September, well above the Central Bank of Russia’s (CBR’s) 2014 target of 5%.6 The CBR raised the key rate twice during the period for a total of 100 basis points (1.0%) to 8.0% to curb inflationary pressures resulting from higher import prices, a weak ruble and heightened geopolitical tensions. In April, S&P downgraded Russia’s foreign currency rating from BBB to BBB- with a negative outlook, citing increased capital outflows that could weaken external financing, and cautioned that further downgrades were possible as a result of weaker economic growth or less flexible monetary policy.3 Russian stocks rallied in early September amid hopes for a lasting ceasefire agreement between pro-Russian rebels and Ukraine, but stocks declined later in the month because of additional sanctions by the U.S. and the EU on Russia. Consistent with our long-term approach of finding what we consider to be bargain opportunities while seeking to minimize risk, we continue to monitor events in the region.

3. Source: This does not indicate S&P’s rating of the Fund.
4. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
5. Source: Brazilian Institute of Geography and Statistics (IBGE).
6. Source: Federal State Statistics Service, Russia.

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TEMPLETON BRIC FUND

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund’s Class A shares delivered a +4.75% cumulative total return for the six months ended September 30, 2014. In comparison, the MSCI BRIC Index generated a +4.58% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included China Mobile, China’s largest mobile telecommunications company; Mindtree, an Indian information technology (IT) consulting services firm; and Maharashtra Seamless, an Indian manufacturer of seamless steel pipes and tubes.

China Mobile provides mobile telecommunication services in mainland China and Hong Kong. Strong demand for smart-phones and accompanying applications is likely to drive continued demand growth for the mobile telecommunications industry, with the roll-out of 4G technology potentially boosting further demand. China Mobile is also among the companies that could potentially benefit from the Chinese government’s efforts to foster a more market-oriented management style among state-owned enterprises. China Mobile’s shares performed well as the company and two other leading Chinese telecommunication services providers agreed to establish the country’s first joint network infrastructure company to build towers, base stations and other transmission assets for the country’s telecommunications industry. The joint venture could help China Mobile and the other two carriers significantly reduce capital expenditures and operating costs.

Mindtree benefited from the rising outsourcing trend by U.S. and European corporations to Indian IT consulting firms. Its shares performed well, aided by the company’s strong earnings results for the first two quarters of 2014 and the Indian market’s buoyancy surrounding the election of Prime Minister Modi’s reformist administration. In our assessment, the Indian rupee’s weakness in the latter part of the period could potentially help the company, whose costs are mainly in rupees, while revenues are primarily in U.S. dollars and euros.

Maharashtra Seamless, in our view, could potentially benefit from the long-term rising demand from oil and gas companies and chemical companies for steel tubing as India and other emerging market countries industrialize. Its share price rose sharply after Prime Minister Modi’s decisive election victory, because many investors viewed the company to be well positioned to benefit from the new government’s pledge to increase infrastructure investment.

Top 10 Equity Holdings
9/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
Tencent Holdings Ltd.	6.2%
Internet Software & Services, China
China Mobile Ltd.	5.3%
Wireless Telecommunication Services, China
Itausa – Investimentos Itau SA, pfd.	5.0%
Banks, Brazil
LUKOIL Holdings, ADR	4.3%
Oil, Gas & Consumable Fuels, Russia
Banco Bradesco SA, ADR, pfd.	4.3%
Banks, Brazil
China Construction Bank Corp., H	3.7%
Banks, China
Luk Fook Holdings (International) Ltd.	3.6%
Specialty Retail, Hong Kong
Petrobras (Petroleo Brasileiro) SA, ADR, pfd.	3.4%
Oil, Gas & Consumable Fuels, Brazil
Travelsky Technology Ltd., H	3.2%
IT Services, China
ICBC (Industrial and Commercial Bank of China Ltd.), H	3.2%
Banks, China

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Semiannual Report | 5

TEMPLETON BRIC FUND

In contrast, key detractors from the Fund’s absolute performance during the reporting period included Vale, a Brazil-based global mining company; Ambev, a Brazil-based multinational brewing and soft drinks company; and Sohu.com, one of China’s top Internet portals.

Vale owns large reserves of iron ore and nickel, as well as transportation and logistics assets. We believe demand for steel, and therefore iron ore, is on a long-term uptrend, and companies such as Vale, with abundant, low-cost assets, represent an attractive investment opportunity. During the period, however, a decline in iron ore prices negatively affected Vale’s share price, as the steel industry’s somewhat subdued demand was unable to fully absorb increased supply, notably from Australian producers. Although anticipated capacity reductions by higher cost producers occurred more slowly than markets had anticipated, it could potentially balance supply and demand over time.

We believe Brazil’s consumer market has strong growth potential, and Ambev appears to us well positioned to fulfill the country’s rising beverage demand. Its shares were pressured by news that Brazil and Chile would increase beverage taxes, although Brazil subsequently delayed such tax hike. Speculation about a possible merger of two brewing industry giants, including Ambev’s parent company, generated discussion about Ambev’s role in such a scenario.

Sohu.com benefited from China’s growing online services and gaming demand. The company also provides sponsored searches, online advertising, online video and wireless services. Its share price declined as second-quarter corporate results missed market expectations, driven by weaker-than-expected gaming revenues and the Chinese government’s increasing regulatory pressure on the online video market.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the six-month period, our continued search for what we considered to be underappreciated companies with attractive growth prospects led us to undertake some purchases largely in Brazil and China via China H and Red Chip shares.7 In sector terms, we increased investments largely in energy and financials.8 Key purchases included new positions in leading Chinese commercial banks China Construction Bank and ICBC (Industrial and Commercial Bank of China), as well as in Petrobras (Petroleo Brasileiro), Brazil’s national oil and gas company.

Conversely, we conducted some sales because of share redemptions and as we sought to strategically reposition the Fund’s portfolio. We undertook some of our largest sales in India. In sector terms, we reduced investments largely in consumer discretionary, consumer staples and IT.9 Key sales included closing the Fund’s position in BOC Hong Kong (Holdings), one of Hong Kong’s leading commercial banking groups, and reducing investments in Tencent Holdings, one of China’s top Internet service portals, and Infosys, one of India’s major IT consulting companies.

7. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.
8. The energy sector comprises oil, gas and consumable fuels in the SOI. The financials sector comprises banks, diversified financial services, and real estate management and development in the SOI.
9. The consumer discretionary sector comprises automobiles, diversified consumer services and media in the SOI. The consumer staples sector comprises personal products and specialty retail in the SOI. The IT sector comprises Internet software and services and IT services in the SOI.

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TEMPLETON BRIC FUND

Thank you for your continued participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON BRIC FUND

Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/14	3/31/14		Change
A (TABRX)	$10.81	$10.32	+$	0.49
C (TPBRX)	$10.60	$10.16	+$	0.44
Advisor (TZBRX)	$10.79	$10.28	+$	0.51

Performance as of 9/30/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						2.00%	2.10%
6-Month	+	4.75%		-1.28%	$9,872
1-Year	+	4.15%		-1.82%	$9,818
5-Year		-4.91%		-2.16%	$8,964
Since Inception (6/1/06)	+	20.47%	+	1.54%	$11,354
C						2.72%	2.82%
6-Month	+	4.33%	+	3.33%	$10,333
1-Year	+	3.37%	+	2.37%	$10,237
5-Year		-8.26%		-1.71%	$9,174
Since Inception (6/1/06)	+	13.71%	+	1.55%	$11,371
Advisor[6]						1.72%	1.82%
6-Month	+	4.96%	+	4.96%	$10,496
1-Year	+	4.50%	+	4.50%	$10,450
5-Year		-3.53%		-0.72%	$9,647
Since Inception (6/1/06)	+	22.67%	+	2.48%	$12,267

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON BRIC FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in BRIC companies, which are located in, or operate in, emerging market countries, involve heightened risks related to the same factors, in addition to those associated with these companies’ smaller size, lesser liquidity and the lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund is a nondiversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares. All investments in emerging markets should be considered long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 7/31/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -21.09%
and -3.77%.

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TEMPLETON BRIC FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/14	Value 9/30/14	Period* 4/1/14–9/30/14
A
Actual	$1,000	$1,047.50	$10.32
Hypothetical (5% return before expenses)	$1,000	$1,014.99	$10.15
C
Actual	$1,000	$1,043.30	$13.93
Hypothetical (5% return before expenses)	$1,000	$1,011.43	$13.72
Advisor
Actual	$1,000	$1,049.60	$8.84
Hypothetical (5% return before expenses)	$1,000	$1,016.44	$8.69

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.01%, C: 2.72%; and Advisor: 1.72%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton BRIC Fund
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.32	$11.28	$12.21	$15.44	$13.77	$7.17
Income from investment operations[a]:
Net investment income[b]	0.14	0.28	0.12	0.14	0.02	0.01
Net realized and unrealized gains (losses)	0.35	(0.90)	(0.99)	(3.22)	1.68	6.63
Total from investment operations	0.49	(0.62)	(0.87)	(3.08)	1.70	6.64
Less distributions from net investment
income	—	(0.34)	(0.06)	(0.15)	(0.03)	(0.04)
Net asset value, end of period	$10.81	$10.32	$11.28	$12.21	$15.44	$13.77

Total return[c]	4.75%	(5.69)%	(7.15)%	(19.93)%	12.47%	92.67%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	2.14%	2.10%	2.06%	2.02%	2.11%	2.15%
Expenses net of waiver and payments
by affiliates	2.01%	2.00%	2.06%	2.02%	2.11%	2.15%[e]
Net investment income	2.50%	2.61%	1.02%	1.05%	0.17%	0.04%

Supplemental data
Net assets, end of period (000’s)	$171,320	$182,772	$270,172	$398,712	$595,870	$587,393
Portfolio turnover rate	18.15%	19.88%	29.92%	18.48%	18.74%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton BRIC Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.16	$11.10	$12.04	$15.20	$13.62	$7.14
Income from investment operations[a]:
Net investment income (loss)[b]	0.10	0.20	0.03	0.05	(0.07)	(0.08)
Net realized and unrealized gains (losses)	0.34	(0.89)	(0.97)	(3.16)	1.65	6.59
Total from investment operations	0.44	(0.69)	(0.94)	(3.11)	1.58	6.51
Less distributions from net investment
income	—	(0.25)	—	(0.05)	—	(0.03)
Net asset value, end of period	$10.60	$10.16	$11.10	$12.04	$15.20	$13.62

Total return[c]	4.33%	(6.37)%	(7.81)%	(20.46)%	11.60%	91.24%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	2.85%	2.82%	2.77%	2.72%	2.81%	2.85%
Expenses net of waiver and payments
by affiliates	2.72%	2.72%	2.77%	2.72%	2.81%	2.85%[e]
Net investment income (loss)	1.79%	1.89%	0.31%	0.35%	(0.53)%	(0.66)%

Supplemental data
Net assets, end of period (000’s)	$52,882	$58,216	$89,887	$127,570	$195,492	$192,625
Portfolio turnover rate	18.15%	19.88%	29.92%	18.48%	18.74%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton BRIC Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.28	$11.25	$12.18	$15.42	$13.77	$7.15
Income from investment operations[a]:
Net investment income (loss)[b]	0.15	0.30	0.15	0.15	0.03	(0.05)
Net realized and unrealized gains (losses)	0.36	(0.90)	(0.98)	(3.19)	1.72	6.72
Total from investment operations	0.51	(0.60)	(0.83)	(3.04)	1.75	6.67
Less distributions from net investment
income	—	(0.37)	(0.10)	(0.20)	(0.10)	(0.05)
Net asset value, end of period	$10.79	$10.28	$11.25	$12.18	$15.42	$13.77

Total return[c]	4.96%	(5.48)%	(6.86)%	(19.66)%	12.67%	93.41%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	1.85%	1.82%	1.77%	1.72%	1.81%	1.85%
Expenses net of waiver and payments
by affiliates	1.72%	1.72%	1.77%	1.72%	1.81%	1.85%[e]
Net investment income	2.79%	2.89%	1.31%	1.35%	0.47%	0.34%

Supplemental data
Net assets, end of period (000’s)	$9,244	$9,426	$13,549	$23,410	$28,617	$15,920
Portfolio turnover rate	18.15%	19.88%	29.92%	18.48%	18.74%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2014

Templeton BRIC Fund
	Industry	Shares	Value
Common Stocks 80.2%
Brazil 8.6%
AES Tiete SA	Independent Power & Renewable
	Electricity Producers	326,600	$2,139,080
Ambev SA	Beverages	1,019,830	6,683,584
Cia Hering	Specialty Retail	136,200	1,380,086
[a]Hypermarcas SA	Personal Products	335,339	2,408,686
Itau Unibanco Holding SA, ADR	Banks	532,693	7,393,779
			20,005,215
China 37.6%
[a]Baidu Inc., ADR	Internet Software & Services	12,000	2,618,760
Beijing Capital Land Ltd., H	Real Estate Management & Development	14,832,400	5,119,462
China Construction Bank Corp., H	Banks	12,210,000	8,570,187
China Mobile Ltd.	Wireless Telecommunication Services	1,069,859	12,352,503
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	6,586,800	5,768,481
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,529,500	4,264,671
[a]China Shipping Development Co. Ltd., H	Marine	2,262,000	1,418,730
CPMC Holdings Ltd.	Containers & Packaging	2,205,200	1,775,032
Dongfeng Motor Group Co. Ltd., H	Automobiles	1,836,000	3,017,182
Industrial and Commercial Bank of China Ltd., H	Banks	12,135,000	7,548,576
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,324,272	2,253,911
[a]Lianhua Supermarket Holdings Co. Ltd., H	Food & Staples Retailing	3,315,000	1,776,049
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	3,210,000	4,113,450
Soho China Ltd.	Real Estate Management & Development	3,653,749	2,644,558
[a]Sohu.com Inc.	Internet Software & Services	49,200	2,471,316
Tencent Holdings Ltd.	Internet Software & Services	972,095	14,434,978
Travelsky Technology Ltd., H	IT Services	7,011,700	7,567,378
			87,715,224
Hong Kong 5.9%
Giordano International Ltd.	Specialty Retail	7,520,325	4,067,841
I.T Ltd.	Specialty Retail	2,757,400	933,971
[a]Integrated Waste Solutions Group Holdings Ltd.	Commercial Services & Supplies	7,402,000	281,222
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,864,184	8,318,128
Perfect Shape PRC Holdings Ltd.	Diversified Consumer Services	848,200	180,244
			13,781,406
India 16.8%
Bajaj Holdings and Investment Ltd.	Diversified Financial Services	231,042	5,227,353
Biocon Ltd.	Biotechnology	201,141	1,617,181
Dr. Reddy's Laboratories Ltd.	Pharmaceuticals	54,930	2,862,364
Grasim Industries Ltd.	Construction Materials	45,935	2,632,697
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	14,987	104,248
ICICI Bank Ltd.	Banks	81,090	1,878,987
Infosys Ltd.	IT Services	111,600	6,752,305
Maharashtra Seamless Ltd.	Metals & Mining	1,034,578	5,374,995
Mindtree Ltd.	IT Services	252,003	4,778,862
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	313,884	4,790,608
Tata Consultancy Services Ltd.	IT Services	75,090	3,319,526
			39,339,126

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton BRIC Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Russia 10.8%
CTC Media Inc.	Media	357,861	$2,379,776
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	894,846	6,299,716
[b]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	83,250	4,245,750
[b]LUKOIL Holdings,ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	115,400	5,885,400
[a,c]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	50,661	1,424,081
[c]Uralkali OJSC, GDR, Reg S	Chemicals	90,500	1,606,375
[a]Yandex NV, A	Internet Software & Services	121,831	3,386,292
			25,227,390
United States 0.5%
[a]Luxoft Holding Inc.	IT Services	32,230	1,198,956

Total Common Stocks
(Cost $164,047,853)			187,267,317
Preferred Stocks 16.4%
Brazil 16.4%
Banco Bradesco SA, ADR, pfd.	Banks	697,166	9,934,615
Bradespar SA, pfd.	Metals & Mining	274,700	2,011,287
Itausa - Investimentos Itau SA, pfd.	Banks	3,081,761	11,672,288
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	539,100	8,027,199
Vale SA, ADR, pfd., A	Metals & Mining	671,895	6,524,100
Total Preferred Stocks
(Cost $39,994,327)			38,169,489
Total Investments before Short
Term Investments
(Cost $204,042,180)			225,436,806
Short Term Investments
(Cost $7,333,954) 3.1%
Money Market Funds 3.1%
United States 3.1%
[a,d]Institutional Fiduciary Trust Money
Market Portfolio		7,333,954	7,333,954
Total Investments
(Cost $211,376,134) 99.7%			232,770,760
Other Assets, less Liabilities 0.3%			674,487
Net Assets 100.0%			$233,445,247

See Abbreviations on page 26.
aNon-income producing.
bAt September 30, 2014, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2014, the aggregate value of these securities was $3,030,456, representing 1.3% of net assets.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2014 (unaudited)

Templeton BRIC Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$204,042,180
Cost - Sweep Money Fund (Note 3f)	7,333,954
Total cost of investments	$211,376,134
Value - Unaffiliated issuers	$225,436,806
Value - Sweep Money Fund (Note 3f)	7,333,954
Total value of investments	232,770,760
Cash	86,561
Receivables:
Investment securities sold	1,837,621
Capital shares sold	93,938
Dividends	84,388
Foreign tax	154,655
Other assets	73
Total assets	235,027,996
Liabilities:
Payables:
Investment securities purchased	489,788
Capital shares redeemed	469,712
Management fees	116,583
Distribution fees	190,117
Transfer agent fees	233,197
Trustees’ fees and expenses	2,230
Accrued expenses and other liabilities	81,122
Total liabilities	1,582,749
Net assets, at value	$233,445,247
Net assets consist of:
Paid-in capital	$501,040,893
Undistributed net investment income	2,333,177
Net unrealized appreciation (depreciation)	21,341,379
Accumulated net realized gain (loss)	(291,270,202)
Net assets, at value	$233,445,247

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2014 (unaudited)

Templeton BRIC Fund

Class A:
Net assets, at value	$171,319,652
Shares outstanding	15,854,901
Net asset value per share[a]	$10.81
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.47
Class C:
Net assets, at value	$52,882,029
Shares outstanding	4,988,301
Net asset value and maximum offering price per share[a]	$10.60
Advisor Class:
Net assets, at value	$9,243,566
Shares outstanding	856,985
Net asset value and maximum offering price per share	$10.79

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2014 (unaudited)

Templeton BRIC Fund

Investment income:
Dividends (net of foreign taxes of $396,447)	$5,696,761
Expenses:
Management fees (Note 3a)	1,641,921
Distribution fees: (Note 3c)
Class A	270,498
Class C	292,023
Transfer agent fees: (Note 3e)
Class A	370,076
Class C	116,987
Advisor Class	18,949
Custodian fees (Note 4)	46,803
Reports to shareholders	55,396
Registration and filing fees	32,270
Professional fees	35,142
Trustees’ fees and expenses	6,536
Other	8,999
Total expenses	2,895,600
Expenses waived/paid by affiliates (Note 3g)	(162,722)
Net expenses	2,732,878
Net investment income	2,963,883
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,117,756
Foreign currency transactions	(60,675)
Net realized gain (loss)	11,057,081
Net change in unrealized appreciation (depreciation) on:
Investments	(2,007,840)
Translation of other assets and liabilities denominated in foreign currencies	(18,179)
Net change in unrealized appreciation (depreciation)	(2,026,019)
Net realized and unrealized gain (loss)	9,031,062
Net increase (decrease) in net assets resulting from operations	$11,994,945

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton BRIC Fund

	Six Months Ended
	September 30, 2014	Year Ended
	(unaudited)	March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$2,963,883	$7,371,870
Net realized gain (loss) from investments and foreign currency transactions	11,057,081	(28,695,783)
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(2,026,019)	(406,215)
Net increase (decrease) in net assets resulting from operations	11,994,945	(21,730,128)
Distributions to shareholders from:
Net investment income:
Class A	—	(6,523,980)
Class C	—	(1,599,121)
Advisor Class	—	(378,633)
Total distributions to shareholders	—	(8,501,734)
Capital share transactions: (Note 2)
Class A	(20,303,761)	(65,400,617)
Class C	(8,053,768)	(24,570,655)
Advisor Class	(605,594)	(2,991,788)
Total capital share transactions	(28,963,123)	(92,963,060)
Net increase (decrease) in net assets	(16,968,178)	(123,194,922)
Net assets:
Beginning of period	250,413,425	373,608,347
End of period	$233,445,247	$250,413,425
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$2,333,177	$(630,706)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton BRIC Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

20 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America.

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Semiannual Report | 21

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods. Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2014		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	922,334	$10,332,886	2,332,736	$24,935,368
Shares issued in reinvestment of distributions	16	180	580,183	6,300,786
Shares redeemed	(2,783,298)	(30,636,827)	(9,148,404)	(96,636,771)
Net increase (decrease)	(1,860,948)	$(20,303,761)	(6,235,485)	$(65,400,617)
Class C Shares:
Shares sold	156,767	$1,705,267	586,717	$6,084,750
Shares issued in reinvestment of distributions	–	–	134,756	1,444,586
Shares redeemed	(899,537)	(9,759,035)	(3,088,060)	(32,099,991)
Net increase (decrease)	(742,770)	$(8,053,768)	(2,366,587)	$(24,570,655)
Advisor Class Shares:
Shares sold	153,333	$1,720,479	429,853	$4,592,124
Shares issued in reinvestment of distributions	–	–	27,951	302,435
Shares redeemed	(212,934)	(2,326,073)	(745,619)	(7,886,347)
Net increase (decrease)	(59,601)	$(605,594)	(287,815)	$(2,991,788)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:
Class A	0.35%
Class C	1.00%
The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$17,949
CDSC retained	$2,213

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2014, the Fund paid transfer agent fees of $506,012, of which $218,799 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Effective August 1, 2014, TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.72% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carry forwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, capital loss carry forwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$85,086,528
2018	170,308,709
2019	12,538,988
Capital loss carryforwards not subject to expiration:
Short term	4,946,578
Long term	29,277,931
Total capital loss carryforwards	$302,158,734

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

At September 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$214,397,978

Unrealized appreciation	$40,231,256
Unrealized depreciation	(21,858,474)
Net unrealized appreciation (depreciation)	$18,372,782

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2014, aggregated $44,216,057 and $71,993,035, respectively

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies recently impacted by the financial and energy sectorial sanctions, the restrictions do not impact the existing investments in those issuers. At September 30, 2014, the Fund had 10.8% of its net assets invested in Russia

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended September 30, 2014, the Fund did not use the Global Credit Facility.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$14,681,924	$10,545,466	$—	$25,227,390
All Other Equity Investments[b]	200,209,416	—	—	200,209,416
Short Term Investments	7,333,954	—	—	7,333,954
Total Investments in Securities	$222,225,294	$10,545,466	$—	$232,770,760

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR		American Depositary Receipt
GDR		Global Depositary Receipt

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TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON BRIC FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton BRIC Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	405 S 11/14

Semiannual Report and Shareholder Letter

September 30, 2014

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Emerging Markets
Balanced Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	28
Notes to Financial Statements	32
Shareholder Information	43

Semiannual Report

Templeton Emerging Markets Balanced Fund

This semiannual report for Templeton Emerging Markets Balanced Fund covers the period ended September 30, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Economic and Market Overview

The global economy grew moderately during the six months under review as many emerging markets continued to grow and many developed markets continued to recover. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust rate in the third quarter, resulting from slower fixed-asset investment growth, particularly in real estate. Stronger demand and an expanding services sector contributed to economic stability. Additionally, retail sales continued to grow as household income increased. Domestic demand accounted for a greater portion of gross domestic product, indicating progress in policymakers’ efforts to make China’s economy more consumer driven. China’s manufacturing sector improved during the period, suggesting the country’s economy remained in an expansionary mode. The economies of India, Qatar, Malaysia and Hungary were among those that showed signs of improvement, while several economies, including those of Turkey, South Africa, South Korea, Russia and Mexico, showed signs of moderation. Following a contraction in the second quarter, Brazil’s economy showed signs of improvement at period-end as services sector strength offset manufacturing sector weakness.

Central bank actions varied across emerging markets. Several central banks, including those of Brazil, South Africa, Russia and Malaysia, raised interest rates in response to rising inflation and weakening currencies. In contrast, several central banks, including those of Turkey, Chile, Mexico, South Korea and Hungary, lowered interest rates in an effort to promote economic growth. The People’s Bank of China implemented monetary stimulus measures and reduced the cash reserve requirement ratio for banks serving rural borrowers and smaller companies to stimulate lending to targeted sectors and support economic expansion.

Emerging market stocks outperformed their developed market counterparts during the six-month period, as many investors were encouraged by generally positive global economic data and seemed to focus on the relatively attractive valuations of many emerging market stocks. Emerging markets performed well during most of the period as countries such as India and Indonesia were buoyed by investors’ optimism for potential economic reforms suggested by national election outcomes. Further supporting emerging market stocks were China’s implementation of additional stimulus measures, the European Central Bank’s monetary easing and investors’ fading concerns about the impact of a continued reduction in U.S. quantitative easing on emerging markets. However, renewed concerns about the future course of U.S. monetary policy, a possibly close presidential election in Brazil, less robust Chinese economic data, continued geopolitical tensions in Ukraine and the Middle East, and pro-democracy protests in Hong Kong weighed on emerging markets toward period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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TEMPLETON EMERGING MARKETS BALANCED FUND

For the six months ended September 30, 2014, emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, generated a +3.12% total return.1 The J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, which measures performance of U.S. dollar-denominated emerging market bonds, produced a +3.69% total return for the same period.1 Among emerging market stocks, Asia outperformed the MSCI EM Index, driven by strong stock performances in Thailand, India and the Philippines, along with solid gains in China and Taiwan. European emerging markets overall under-performed as Greece, Hungary, Russia and Poland posted declines that more than offset gains in the Czech Republic and Turkey. Latin America was positive, as gains in Mexico and Peru offset losses in Chile, Brazil and Colombia. In the Middle East and Africa, Egypt, the United Arab Emirates and Qatar generated double-digit returns, while South Africa declined. Among emerging market sovereign bond markets, Middle East and Africa, as well as Asia, outperformed the JPM EMBI Global. Latin America and Europe also generated gains.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract, also called a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Performance Overview

The Fund’s Class A shares delivered a +1.51% cumulative total return for the six months ended September 30, 2014. For comparison, an equally weighted combination of the MSCI EM Index and the JPM EMBI Global generated a +3.44% total return for the same period.1,2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

We continued to allocate in favor of equities during the fiscal year as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we remain encouraged by the growth prospects and low indebtedness of many emerging market countries.

Equity

During the six months under review, key contributors to the Fund’s absolute performance included United Bank, one of Pakistan’s five largest banks; Brilliance China Automotive

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
2. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the six months ended 9/30/14, the MSCI EM Index posted a +3.12% total return and the JPM EMBI Global posted a +3.69% total return.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Holdings, one of China’s major automobile manufacturers; and Land and Houses, one of Thailand’s largest residential property developers.

United Bank benefited from a high net interest margin resulting from its high proportion of low-cost deposits funding. Net interest margin is a profitability measure relating the difference between interest income earned on a bank’s assets and interest paid on its liabilities. The bank’s share price rose as it reported higher earnings for the first half of 2014, driven by higher mar gins and lower loan loss provisions. As part of the Pakistani government’s reform and privatization program, the government sold its 19.8% holding in United Bank in June. The $387 million sale was well received, easing concerns that it could create an oversupply situation. The doubling of the bank’s shares available to the public from 20% to about 40% increased liquidity and further supported investor sentiment.

Brilliance China Automotive is noted for its joint venture with German luxury car maker BMW. We believe the company is well positioned to fulfill the fast-growing demand for affordable luxury vehicles from China’s expanding middle class. The robust sales growth of luxury cars in China supported Brilliance’s strong first-half 2014 earnings, with BMW vehicles taking an increasing share of the market. Continued positive car-sales data and news of an extension to 2028 of the joint venture agreement between Brilliance and BMW also buoyed Brilliance’s share price.

Land and Houses’ record second-quarter sales and higher gross profit margins, driven by strong pricing power and relatively low competition in the low-rise property segment, drove the property developer’s strong share performance. Thailand’s low interest rate environment and stabilizing political situation further supported investors’ positive view on Land and Houses. Thailand’s overall stock market was notably strong during the six-month reporting period as the government introduced stimulative budget measures and economic recovery continued.

In contrast, key detractors from the Fund’s absolute performance included Vale, a Brazil-based global mining company; Bank Danamon Indonesia, one of Indonesia’s largest banks; and Melco Crown Entertainment, a casino gaming and entertainment resort facilities operator in Macau.

Vale owns large reserves of iron ore and nickel, as well as transportation and logistics assets. We believe demand for steel, and therefore iron ore, is on a long-term uptrend, and companies such as Vale, with abundant, low-cost assets, represent an attractive investment opportunity. During the period, however, a decline in iron ore prices negatively affected Vale’s share price, as the steel industry’s somewhat subdued demand was unable to fully absorb increased supply, notably from Australian producers. Although anticipated capacity reductions by higher cost producers occurred more slowly than markets had anticipated, it could potentially balance supply and demand over time. Because we considered the short-term price weakness as an investment opportunity, we increased the Fund’s position in the company.

We believe Bank Danamon Indonesia could benefit from the country’s economic growth and the expanding middle class’s rising demand for financial products. Weaker-than-expected first-half 2014 earnings, resulting from slow microloan growth, higher cost of funds and a regulatory change in fee income recognition weighed on the bank’s share price. In our view, the

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TEMPLETON EMERGING MARKETS BALANCED FUND

new government’s potential reforms in infrastructure spending, bureaucracy, health and education could benefit the country and its banking sector.

Melco Crown Entertainment’s slower revenue growth and higher operational costs resulted in weaker-than-expected second-quarter earnings. After strong performance in the latter part of 2013, the company’s share price declined during the period as concerns about the long-term impact of rapidly increasing hotel and casino capacity on Macau’s Cotai Strip led many investors to take profits. We sold the Fund’s position in the company as we sought to take advantage of opportunities we considered to be more attractively valued within our investment universe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2014, the U.S. dollar rose in value relative to most currencies. As a result, performance of the Fund’s equity portion was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the six-month period, our continued search for what we considered to be undervalued companies with attractive fundamentals led us to increase the Fund’s equity holdings largely in Thailand, Brazil and Russia. We also made purchases in other countries, including Indonesia and Turkey. Additionally, we initiated equity exposures in certain countries, including South Korea and Greece. In sector terms, we increased holdings largely in financials, energy and materials.3 Key purchases included new positions in Itau Unibanco Holding, one of Brazil’s largest financial conglomerates; Siam Commercial Bank, one of Thailand’s leading banks; and Petrobras (Petroleo Brasileiro), Brazil’s national oil and gas company.

Top Five Equity Holdings
9/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
United Bank Ltd.	5.5%
Banks, Pakistan
Brilliance China Automotive Holdings Ltd.	4.4%
Automobiles, China
Remgro Ltd.	2.9%
Diversified Financial Services, South Africa
Land and Houses PCL, fgn. & wts.	2.6%
Real Estate Management & Development, Thailand
Anheuser-Busch InBev NV	2.4%
Beverages, Belgium

Conversely, we conducted some sales as we sought to invest in companies we considered to be more attractively valued within our investment universe. We reduced the Fund’s holdings largely in Hong Kong, Saudi Arabia and India and eliminated exposures to Cambodia and Macau (through Hong Kong-listed companies). In sector terms, we reduced investments largely in information technology (IT), consumer discretionary and telecommunication services.4 Key sales included closing the Fund’s position in SJM Holdings, a casino gaming operator in Macau, and reducing investments in Infosys, an Indian IT consulting firm, and Mobily (Etihad Etisalat),5 one of Saudi Arabia’s leading mobile services providers.

Fixed Income

Our fixed income strategy remained focused on positioning the portfolio to minimize the adverse effects of potentially rising interest rates. Consequently, we continued to position defensively with respect to duration and actively sought opportunities that offered the potential to earn positive real yields while avoiding undue interest rate risk. The Fund maintained little overall duration exposure in emerging markets, but maintained select exposures in countries where higher rates and healthier fiscal and monetary policy fundamentals prevailed. Select duration exposures in Latin America and peripheral European countries contributed to absolute performance during the period.

3. The financials sector comprises banks, diversified financial services, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.

4. The IT sector comprises Internet software and services, IT services, and semiconductors and semiconductor equipment in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; and textiles, apparel and luxury goods in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI.

5. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.

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What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower dura-
tion can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

The Fund’s currency positions detracted from absolute return during the period. As part of the Fund’s investment strategy, we used currency forward contracts to limit or add exposures to various currencies, sometimes resulting in net-negative positions, such as in the euro. The U.S. dollar was broadly stronger during the period and gained 5.78% against the currencies of major U.S. trading partners.6

In Asia, the Japanese yen depreciated 6.12% against the U.S. dollar during the period.7 Central banks in the Philippines and Malaysia increased policy rates during the period while the Bank of Korea decreased its interest rate. Rates remained unchanged in Indonesia, India and Sri Lanka. With few exceptions, Asian currencies generally depreciated against the U.S. dollar during the period. The Indonesian rupiah depreciated 6.77%, the Indian rupee fell 3.30%, the Malaysian ringgit lost 0.46%, and the Philippine peso shed 0.07%.7 Conversely, the South Korean won appreciated 0.87% and the Sri Lankan rupee gained 0.21%.7 Overall, the Fund’s currency positions in the region had a largely neutral effect on absolute performance during the period.

In Europe, the euro depreciated 8.34% against the U.S. dollar during the period.7 The Fund maintained exposures to peripheral European currencies against the euro during the period; these exposures were largely neutral for absolute performance. The Serbian dinar depreciated 2.96%, the Hungarian forint declined 1.03%, and the Polish zloty fell 0.29% against the euro.7

Top Five Fixed Income Holdings*
9/30/14
% of Total
Issue/Issuer	Net Assets
Government of Hungary	3.2%
Government of Sri Lanka	2.3%
Serbia Treasury Note	2.0%
Government of Poland	1.9%
Government of Nigeria	1.6%
*Excludes short-term investments.

In the Americas, central banks in Chile and Mexico cut their policy rates, while Brazil raised its rate. Currencies across Latin America generally depreciated against the U.S. dollar. The Uruguayan peso depreciated 8.83%, the Chilean peso fell 7.81%, the Brazilian real declined 7.88%, and the Mexican peso lost 2.84% against the U.S. dollar.7 Overall, currency positions in Latin America detracted from absolute performance during the period.

The Fund held investment-grade and subinvestment-grade hard currency-denominated sovereign debt during the period. Such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European government bonds. Spreads between yields on sovereign credits and U.S. Treasuries widened modestly during the period, while the yield on the 10-year U.S. Treasury note declined 21 basis points (0.21%). Overall, the Fund’s sovereign credit exposures contributed to absolute performance during the period.

6. Source: Federal Reserve H.10 Report.
7. Source: FactSet.

franklintempleton.com Semiannual Report | 7

TEMPLETON EMERGING MARKETS BALANCED FUND

Thank you for your participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Semiannual Report franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/14	3/31/14		Change
A (TAEMX)	$10.14	$10.10	+$	0.04
C (n/a)	$10.07	$10.03	+$	0.04
R (n/a)	$10.12	$10.09	+$	0.03
Advisor (TZEMX)	$10.15	$10.11	+$	0.04

Distributions (4/1/14–9/30/14)
Dividend
Share Class	Income
A	$0.1160
C	$0.0804
R	$0.1057
Advisor	$0.1289

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Semiannual Report | 9

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 9/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						1.54%	2.04%
6-Month	+	1.51%		-4.36%	$9,564
1-Year	+	0.39%		-5.39%	$9,461
Since Inception (10/3/11)	+	10.32%	+	1.31%	$10,398
C						2.24%	2.74%
6-Month	+	1.17%	+	0.17%	$10,017
1-Year		-0.40%		-1.36%	$9,864
Since Inception (10/3/11)	+	7.84%	+	2.55%	$10,784
R						1.74%	2.24%
6-Month	+	1.31%	+	1.31%	$10,131
1-Year	+	0.05%	+	0.05%	$10,005
Since Inception (10/3/11)	+	9.38%	+	3.04%	$10,938
Advisor						1.24%	1.74%
6-Month	+	1.63%	+	1.63%	$10,163
1-Year	+	0.65%	+	0.65%	$10,065
Since Inception (10/3/11)	+	11.07%	+	3.57%	$11,107

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Semiannual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Smaller company stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 7/31/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com Semiannual Report | 11

TEMPLETON EMERGING MARKETS BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Semiannual Report

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TEMPLETON EMERGING MARKETS BALANCED FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/14	Value 9/30/14	Period* 4/1/14–9/30/14
A
Actual	$1,000	$1,015.10	$7.73
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.74
C
Actual	$1,000	$1,011.70	$11.25
Hypothetical (5% return before expenses)	$1,000	$1,013.89	$11.26
R
Actual	$1,000	$1,013.10	$8.73
Hypothetical (5% return before expenses)	$1,000	$1,016.39	$8.74
Advisor
Actual	$1,000	$1,016.30	$6.22
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.23
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.53%;
C: 2.23%; R: 1.73%; and Advisor: 1.23%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Balanced Fund
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.10	$11.38	$11.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.19	0.36	0.34	0.12
Net realized and unrealized gains (losses)	(0.03)	(1.32)	(0.08)	1.47
Total from investment operations	0.16	(0.96)	0.26	1.59
Less distributions from:
Net investment income	(0.12)	(0.31)	(0.41)	(0.06)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.12)	(0.32)	(0.41)	(0.06)
Net asset value, end of period	$10.14	$10.10	$11.38	$11.53

Total return[e]	1.51%	(8.27)%	2.21%	15.92%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.03%	2.04%	2.09%	2.43%
Expenses net of waiver and payments by affiliates	1.53%	1.54%	1.44%	1.40%
Net investment income	3.59%	3.52%	3.01%	2.16%

Supplemental data
Net assets, end of period (000’s)	$33,254	$29,971	$26,559	$14,730
Portfolio turnover rate	29.43%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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	TEMPLETON GLOBAL INVESTMENT TRUST
		FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.03	$11.32	$11.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.15	0.28	0.24	0.14
Net realized and unrealized gains (losses)	(0.03)	(1.31)	(0.07)	1.41
Total from investment operations	0.12	(1.03)	0.17	1.55
Less distributions from:
Net investment income	(0.08)	(0.25)	(0.34)	(0.06)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.08)	(0.26)	(0.34)	(0.06)
Net asset value, end of period	$10.07	$10.03	$11.32	$11.49

Total return[e]	1.17%	(8.96)%	1.38%	15.49%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.73%	2.73%	2.88%	3.26%
Expenses net of waiver and payments by affiliates	2.23%	2.23%	2.23%	2.23%
Net investment income	2.89%	2.83%	2.22%	1.33%

Supplemental data
Net assets, end of period (000’s)	$4,637	$4,250	$3,256	$534
Portfolio turnover rate	29.43%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012 [a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.09	$11.37	$11.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.18	0.36	0.30	0.13
Net realized and unrealized gains (losses)	(0.04)	(1.34)	(0.07)	1.44
Total from investment operations	0.14	(0.98)	0.23	1.57
Less distributions from:
Net investment income	(0.11)	(0.29)	(0.37)	(0.06)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.11)	(0.30)	(0.37)	(0.06)
Net asset value, end of period	$10.12	$10.09	$11.37	$11.51

Total return[e]	1.31%	(8.45)%	1.92%	15.71%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.23%	2.23%	2.38%	2.76%
Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%	1.73%
Net investment income	3.39%	3.33%	2.72%	1.83%

Supplemental data
Net assets, end of period (000’s)	$57	$53	$56	$20
Portfolio turnover rate	29.43%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
		FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.11	$11.40	$11.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.21	0.42	0.37	0.12
Net realized and unrealized gains (losses)	(0.04)	(1.36)	(0.08)	1.49
Total from investment operations	0.17	(0.94)	0.29	1.61
Less distributions from:
Net investment income	(0.13)	(0.34)	(0.43)	(0.07)
Net realized gains	—	(0.01)	(—)[d]	—
Total distributions	(0.13)	(0.35)	(0.43)	(0.07)
Net asset value, end of period	$10.15	$10.11	$11.40	$11.54

Total return[e]	1.63%	(8.07)%	2.43%	16.07%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.73%	1.73%	1.88%	2.26%
Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%	1.23%
Net investment income	3.89%	3.83%	3.22%	2.33%

Supplemental data
Net assets, end of period (000’s)	$8,179	$8,911	$17,346	$12,087
Portfolio turnover rate	29.43%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2014 (unaudited)

Templeton Emerging Markets Balanced Fund
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity Interests 59.2%
Austria 0.1%
OMV AG	Oil, Gas & Consumable Fuels	1,455	$48,961
Belgium 2.4%
Anheuser-Busch InBev NV	Beverages	9,895	1,101,182
Brazil 3.1%
Ambev SA	Beverages	67,400	441,714
Itau Unibanco Holding SA, ADR	Banks	70,150	973,682
			1,415,396
Chile 0.3%
Sociedad Quimica Y Minera de Chile SA Soquimich, ADR	Chemicals	6,068	158,618
China 13.7%
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	110,000	44,767
Angang Steel Co. Ltd., H	Metals & Mining	242,000	153,341
Brilliance China Automotive Holdings Ltd.	Automobiles	1,172,600	2,041,760
China Construction Bank Corp., H	Banks	397,700	279,145
China Mobile Ltd.	Wireless Telecommunication
	Services	35,500	409,880
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	280,000	245,214
[a]China Shipping Development Co. Ltd., H	Marine	868,500	544,725
CNOOC Ltd.	Oil, Gas & Consumable Fuels	280,000	479,610
Industrial and Commercial Bank of China Ltd., H	Banks	444,600	276,563
NetEase Inc., ADR	Internet Software & Services	2,188	187,424
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	507,000	649,694
Tencent Holdings Ltd.	Internet Software & Services	52,000	772,166
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	306,000	251,432
			6,335,721
Greece 0.2%
[a]National Bank of Greece SA	Banks	31,168	91,320
Hong Kong 0.3%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	16,300	155,339
India 2.5%
Infosys Ltd., ADR	IT Services	8,090	489,364
Tata Motors Ltd., ADR	Automobiles	14,701	642,581
			1,131,945
Indonesia 3.2%
Astra International Tbk PT	Automobiles	913,800	528,707
Bank Danamon Indonesia Tbk PT	Banks	2,128,100	682,005
Semen Indonesia (Persero) Tbk PT	Construction Materials	218,500	276,599
			1,487,311
Jordan 0.3%
Arab Potash Co. PLC	Chemicals	4,918	159,448
Pakistan 5.5%
United Bank Ltd.	Banks	1,385,600	2,552,421
Peru 0.3%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	9,800	113,484

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franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Philippines 1.1%
Ayala Corp.	Diversified Financial Services	12,190	$200,614
[a]Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	615,800	184,610
[a]Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	484,200	142,142
			527,366
Russia 4.2%
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	35,700	251,328
[b]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	4,800	244,800
[a,c]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	4,381	123,150
Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Metals & Mining	34,200	637,830
[c]O’Key Group SA, GDR, Reg S	Food & Staples Retailing	9,770	71,321
[a]Yandex NV, A	Internet Software & Services	21,400	594,813
			1,923,242
South Africa 5.3%
Kumba Iron Ore Ltd.	Metals & Mining	2,151	50,798
MTN Group Ltd.	Wireless Telecommunication
	Services	11,200	236,504
Naspers Ltd., N	Media	7,412	817,645
Remgro Ltd.	Diversified Financial Services	65,900	1,331,430
			2,436,377
South Korea 0.9%
Hyundai Development Co.	Construction & Engineering	5,030	203,594
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	2,877	221,171
			424,765
Switzerland 0.8%
Compagnie Financiere Richemont SA	Textiles, Apparel &
	Luxury Goods	4,654	381,963
Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors &
	Semiconductor Equipment	183,000	721,894
Thailand 8.8%
Kasikornbank PCL, fgn.	Banks	68,300	492,746
Land and Houses PCL, fgn.	Real Estate Management
	& Development	3,355,900	1,076,040
[a]Land and Houses PCL, fgn., wts., 5/05/17	Real Estate Management
	& Development	566,460	117,012
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	39,200	193,371
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	38,600	428,426
Quality Houses PCL, fgn.	Real Estate Management
	& Development	1,315,900	171,207
Siam Commercial Bank PCL, fgn.	Banks	182,500	1,024,048
Univanich Palm Oil PCL, fgn.	Food Products	1,657,000	531,303
			4,034,153

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Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants		Value
Common Stocks and Other Equity Interests (continued)
Turkey 1.4%
Akbank TAS	Banks	97,000		$316,105
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	5,933		119,213
Turkiye Garanti Bankasi AS	Banks	59,360		208,564
				643,882
United Kingdom 2.1%
Unilever PLC	Food Products	23,186		971,739
United States 1.1%
Avon Products Inc.	Personal Products	38,816		489,082
Total Common Stocks and Other Equity Interests
(Cost $25,020,674)				27,305,609
[d]Participatory Notes (Cost $154,576) 0.3%
Saudi Arabia 0.3%
[e]HSBC Bank PLC, Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication
	Services	6,753		162,457
Preferred Stocks 2.3%
Brazil 2.3%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	41,100		611,979
Vale SA, ADR, pfd., A	Metals & Mining	45,789		444,611
Total Preferred Stocks (Cost $1,256,087)				1,056,590

		Principal
		Amount*

Corporate Bonds and Notes 3.3%
Kazakhstan 0.4%
[e]HSBK (Europe) BV, senior note, 144A, 7.25%, 5/03/17	Banks	165,000		176,599
Mexico 0.0%†
[e,f]Corporacion GEO SAB de CV, senior note, 144A, 8.875%,
3/27/22	Household Durables	200,000		22,074
Nigeria 0.5%
[e]Access Bank PLC, sub. note, 144A, 9.25% to 6/23/19,
FRN thereafter, 6/24/21	Banks	200,000		207,750
Poland 0.3%
[e,g]Play Topco SA, senior note, 144A, PIK, 7.75%, 2/28/20	Communications Equipment	120,000	EUR	150,033
Romania 0.3%
[e]Cable Communications Systems NV, senior secured note, 144A,
7.50%, 11/01/20	Media	100,000	EUR	133,394
Russia 0.4%
[e,h]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan participation,
secured note, 144A, 7.875%, 9/25/17	Banks	155,000		161,975
South Africa 0.4%
[e]Edcon Holdings Pty. Ltd., senior note, 144A, 13.375%,
6/30/19	Specialty Retail	100,000	EUR	54,936
[e]Edcon Pty. Ltd., senior secured note, 144A, 9.50%, 3/01/18	Specialty Retail	135,000	EUR	143,533
				198,469

20 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Corporate Bonds and Notes (continued)
Turkey 0.4%
[e]Turkiye Is Bankasi, sub. note, 144A, 6.00%, 10/24/22	Banks	200,000		$195,767
Ukraine 0.6%
[e]Metinvest BV, 144A, 10.25%, 5/20/15	Metals & Mining	145,000		113,491
[c,h]State Export-Import Bank of Ukraine (BIZ FIN), loan participation,
Reg S, 8.75%, 1/22/18	Banks	200,000		152,002
				265,493
Total Corporate Bonds and Notes
(Cost $1,796,364)				1,511,554
Foreign Government and Agency Securities 25.8%
Brazil 1.7%
Letra Tesouro Nacional, Strip,
10/01/15		90	[i] BRL	32,834
1/01/16		210	[i] BRL	74,417
7/01/16		30	[i] BRL	10,014
10/01/16		80	[i] BRL	25,879
[j]Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/15		300	[i] BRL	308,069
8/15/18		80	[i] BRL	81,424
5/15/19		50	[i] BRL	50,824
8/15/20		10	[i] BRL	10,156
8/15/22		40	[i] BRL	40,652
5/15/23		68	[i] BRL	68,792
5/15/45		100	[i] BRL	99,127
				802,188
Ecuador 1.6%
[e]Government of Ecuador, senior note, 144A, 7.95%, 6/20/24		700,000		737,387
Ghana 1.3%
Government of Ghana,
14.00%, 10/13/14		10,000	GHS	3,032
14.99%, 2/23/15		150,000	GHS	44,365
24.00%, 5/25/15		285,000	GHS	87,408
21.00%, 10/26/15		410,000	GHS	123,176
19.24%, 5/30/16		165,000	GHS	48,313
24.44%, 5/29/17		10,000	GHS	3,232
23.00%, 8/21/17		310,000	GHS	97,784
[e]144A, 7.875%, 8/07/23		200,000		201,648
				608,958
Hungary 3.2%
Government of Hungary,
5.50%, 12/22/16		78,970,000	HUF	344,692
4.00%, 4/25/18		11,320,000	HUF	47,276
6.50%, 6/24/19		48,690,000	HUF	221,943
7.50%, 11/12/20		17,140,000	HUF	82,776
5.375%, 2/21/23		70,000		74,235
A, 8.00%, 2/12/15		2,040,000	HUF	8,489
A, 6.75%, 11/24/17		48,310,000	HUF	220,024

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Semiannual Report | 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency Securities (continued)
Hungary (continued)
Government of Hungary, (continued)
A, 5.50%, 12/20/18	31,810,000	HUF	$140,161
A, 7.00%, 6/24/22	9,040,000	HUF	42,936
A, 6.00%, 11/24/23	28,230,000	HUF	127,476
B, 6.75%, 2/24/17	30,000,000	HUF	134,293
B, 5.50%, 6/24/25	4,370,000	HUF	19,014
			1,463,315
Indonesia 0.5%
Government of Indonesia,
FR31, 11.00%, 11/15/20	31,000,000	IDR	2,877
FR34, 12.80%, 6/15/21	1,751,000,000	IDR	176,316
FR35, 12.90%, 6/15/22	31,000,000	IDR	3,181
FR36, 11.50%, 9/15/19	63,000,000	IDR	5,853
FR43, 10.25%, 7/15/22	31,000,000	IDR	2,812
senior bond, FR53, 8.25%, 7/15/21	173,000,000	IDR	14,173
senior note, 8.50%, 10/15/16	125,000,000	IDR	10,423
			215,635
Kenya 0.5%
[e]Government of Kenya, senior note, 144A, 6.875%, 6/24/24	200,000		211,580
Malaysia 0.7%
Government of Malaysia,
3.741%, 2/27/15	1,050,000	MYR	320,874
3.835%, 8/12/15	55,000	MYR	16,853
senior bond, 4.262%, 9/15/16	20,000	MYR	6,197
			343,924
Mexico 0.5%
Government of Mexico, 9.50%, 12/18/14	28,000	[k] MXN	211,362
Mongolia 0.4%
[e]Government of Mongolia, senior note, 144A, 5.125%, 12/05/22	200,000		180,050
Nigeria 1.6%
Government of Nigeria,
13.05%, 8/16/16	46,700,000	NGN	290,550
15.10%, 4/27/17	69,000,000	NGN	449,836
			740,386
Philippines 0.5%
Government of the Philippines, senior note, 1.625%, 4/25/16	10,280,000	PHP	227,642
Poland 1.9%
Government of Poland,
5.00%, 4/25/16	185,000	PLN	58,463
[l]FRN, 2.69%, 1/25/17	571,000	PLN	172,805
[l]FRN, 2.69%, 1/25/21	579,000	PLN	173,809
Strip, 7/25/15	1,100,000	PLN	327,101
Strip, 1/25/16	460,000	PLN	135,410
			867,588

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*			Value
Foreign Government and Agency Securities (continued)
Republic of Montenegro 0.3%
[e]Government of Montenegro, 144A, 5.375%, 5/20/19	110,000	EUR $		147,888
Senegal 0.4%
[e]Government of Senegal, 144A, 6.25%, 7/30/24	200,000			200,287
Serbia 2.4%
[e]Government of Serbia, senior note, 144A, 7.25%, 9/28/21	200,000			224,390
Serbia Treasury Note, 10.00%,
4/27/15	19,780,000	RSD		212,959
9/14/15	16,700,000	RSD		180,369
10/18/15	5,500,000	RSD		59,424
1/30/16	390,000	RSD		4,208
2/21/16	39,000,000	RSD		420,600
12/19/16	1,900,000	RSD		20,341
11/08/17	510,000	RSD		5,382
	1,127,673
South Korea 0.3%
Korea Treasury Bond, senior note,
2.75%, 6/10/16	76,000,000	KRW		72,656
3.00%, 12/10/16	69,400,000	KRW		66,812
				139,468
Sri Lanka 2.3%
Government of Sri Lanka,
[e]144A, 5.875%, 7/25/22	200,000			206,735
A, 11.00%, 8/01/15	2,600,000	LKR		20,744
A, 8.50%, 11/01/15	12,300,000	LKR		96,770
A, 5.80%, 1/15/17	8,300,000	LKR		63,093
A, 9.00%, 5/01/21	20,610,000	LKR		172,221
B, 11.00%, 9/01/15	1,500,000	LKR		12,009
B, 8.00%, 6/01/16	25,100,000	LKR		198,466
B, 5.80%, 7/15/17	2,900,000	LKR		21,886
C, 8.50%, 4/01/18	5,300,000	LKR		43,013
D, 8.50%, 6/01/18	3,780,000	LKR		30,808
[e]senior note, 144A, 6.25%, 10/04/20	165,000			175,120
	1,040,865
Ukraine 2.3%
[e]Financing of Infrastructure Projects State Enterprise, senior note,
144A, 9.00%, 12/07/17	490,000			401,800
[e]Government of Ukraine,
144A, 9.25%, 7/24/17	210,000			184,948
144A, 7.75%, 9/23/20	360,000			308,025
senior bond, 144A, 7.80%, 11/28/22	200,000			170,825
	1,065,598
Uruguay 2.5%
[m]Government of Uruguay,
Index Linked, 4.25%, 4/05/27	416,870	UYU		18,562
senior bond, Index Linked, 5.00%, 9/14/18	55,182	UYU		2,428
senior bond, Index Linked, 4.375%, 12/15/28	8,336,480	UYU		380,181
senior bond, Index Linked, 4.00%, 7/10/30	288,806	UYU		12,950

franklintempleton.com	Semiannual Report		|	23

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency Securities (continued)
Uruguay (continued)
Uruguay Notas del Tesoro,
10.50%, 3/21/15	240,000	UYU	$9,645
10.25%, 8/22/15	3,117,000	UYU	121,659
9.50%, 1/27/16	6,144,000	UYU	232,558
[m]13, Index Linked, 4.00%, 5/25/25	55,279	UYU	2,255
[m]18, Index Linked, 2.25%, 8/23/17	1,949,298	UYU	74,014
[m]19, Index Linked, 2.50%, 9/27/22	58,188	UYU	2,100
Uruguay Treasury Bill, Strip,
12/18/14	250,000	UYU	9,857
2/05/15	340,000	UYU	13,156
3/26/15	990,000	UYU	37,552
5/14/15	2,727,000	UYU	101,570
7/02/15	534,000	UYU	19,489
8/20/15	1,541,000	UYU	55,266
11/26/15	340,000	UYU	11,793
1/14/16	249,000	UYU	8,501
4/21/16	1,435,000	UYU	47,499
7/28/16	212,000	UYU	6,810
			1,167,845
Vietnam 0.4%
[e]Government of Vietnam, 144A, 6.75%, 1/29/20	150,000		169,005
Zambia 0.5%
[e]Government of Zambia International Bond, 144A, 8.50%,
4/14/24	200,000		228,941
Total Foreign Government and Agency Securities
(Cost $12,788,193)			11,897,585
Total Investments before Short Term Investments
(Cost $41,015,894)			41,933,795
Short Term Investments 7.9%
Foreign Government and Agency Securities 2.1%
Malaysia 0.1%
[n]Bank of Negara Monetary Notes, 10/02/14 - 8/18/15	215,000	MYR	64,642
Nigeria 1.8%
[n]Nigeria Treasury Bills, 10/23/14 - 8/06/15	141,850,000	NGN	814,509
Philippines 0.0%†
[n]Philippine Treasury Bill, 9/02/15	800,000	PHP	17,566
Uruguay 0.2%
[n]Uruguay Treasury Bills, 1/16/15 - 5/04/15	2,015,000	UYU	75,470
Total Foreign Government and Agency Securities
(Cost $978,166)			972,187
Total Investments before Money Market Funds
(Cost $41,994,060)			42,905,982

24 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Shares	Value
Short Term Investments (continued)
Money Market Funds (Cost $2,666,057) 5.8%
United States 5.8%
[a,o]Institutional Fiduciary Trust Money Market Portfolio	2,666,057	$2,666,057
Total Investments (Cost $44,660,117) 98.8%		45,572,039
Other Assets, less Liabilities 1.2%		553,647
Net Assets 100.0%		$46,125,686

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt September 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2014, the aggregate value of these securities was $346,473, representing 0.75% of net assets.
dSee Note 1(f) regarding Participatory Notes.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2014, the aggregate value of these securities was $5,270,638, representing 11.43% of net assets.
fSee Note 7 regarding defaulted securities.
gIncome may be received in additional securities and/or cash.
hSee Note 1(e) regarding loan participation notes.
iPrincipal amount is stated in 1,000 Brazilian Real Units.
jRedemption price at maturity is adjusted for inflation. See Note 1(h).
kPrincipal amount is stated in 100 Mexican Peso Units.
lThe coupon rate shown represents the rate at period end.
mPrincipal amount of security is adjusted for inflation. See Note 1(h).
nThe security is traded on a discount basis with no stated coupon rate.
oSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At September 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Chilean Peso	DBAB	Buy	136,162,000	$259,876	10/14/14	$—	$(32,521)
Euro	DBAB	Sell	623,000	842,408	10/15/14	55,541	—
Euro	DBAB	Buy	42,000	58,147	10/20/14	—	(5,098)
Euro	DBAB	Sell	42,000	56,837	10/20/14	3,787	—
Euro	DBAB	Sell	100,000	138,114	10/30/14	11,798	—
Euro	DBAB	Buy	4,000	5,538	11/10/14	—	(485)
Euro	DBAB	Sell	4,000	5,415	11/10/14	362	—
Euro	BZWS	Sell	100,000	134,470	11/14/14	8,141	—
Chilean Peso	DBAB	Buy	87,993,000	161,811	11/18/14	—	(15,326)
Indian Rupee	JPHQ	Buy	12,595,000	202,620	11/19/14	—	(1,287)
Brazilian Real	HSBK	Buy	300,000	121,753	11/21/14	—	(956)
Euro	CITI	Sell	363,000	493,553	12/05/14	34,906	—

franklintempleton.com Semiannual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Sell	137,000	$185,731	12/08/14	$12,629	$—
Philippine Peso	DBAB	Buy	5,554,840	126,777	12/29/14	—	(3,555)
Euro	DBAB	Sell	41,018	55,946	1/07/15	4,106	—
Malaysian Ringgit	JPHQ	Buy	220,800	65,895	1/08/15	970	—
Malaysian Ringgit	JPHQ	Buy	119,000	35,539	1/09/15	495	—
Malaysian Ringgit	JPHQ	Buy	36,000	10,762	1/12/15	137	—
Euro	DBAB	Sell	120,000	164,016	1/30/15	12,327	—
Euro	DBAB	Sell	100,000	135,545	2/03/15	9,133	—
Euro	DBAB	Sell	339,000	466,447	2/23/15	37,840	—
Malaysian Ringgit	HSBK	Buy	550,000	172,139	2/26/15	—	(6,073)
Malaysian Ringgit	HSBK	Buy	125,000	37,377	2/27/15	363	—
Ghanaian Cedi	BZWS	Buy	60,000	19,355	3/10/15	—	(3,042)
Uruguayan Peso	CITI	Buy	580,000	22,961	3/13/15	—	(436)
Euro	DBAB	Sell	66,600	92,497	3/18/15	8,277	—
Euro	JPHQ	Sell	53,000	73,659	3/19/15	6,636	—
Euro	JPHQ	Sell	66,000	91,853	3/23/15	8,388	—
Euro	JPHQ	Sell	27,000	37,251	3/25/15	3,105	—
Malaysian Ringgit	JPHQ	Buy	310,750	94,196	4/02/15	219	(785)
Ghanaian Cedi	BZWS	Buy	16,272	4,938	4/07/15	—	(594)
Euro	DBAB	Sell	121,000	167,210	4/22/15	14,137	—
Euro	JPHQ	Sell	130,000	179,848	4/22/15	15,389	—
Euro	BZWS	Sell	136,000	186,690	5/18/15	14,585	—
Euro	JPHQ	Sell	109,400	149,542	5/20/15	11,095	—
South Korean Won	JPHQ	Buy	145,000,000	139,142	5/28/15	—	(2,856)
South Korean Won	JPHQ	Buy	145,000,000	139,530	5/29/15	—	(3,247)
Euro	DBAB	Sell	123,000	167,739	6/08/15	12,044	—
South Korean Won	JPHQ	Buy	588,927,300	570,279	6/25/15	—	(17,109)
Philippine Peso	DBAB	Buy	1,885,120	42,857	6/30/15	—	(1,206)
Philippine Peso	JPHQ	Buy	1,863,000	42,589	7/01/15	—	(1,428)
Malaysian Ringgit	JPHQ	Buy	140,250	42,819	7/02/15	—	(791)
Malaysian Ringgit	DBAB	Buy	25,770	7,878	7/03/15	—	(156)
Malaysian Ringgit	DBAB	Buy	238,900	73,096	7/07/15	—	(1,527)
Euro	DBAB	Sell	31,000	41,583	8/03/15	2,306	—
Mexican Peso	CITI	Buy	7,208,000	530,957	8/10/15	—	(5,888)
Euro	DBAB	Sell	117,750	157,973	8/13/15	8,749	—
Malaysian Ringgit	HSBK	Buy	125,000	38,816	8/28/15	—	(1,481)
Euro	DBAB	Sell	120,000	158,714	8/31/15	6,583	—
Mexican Peso	CITI	Buy	7,253,572	535,671	9/11/15	—	(8,518)
Philippine Peso	DBAB	Buy	5,554,840	123,785	9/30/15	—	(1,466)
Unrealized appreciation (depreciation)						304,048	(115,831)
Net unrealized appreciation (depreciation)						$188,217
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At September 30, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).
Interest Rate Swap Contracts
	Counterparty/	Expiration	Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	10/4/23	$20,000	$—	$(614)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	10/4/23	20,000	—	(649)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	10/7/23	20,000	—	(589)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	10/4/43	10,000	—	(1,100)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	10/4/43	10,000	—	(1,137)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	10/7/43	10,000	—	(1,111)
Net unrealized appreciation (depreciation)					$(5,200)

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2014 (unaudited)

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$41,994,060
Cost - Sweep Money Fund (Note 3f)	2,666,057
Total cost of investments	$44,660,117
Value - Unaffiliated issuers	$42,905,982
Value - Sweep Money Fund (Note 3f)	2,666,057
Total value of investments	45,572,039
Restricted Cash (Note 1d)	110,000
Foreign currency, at value (cost $21,535)	21,538
Receivables:
Investment securities sold	60,305
Capital shares sold	78,503
Dividends and interest	371,009
Due from brokers	4,057
Variation margin	276
Unrealized appreciation on forward exchange contracts	304,048
Other assets	12
Total assets	46,521,787
Liabilities:
Payables:
Investment securities purchased	22,630
Capital shares redeemed	23,436
Management fees	25,141
Distribution fees	25,236
Transfer agent fees	3,577
Professional fees	27,623
Due to brokers	110,000
Unrealized depreciation on forward exchange contracts	115,831
Deferred tax	38,388
Accrued expenses and other liabilities	4,239
Total liabilities	396,101
Net assets, at value	$46,125,686
Net assets consist of:
Paid-in capital	$49,377,715
Undistributed net investment income	431,888
Net unrealized appreciation (depreciation)	1,046,228
Accumulated net realized gain (loss)	(4,730,145)
Net assets, at value	$46,125,686

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2014 (unaudited)

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$33,253,683
Shares outstanding	3,280,749
Net asset value per share[a]	$10.14
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.76
Class C:
Net assets, at value	$4,636,509
Shares outstanding	460,376
Net asset value and maximum offering price per share[a]	$10.07
Class R:
Net assets, at value	$56,855
Shares outstanding	5,616
Net asset value and maximum offering price per share	$10.12
Advisor Class:
Net assets, at value	$8,178,639
Shares outstanding	805,469
Net asset value and maximum offering price per share	$10.15

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	29

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2014 (unaudited)

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends (net of foreign taxes of $50,787)	$559,831
Interest (net of foreign taxes of $1,997)	611,145
Total investment income	1,170,976
Expenses:
Management fees (Note 3a)	262,912
Distribution fees: (Note 3c)
Class A	48,976
Class C	23,214
Class R	149
Transfer agent fees: (Note 3e)
Class A	27,974
Class C	3,977
Class R	50
Advisor Class	7,195
Custodian fees (Note 4)	14,398
Reports to shareholders	14,803
Registration and filing fees	31,498
Professional fees	27,537
Other	4,919
Total expenses	467,602
Expenses waived/paid by affiliates (Note 3f and 3g)	(114,376)
Net expenses	353,226
Net investment income	817,750
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(547,642)
Foreign currency transactions	(13,936)
Swap contracts	(1,278)
Net realized gain (loss)	(562,856)
Net change in unrealized appreciation (depreciation) on:
Investments	51,681
Translation of other assets and liabilities denominated in foreign currencies	257,888
Change in deferred taxes on unrealized appreciation	(21,518)
Net change in unrealized appreciation (depreciation)	288,051
Net realized and unrealized gain (loss)	(274,805)
Net increase (decrease) in net assets resulting from operations	$542,945

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Six Months Ended
	September 30, 2014	Year Ended
	(unaudited)	March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$817,750	$1,670,277
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	(562,856)	(4,276,997)
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	288,051	(1,722,556)
Net increase (decrease) in net assets resulting from operations	542,945	(4,329,276)
Distributions to shareholders from:
Net investment income:
Class A	(369,765)	(903,464)
Class C	(36,224)	(105,774)
Class R	(602)	(1,345)
Advisor Class	(101,996)	(424,206)
Net realized gains:
Class A	—	(25,326)
Class C	—	(3,792)
Class R	—	(37)
Advisor Class	—	(11,025)
Total distributions to shareholders	(508,587)	(1,474,969)
Capital share transactions: (Note 2)
Class A	3,291,484	6,952,483
Class C	382,786	1,480,733
Class R	3,566	4,556
Advisor Class	(771,208)	(6,665,319)
Total capital share transactions	2,906,628	1,772,453
Net increase (decrease) in net assets	2,940,986	(4,031,792)
Net assets:
Beginning of period	43,184,700	47,216,492
End of period	$46,125,686	$43,184,700
Undistributed net investment income included in net assets:
End of period	$431,888	$122,725

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At September 30, 2014, the Fund had OTC derivatives in a net liability position of $9,847 and the aggregate value of collateral pledged for such contracts was $110,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the coun-terparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Restricted Cash

At September 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

e. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2014		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	675,012	$7,081,243	1,777,930	$18,767,881
Shares issued in reinvestment of distributions	32,004	335,977	68,833	702,120
Shares redeemed	(394,330)	(4,125,736)	(1,211,935)	(12,517,518)
Net increase (decrease)	312,686	$3,291,484	634,828	$6,952,483
Class C Shares:
Shares sold	83,055	$863,290	279,437	$2,945,398
Shares issued in reinvestment of distributions	3,418	35,673	10,730	108,994
Shares redeemed	(49,602)	(516,177)	(154,241)	(1,573,659)
Net increase (decrease)	36,871	$382,786	135,926	$1,480,733
Class R Shares:
Shares sold	1,832	$19,152	2,877	$30,231
Shares issued in reinvestment of distributions	57	602	130	1,330
Shares redeemed	(1,525)	(16,188)	(2,641)	(27,005)
Net increase (decrease)	364	$3,566	366	$4,556
Advisor Class Shares:
Shares sold	57,531	$606,832	378,539	$3,943,611
Shares issued in reinvestment of distributions	2,625	27,605	10,678	108,965
Shares redeemed	(135,963)	(1,405,645)	(1,030,073)	(10,717,895)
Net increase (decrease)	(75,807)	$(771,208)	(640,856)	$(6,665,319)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$25,465
CDSC retained	$1,206

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2014, the Fund paid transfer agent fees of $39,196, of which $20,495 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2015.

h. Other Affiliated Transactions

At September 30, 2014, Advisers owned 18.17% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2014, there were no credits earned.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2014, the Fund deferred post-October capital losses of $4,163,101.

At September 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$44,776,807

Unrealized appreciation	$4,264,185
Unrealized depreciation	(3,468,953)
Net unrealized appreciation (depreciation)	$795,232

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2014, aggregated $15,710,435 and $12,204,973, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2014, the Fund had 20.70% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2014, the value of this security was $22,074, representing 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

9. Other Derivative Information

At September 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$—	Due from brokers / Variation margin	$5,200	[a]
			Net assets consist of: net unrealized
			depreciation
Foreign exchange
contracts	Unrealized appreciation on forward	304,048	Unrealized depreciation on	115,831
	exchange contracts		forward exchange contracts
[a]Includes cumulative unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended September 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in	$(1,278)	$(3,293)
	unrealized appreciation (depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions /	6,283	267,547
	Net change in unrealized appreciation (depreciation) on
	translation of other assets and liabilities denominated in
	foreign currencies

For the period ended September 30, 2014 , the average month end fair value of derivatives represented 0.46% of average month end net assets. The average month end number of open derivative contracts for the period was 73.

See Note 1(c) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended September 30, 2014, the Fund did not use the Global Credit Facility.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$1,034,084	$889,158	$—	$1,923,242
All Other Equity Investments[b]	26,438,957	—	—	26,438,957
Participatory Notes	—	162,457	—	162,457
Corporate Bonds and Notes	—	1,511,554	—	1,511,554
Foreign Government and Agency Securities	—	11,897,585	—	11,897,585
Short Term Investments	2,666,057	972,187	—	3,638,244
Total Investments in Securities	$30,139,098	$15,432,941	$—	$45,572,039

Other Financial Instruments
Forward Exchange Contracts	$—	$304,048	$—	$304,048
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$115,831	$—	$115,831
Swap Contracts	—	5,200	—	5,200
Total Other Financial Instruments	$—	$121,031	$—	$121,031

[a]lncludes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

12. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	BRL	Brazilian Real	ADR	American Depositary Receipt
CITI	Citigroup N.A.	EUR	Euro	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
DBAB	Deutsche Bank AG	HUF	Hungarian Forint	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JPMorgan Chase Bank, N.A.	KRW	South Korean Won
		LKR	Sri Lankan Rupee
		MXN	Mexican Peso
		MYR	Malaysian Ringgit
		NGN	Nigerian Naira
		PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		UYU	Uruguayan Peso

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TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Emerging Markets Balanced Fund

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	080 S 11/14

Semiannual Report and Shareholder Letter

September 30, 2014

Templeton Emerging Markets Small Cap Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Emerging Markets
Small Cap Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	12
Financial Statements	21
Notes to Financial Statements	25
Shareholder Information	33

Semiannual Report

Templeton Emerging Markets Small Cap Fund

We are pleased to bring you Templeton Emerging Markets Small Cap Fund’s semiannual report for the period ended September 30, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

Economic and Market Overview

The global economy grew moderately during the six months under review as many emerging markets continued to grow and many developed markets continued to recover. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust rate in the third quarter, resulting from slower fixed-asset investment growth, particularly in real estate. Stronger demand and an expanding services sector contributed to economic stability. Additionally, retail sales continued to grow as household income increased. Domestic demand accounted for a greater portion of gross domestic product, indicating progress in policy-makers’ efforts to make China’s economy more consumer driven. China’s manufacturing sector improved during the period, suggesting the country’s economy remained in an expan-sionary mode. The economies of India, Qatar, Malaysia and Hungary were among those that showed signs of improvement, while several economies, including those of Turkey, South Africa, South Korea, Russia and Mexico, showed signs of moderation. Following a contraction in the second quarter, Brazil’s economy showed signs of improvement at period-end as services sector strength offset manufacturing sector weakness.

Central bank actions varied across emerging markets. Several central banks, including those of Brazil, South Africa, Russia and Malaysia, raised interest rates in response to rising inflation and weakening currencies. In contrast, several central banks, including those of Turkey, Chile, Mexico, South Korea and Hungary, lowered interest rates in an effort to promote economic growth. The People’s Bank of China implemented monetary stimulus measures and reduced the cash reserve requirement ratio for banks serving rural borrowers and smaller companies to stimulate lending to targeted sectors and support economic expansion.

Emerging market small cap stocks outperformed their developed market counterparts during the six-month period, as many investors were encouraged by generally positive global economic data and seemed to focus on the relatively attractive valuations of many emerging market stocks. Emerging markets performed well during most of the period as countries such as India and Indonesia were buoyed by investors’ optimism for potential economic reforms suggested by national election outcomes. Further supporting emerging market stocks were China’s implementation of additional stimulus measures, the European Central Bank’s monetary easing and investors’ fading concerns about the impact of a continued reduction in U.S. quantitative easing on emerging markets. However, renewed concerns about the future course of U.S. monetary policy, a possibly close presidential election in Brazil, less robust Chinese economic data, continued geopolitical tensions in Ukraine and the Middle East, and pro-democracy protests in Hong Kong weighed on emerging markets toward period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

For the six months ended September 30, 2014, emerging market small cap stocks, as measured by the MSCI Emerging Markets (EM) Small Cap Index, generated a +4.05% total return.1 Asia outperformed, driven by strong stock performances in India, Thailand and the Philippines, along with gains in South Korea and China. European emerging markets overall underperformed as Greece, the Czech Republic and Poland posted large declines that more than offset gains in Hungary and Turkey. In Latin America, Colombia, Brazil and Chile lost value, while Peru gained. In the Middle East and Africa, Qatar and Egypt generated strong double-digit returns, while the United Arab Emirates declined.

Top 10 Countries
Based on Equity Securities
9/30/14
% of Total
Net Assets
India	11.8%
Turkey	11.5%
South Korea	9.0%
China	6.9%
Brazil	5.6%
Hong Kong	3.8%
Russia	3.6%
Poland	2.9%
Nigeria	2.3%
Malaysia	2.1%

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +10.40% cumulative total return. For comparison, the MSCI EM Small Cap Index generated a +4.05% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included AmorePacific Group, a holding company for various companies engaged in cosmetic, pharmaceutical and other businesses; JK Cement, one of India’s largest cement manufacturers; and Pinar Sut (Pinar Sut Mamulleri Sanayii), one of Turkey’s leading dairy companies.

AmorePacific Group is the holding company for AmorePacific Corp., a South Korean cosmetics, personal care, green tea and health products manufacturer. A major contributor to AmorePacific Group’s earnings, AmorePacific Corp. has a leading position in South Korea’s cosmetics market, driven by its strong brand recognition and diversified product lineup ranging from premium to mass cosmetics brands. AmorePacific Corp.’s strong sales and earnings supported AmorePacific Group’s share price performance.

JK Cement is one of Northern India’s leading grey cement manufacturers and one of India’s largest white cement manufacturers. With a strong brand and high market share, the company benefited from the cement industry’s robust growth and generated healthy profits. Further supporting its share price were investor expectations the company could benefit from greater cement demand as a result of the new government’s pledge to increase infrastructure investment.

Pinar Sut, a market leader in Turkey’s milk and cheese segment, produces milk, cheese, butter and yogurt, as well as fruit juices and instant desserts, under the well-established brand name Pinar. Higher profitability, strong market share and Turkey’s

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

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Top 10 Equity Holdings
9/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
Pinar Sut Mamulleri Sanayii AS	4.0%
Food Products, Turkey
Youngone Corp.	2.4%
Textiles, Apparel & Luxury Goods, South Korea
Jiangling Motors Corp. Ltd., B	2.2%
Automobiles, China
Bajaj Holdings and Investment Ltd.	2.0%
Diversified Financial Services, India
JK Cement Ltd.	1.9%
Construction Materials, India
Fila Korea Ltd.	1.8%
Textiles, Apparel & Luxury Goods, South Korea
Nostrum Oil & Gas LP	1.7%
Oil, Gas & Consumable Fuels, Kazakhstan
Federal Bank Ltd.	1.7%
Banks, India
Grupo Herdez SAB de CV	1.7%
Food Products, Mexico
Egyptian International Pharmaceutical Industries Co.	1.6%
Pharmaceuticals, Egypt

rising dairy consumption supported the company’s share performance. Further supporting investor sentiment was the company’s permission from the Russian government to export dairy products to Russia, following the government’s import ban on dairy products from the European Union and the U.S.

In contrast, key detractors from the Fund’s absolute performance included JSL, Brazil’s largest logistics services provider; Grupo Herdez, one of Mexico’s leading processed foods companies; and Hering (Cia Hering), one of Brazil’s leading casual apparel designers, manufacturers and retailers.

JSL has key operations in supply chain services, fleet management, passenger transportation, general cargo transportation and vehicle sales. Weaker-than-expected first-half 2014 corporate results, stemming from a difficult economic environment and investor concerns about the company’s high financial leverage, contributed to the share price decline. The company’s reduction in costs and operating expenses was overshadowed by a substantial increase in financial expenses. In our view, JSL’s resilient business model, strong growth potential and good cash generation could potentially benefit the company in the long term.

Grupo Herdez produces and distributes a broad range of food and beverage products in Mexico and is a leading exporter of Mexican food products to the U.S. The company’s main products include sauces, dressings, juices, fruits, desserts, vegetables, meat, seafood and pasta. The company was negatively affected by Mexico’s challenging economic environment and by an income tax increase that became effective in 2014, which hurt disposable incomes. In our assessment, Grupo Herdez’s large market share and popular brands position the company to potentially benefit from Mexico’s long-term consumption growth.

Hering has a broad portfolio of casual apparel brands that targets a range of middle-income to higher income consumers. Its share price declined during the period because of a slowdown in Brazil’s economy, whose demand dynamics became more challenging as a result of the country’s hosting of the FIFA World Cup. Taking a longer term view, we believe Hering’s well-established brand portfolio and extensive distribution network could prove to be advantageous for the company.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, portfolio inflows and our continued search for what we considered to be underappreciated stocks with attractive valuations led us to increase the Fund’s holdings in certain countries, particularly Turkey, India, Indonesia, Hong Kong, Thailand and Peru. Additionally, we initiated investments in Sri Lanka and Taiwan and made large purchases in several countries, including Russia and China via China H, Red Chip and P Chip shares.2 We also made a purchase in the U.S., where we identified a company with significant emerging market operations. In sector terms, we increased the Fund’s holdings largely

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock
Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of businesses in China.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

in industrials, information technology (IT), health care and financials.3 Key purchases included new positions in Tekfen Holding, a Turkish conglomerate with interests in construction and engineering, agri industry and real estate; St. Shine Optical, a major contact lens producer in Taiwan; and Luxoft Holding, a U.S.-listed, high-end business IT solutions provider with major Central and Eastern European onsite operations and global clients consisting of multinational corporations.

Conversely, we conducted some sales as certain stocks reached their sale targets and as we sought to invest in companies we considered to be more attractively valued within our investment universe. As a result, we reduced the Fund’s investments in several countries, including Nigeria and Latvia, and divested investments in Ukraine. We also undertook sales in other countries, including South Korea. In sector terms, we decreased the Fund’s holdings largely in energy.4 Key sales included reducing the Fund’s holdings in the aforementioned AmorePacific Group and closing the Fund’s positions in Ecobank Transnational, a major pan-African bank, and MHP, a Ukrainian agricultural producer.

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The industrials sector comprises air freight and logistics, building products, construction and engineering, industrial conglomerates, marine, professional services, road and rail, trading companies and distributors, and transportation infrastructure in the SOI. The IT sector comprises electronic equipment, instruments and components;
Internet software and services; and IT services in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance and real estate investment trusts in the SOI.
4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/14	3/31/14		Change
A (TEMMX)	$12.85	$11.64	+$	1.21
C (TCEMX)	$12.43	$11.30	+$	1.13
R (n/a)	$12.75	$11.56	+$	1.19
Advisor (TEMZX)	$13.00	$11.76	+$	1.24

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

PERFORMANCE SUMMARY

Performance as of 9/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						2.11%	2.12%
6-Month	+	10.40%	+	4.05%	$10,405
1-Year	+	13.49%	+	6.92%	$10,692
5-Year	+	52.87%	+	7.58%	$14,413
Since Inception (10/2/06)	+	56.30%	+	4.97%	$14,732
C						2.81%	2.82%
6-Month	+	10.00%	+	9.00%	$10,900
1-Year	+	12.65%	+	11.65%	$11,165
5-Year	+	47.58%	+	8.10%	$14,758
Since Inception (10/2/06)	+	48.06%	+	5.03%	$14,806
R						2.31%	2.32%
6-Month	+	10.29%	+	10.29%	$11,029
1-Year	+	13.18%	+	13.18%	$11,318
5-Year	+	51.19%	+	8.62%	$15,119
Since Inception (10/2/06)	+	53.76%	+	5.53%	$15,376
Advisor						1.81%	1.82%
6-Month	+	10.54%	+	10.54%	$11,054
1-Year	+	13.86%	+	13.86%	$11,386
5-Year	+	55.20%	+	9.19%	$15,520
Since Inception (10/2/06)	+	60.12%	+	6.07%	$16,012

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/14	Value 9/30/14	Period* 4/1/14–9/30/14
A
Actual	$1,000	$1,104.00	$10.71
Hypothetical (5% return before expenses)	$1,000	$1,014.89	$10.25
C
Actual	$1,000	$1,100.00	$14.36
Hypothetical (5% return before expenses)	$1,000	$1,011.38	$13.75
R
Actual	$1,000	$1,102.90	$11.74
Hypothetical (5% return before expenses)	$1,000	$1,013.89	$11.25
Advisor
Actual	$1,000	$1,105.40	$9.12
Hypothetical (5% return before expenses)	$1,000	$1,016.39	$8.73
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.03%;
C: 2.73%; R: 2.23%; and Advisor: 1.73%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

franklintempleton.com Semiannual Report | 11

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Small Cap Fund
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.64	$11.75	$10.47	$11.90	$10.74	$4.39
Income from investment operations[a]:
Net investment income (loss)[b]	0.08	0.06	0.03	0.03	(0.06)	(0.05)
Net realized and unrealized gains (losses)	1.13	(0.09)	1.35	(1.46)	1.22	6.44
Total from investment operations	1.21	(0.03)	1.38	(1.43)	1.16	6.39
Less distributions from:
Net investment income	—	(0.08)	(0.04)	—	—	(0.04)
Net realized gains	—	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—	—[c]
Total distributions	—	(0.08)	(0.10)	—	—	(0.04)
Net asset value, end of period	$12.85	$11.64	$11.75	$10.47	$11.90	$10.74

Total return[d]	10.40%	(0.26)%	13.37%	(12.02)%	10.80%	145.52%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	2.04%	2.11%	2.16%	2.19%	2.14%	2.21%
Expenses net of waiver and payments
by affiliates	2.03%	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	1.20%	0.39%	0.25%	0.29%	(0.57)%	(0.56)%

Supplemental data
Net assets, end of period (000’s)	$275,372	$235,046	$229,475	$199,865	$288,237	$178,439
Portfolio turnover rate	9.87%	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.30	$11.42	$10.21	$11.69	$10.62	$4.35
Income from investment operations[a]:
Net investment income (loss)[b]	0.04	(0.02)	(0.04)	(0.04)	(0.14)	(0.11)
Net realized and unrealized gains (losses)	1.09	(0.09)	1.31	(1.44)	1.21	6.39
Total from investment operations	1.13	(0.11)	1.27	(1.48)	1.07	6.28
Less distributions from:
Net investment income	—	(0.01)	—	—	—	(0.01)
Net realized gains	—	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—	—[c]
Total distributions	—	(0.01)	(0.06)	—	—	(0.01)
Net asset value, end of period	$12.43	$11.30	$11.42	$10.21	$11.69	$10.62

Total return[d]	10.00%	(0.91)%	12.53%	(12.66)%	10.08%	144.27%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	2.74%	2.81%	2.86%	2.89%	2.84%	2.91%
Expenses net of waiver and payments
by affiliates	2.73%	2.80%	2.80%	2.80%	2.80%	2.80%
Net investment income (loss)	0.50%	(0.31)%	(0.45)%	(0.41)%	(1.27)%	(1.26)%

Supplemental data
Net assets, end of period (000’s)	$74,927	$62,917	$64,459	$59,104	$83,439	$46,740
Portfolio turnover rate	9.87%	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.56	$11.67	$10.40	$11.85	$10.71	$4.38
Income from investment operations[a]:
Net investment income (loss)[b]	0.07	0.06	0.01	(—)[c]	(0.12)	(0.03)
Net realized and unrealized gains (losses)	1.12	(0.12)	1.34	(1.45)	1.26	6.39
Total from investment operations	1.19	(0.06)	1.35	(1.45)	1.14	6.36
Less distributions from:
Net investment income	—	(0.05)	(0.02)	—	—	(0.03)
Net realized gains	—	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—	—[c]
Total distributions	—	(0.05)	(0.08)	—	—	(0.03)
Net asset value, end of period	$12.75	$11.56	$11.67	$10.40	$11.85	$10.71

Total return[d]	10.29%	(0.37)%	13.17%	(12.24)%	10.64%	145.15%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	2.24%	2.31%	2.36%	2.39%	2.34%	2.41%
Expenses net of waiver and payments
by affiliates	2.23%	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss)	1.00%	0.19%	0.05%	0.09%	(0.77)%	(0.76)%

Supplemental data
Net assets, end of period (000’s)	$835	$659	$737	$684	$778	$187
Portfolio turnover rate	9.87%	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.76	$11.87	$10.58	$11.99	$10.78	$4.40
Income from investment operations[a]:
Net investment income (loss)[b]	0.09	0.05	0.05	0.06	(0.05)	(0.04)
Net realized and unrealized gains (losses)	1.15	(0.04)	1.37	(1.47)	1.26	6.47
Total from investment operations	1.24	0.01	1.42	(1.41)	1.21	6.43
Less distributions from:
Net investment income	—	(0.12)	(0.07)	—	—	(0.05)
Net realized gains	—	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—	—[c]
Total distributions	—	(0.12)	(0.13)	—	—	(0.05)
Net asset value, end of period	$13.00	$11.76	$11.87	$10.58	$11.99	$10.78

Total return[d]	10.54%	0.13%	13.66%	(11.76)%	11.22%	146.20%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	1.74%	1.81%	1.86%	1.89%	1.84%	1.91%
Expenses net of waiver and payments
by affiliates	1.73%	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	1.50%	0.69%	0.55%	0.59%	(0.27)%	(0.26)%

Supplemental data
Net assets, end of period (000’s)	$359,761	$241,453	$102,842	$66,488	$78,944	$23,701
Portfolio turnover rate	9.87%	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2014 (unaudited)

Templeton Emerging Markets Small Cap Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity
Interests 83.6%
Argentina 0.6%
MercadoLibre Inc.	Internet Software & Services	42,000	$4,563,300
Austria 1.0%
DO & CO Restaurants & Catering AG	Hotels, Restaurants & Leisure	106,474	6,920,880
Botswana 0.4%
Letshego Holdings Ltd.	Consumer Finance	9,617,099	2,761,521
Brazil 5.6%
Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods	236,100	2,816,801
Cia Hering	Specialty Retail	466,500	4,726,946
Duratex SA	Paper & Forest Products	1,275,500	4,711,142
Gaec Educacao SA	Diversified Consumer Services	633,400	7,657,735
Grendene SA	Textiles, Apparel & Luxury Goods	1,012,512	7,032,770
JSL SA	Road & Rail	1,248,503	6,172,374
Ser Educacional SA	Diversified Consumer Services	671,300	6,911,853
			40,029,621
China 6.9%
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	20,271,841	3,811,748
China Vanadium Titano-Magnetite Mining Co.
Ltd.	Metals & Mining	11,609,000	1,225,989
COSCO Pacific Ltd.	Transportation Infrastructure	2,105,736	2,798,735
Jiangling Motors Corp. Ltd., B	Automobiles	3,948,718	15,373,487
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components	14,391,900	8,303,750
Mindray Medical International Ltd., ADR	Health Care Equipment & Supplies	124,800	3,763,968
[a]Sohu.com Inc.	Internet Software & Services	36,722	1,844,546
Springland International Holdings Ltd.	Multiline Retail	7,016,000	2,656,532
Travelsky Technology Ltd., H	IT Services	5,473,500	5,907,276
Win Hanverky Holdings Ltd.	Textiles, Apparel & Luxury Goods	27,792,000	3,543,505
			49,229,536
Czech Republic 1.4%
Fortuna Entertainment Group NV	Hotels, Restaurants & Leisure	764,000	4,260,627
Pegas Nonwovens SA	Textiles, Apparel & Luxury Goods	197,073	5,956,821
			10,217,448
Egypt 2.0%
Eastern Tobacco	Tobacco	116,291	2,927,585
Egyptian International Pharmaceutical Industries
Co.	Pharmaceuticals	1,373,432	11,577,087
			14,504,672
Estonia 0.7%
Olympic Entertainment Group A.S.	Hotels, Restaurants & Leisure	1,557,217	4,011,883
Silvano Fashion Group AS, A	Specialty Retail	494,206	1,023,578
			5,035,461
Hong Kong 3.8%
Bonjour Holdings Ltd.	Specialty Retail	10,798,150	1,488,029
Giordano International Ltd.	Specialty Retail	3,938,000	2,130,115
I.T Ltd.	Specialty Retail	20,830,395	7,055,558
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,086,000	6,058,135

16 | Semiannual Report			franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Hong Kong (continued)
[b]Sa Sa International Holdings Ltd.	Specialty Retail	5,006,000	$3,429,893
Sitoy Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,783,500	3,069,817
Victory City International Holdings Ltd.	Textiles, Apparel & Luxury Goods	23,116,503	3,483,262
			26,714,809
India 11.8%
Apollo Tyres Ltd.	Auto Components	1,197,512	3,925,651
Bajaj Holdings and Investment Ltd.	Diversified Financial Services	626,933	14,184,435
Balkrishna Industries Ltd.	Auto Components	717,833	8,983,922
Biocon Ltd.	Biotechnology	556,817	4,476,830
Federal Bank Ltd.	Banks	5,815,476	11,792,441
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	717,900	4,993,659
ING Vysya Bank Ltd.	Banks	1,195,337	11,445,824
JK Cement Ltd.	Construction Materials	1,502,198	13,528,028
Redington India Ltd.	Electronic Equipment, Instruments & Components	7,244,881	10,831,062
			84,161,852
Indonesia 1.8%
Bank Permata Tbk PT	Banks	255,500	31,243
Express Transindo Utama Tbk PT	Road & Rail	45,462,400	4,962,248
Hexindo Adiperkasa Tbk PT	Trading Companies & Distributors	1,187,200	367,316
Mandom Indonesia Tbk PT	Personal Products	1,403,900	2,056,595
[a]Panin Financial Tbk PT	Insurance	246,820,200	5,631,188
			13,048,590
Kazakhstan 1.9%
[c]KCell JSC, GDR, 144A	Wireless Telecommunication Services	92,768	1,319,161
[a]Nostrum Oil & Gas LP	Oil, Gas & Consumable Fuels	993,641	12,162,976
			13,482,137
Kenya 0.5%
Safaricom Ltd.	Wireless Telecommunication Services	23,607,700	3,425,431
Latvia 0.1%
[a]Grindeks	Pharmaceuticals	64,269	491,862
Malaysia 2.1%
Hartalega Holdings Bhd.	Health Care Equipment & Supplies	4,424,000	9,549,366
[a]Hartalega Holdings Bhd., wts., 5/29/15	Health Care Equipment & Supplies	442,400	391,146
Oldtown Bhd.	Food Products	9,488,025	5,148,989
			15,089,501
Mexico 1.7%
Grupo Herdez SAB de CV	Food Products	4,374,024	11,754,609
Nigeria 2.3%
Access Bank Nigeria PLC	Banks	42,999,778	2,361,442
Guinness Nigeria PLC	Beverages	1,940,795	2,548,879
UAC of Nigeria PLC	Industrial Conglomerates	30,288,005	10,684,986
United Bank for Africa PLC	Banks	13,150,000	531,784
			16,127,091

franklintempleton.com

Semiannual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Peru 1.0%
[d]Intercorp Financial Services Inc., Reg S	Banks	215,740	$6,903,680
Philippines 0.5%
[a]Pepsi-Cola Products Philippines Inc.	Beverages	32,940,200	3,516,356
Poland 2.9%
Amica Wronki SA	Household Durables	88,391	2,882,286
[a]AmRest Holdings NV	Hotels, Restaurants & Leisure	133,703	3,453,136
CCC SA	Textiles, Apparel & Luxury Goods	133,936	5,170,524
Wawel SA	Food Products	10,303	3,105,994
[a]Work Service SA	Professional Services	1,045,327	6,062,613
			20,674,553
Romania 0.4%
SC Bursa de Valori Bucuresti SA	Diversified Financial Services	150,090	1,302,122
[c]Societatea Nationala de Gaze Naturale ROMGAZ
SA, 144A	Oil, Gas & Consumable Fuels	159,600	1,645,102
			2,947,224
Russia 3.6%
[a,d]Cherkizovo Group OJSC, GDR, Reg S	Food Products	224,987	2,747,091
[a]DIXY Group OJSC	Food & Staples Retailing	561,958	5,902,719
[d]Globaltrans Investment PLC, GDR, Reg S	Road & Rail	117,550	987,420
[a,d]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	182,200	5,121,642
[d]O’Key Group SA, GDR, Reg S	Food & Staples Retailing	519,393	3,791,569
[a,d]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	370,649	6,838,474
			25,388,915
Singapore 1.6%
OSIM International Ltd.	Specialty Retail	4,869,000	10,038,388
Parkson Retail Asia Ltd.	Multiline Retail	1,588,000	1,095,473
			11,133,861
South Korea 9.0%
Amorepacific Group	Personal Products	9,567	10,601,283
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	112,628	12,597,852
[a]I-Sens Inc.	Health Care Equipment & Supplies	113,635	6,129,041
Interojo Co. Ltd.	Health Care Equipment & Supplies	320,883	6,630,882
LF Corp.	Textiles, Apparel & Luxury Goods	118,955	3,946,562
Vieworks Co. Ltd.	Health Care Equipment & Supplies	221,640	7,405,858
Youngone Corp.	Textiles, Apparel & Luxury Goods	289,884	16,789,338
			64,100,816
Sri Lanka 0.2%
Hemas Holdings PLC	Industrial Conglomerates	2,379,832	1,113,649
Taiwan 1.6%
Green Seal Holding Ltd.	Chemicals	866,000	4,583,366
St. Shine Optical Co. Ltd.	Health Care Equipment & Supplies	329,000	7,029,915
			11,613,281

18 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Thailand 2.1%
Beauty Community PCL, fgn.	Specialty Retail	8,561,800	$7,919,038
DSG International Thailand PCL, fgn.	Household Products	27,442,800	7,149,427
			15,068,465
Turkey 11.5%
Anadolu Cam Sanayii AS	Containers & Packaging	2,211,523	1,583,198
Bizim Toptan Satis Magazalari AS	Food & Staples Retailing	715,619	5,830,178
[a]Celebi Hava Servisi AS	Transportation Infrastructure	439,982	4,599,048
Cimsa Cimento Sanayi ve Ticaret AS	Construction Materials	306,458	1,985,267
IS Yatirim Menkul Degerler AS	Capital Markets	4,693,922	2,370,772
Pinar Entegre Et ve Un Sanayi AS	Food Products	1,520,202	6,028,997
[e]Pinar Sut Mamulleri Sanayii AS	Food Products	2,765,686	28,423,318
[a,e]Reysas Gayrimenkul Yatirim Ortakligi AS	Real Estate Investment Trusts	23,975,998	6,318,063
Tekfen Holding AS	Construction & Engineering	4,387,400	9,750,206
Trakya Cam Sanayii AS	Building Products	984,408	1,102,482
Ulker Biskuvi Sanayi AS	Food Products	331,080	2,195,664
[c]Ulker Biskuvi Sanayi AS, 144A	Food Products	831,656	5,515,396
Yazicilar Holding AS	Industrial Conglomerates	657,452	5,948,224
			81,650,813
Turkmenistan 1.2%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	863,054	8,346,642
United Arab Emirates 0.7%
Aramex Co.	Air Freight & Logistics	5,435,853	4,735,902
United States 1.0%
[a]Luxoft Holding Inc.	IT Services	198,473	7,383,196
Vietnam 1.7%
DHG Pharmaceutical JSC	Pharmaceuticals	1,118,432	4,822,645
Imexpharm Pharmaceutical JSC	Pharmaceuticals	545,094	1,091,729
Vietnam Container Shipping JSC	Marine	1,510,564	4,306,745
Vietnam Dairy Products JSC	Food Products	424,680	2,101,385
			12,322,504
Total Common Stocks and Other
Equity Interests
(Cost $478,865,943)			594,458,178
[f]Participatory Notes 1.5%
Saudi Arabia 1.5%
[c]Deutsche Bank AG/London, Saudi Dairy
& Foodstuff Co., 144A, 4/12/18	Food Products	40,309	1,332,351
[c]HSBC Bank PLC, Al Mouwasat Medical Services,
144A, 4/13/15	Health Care Providers & Services	279,525	9,332,402
Total Participatory Notes
(Cost $5,940,352)			10,664,753
Preferred Stocks
(Cost $7,185,059) 0.8%
Chile 0.8%
Embotelladora Andina SA, pfd., A	Beverages	1,979,200	5,426,545

franklintempleton.com		Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

	Shares/
	Warrants	Value
Total Investments before Short Term
Investments (Cost $491,991,354)		$610,549,476
Short Term Investments 14.9%
Money Market Funds
(Cost $102,073,663) 14.4%
United States 14.4%
[a,g]Institutional Fiduciary Trust Money Market
Portfolio	102,073,663	102,073,663
[h]Investments from Cash Collateral
Received for Loaned Securities
(Cost $3,750,000) 0.5%
Money Market Funds 0.5%
United States 0.5%
[i]BNY Mellon Overnight Government Fund,
0.026%	3,750,000	3,750,000
Total Investments (Cost $597,815,017)
100.8%		716,373,139
Other Assets, less Liabilities (0.8)%		(5,478,538)
Net Assets 100.0%		$710,894,601

See Abbreviations on page 32.

aNon-income producing.
bA portion or all of the security is on loan at September 30, 2014. See Note 1(d).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2014, the aggregate value of these securities was $19,144,412, representing 2.69% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2014, the aggregate value of these securities was $26,389,876, representing 3.71% of net assets.
eSee Note 8 regarding holdings of 5% voting securities.
fSee Note 1(c) regarding Participatory Notes.
gSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
hSee Note 1(d) regarding securities on loan.
iThe rate shown is the annualized seven-day yield at period end.

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2014 (unaudited)

Templeton Emerging Markets Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$468,967,912
Cost - Non-controlled affiliated issuers (Note 8)	26,773,442
Cost - Sweep Money Fund (Note 3f)	102,073,663
Total cost of investments	$597,815,017
Value - Unaffiliated issuers	$579,558,095
Value - Non-controlled affiliated issuers (Note 8)	34,741,381
Value - Sweep Money Fund (Note 3f)	102,073,663
Total value of investments (includes securities loaned in the amount of $3,425,782)	716,373,139
Cash	2,717
Receivables:
Investment securities sold	269,494
Capital shares sold	1,509,712
Dividends	775,426
Other assets	135
Total assets	718,930,623
Liabilities:
Payables:
Investment securities purchased	1,029,109
Capital shares redeemed	793,048
Management fees	836,613
Distribution fees	260,914
Transfer agent fees	188,926
Trustees’ fees and expenses	913
Payable upon return of securities loaned	3,750,000
Deferred tax	1,088,835
Accrued expenses and other liabilities	87,664
Total liabilities	8,036,022
Net assets, at value	$710,894,601
Net assets consist of:
Paid-in capital	$624,273,599
Undistributed net investment income	2,335,824
Net unrealized appreciation (depreciation)	117,472,237
Accumulated net realized gain (loss)	(33,187,059)
Net assets, at value	$710,894,601

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2014 (unaudited)

Templeton Emerging Markets Small Cap Fund

Class A:
Net assets, at value	$275,372,193
Shares outstanding	21,434,517
Net asset value per share[a]	$12.85
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.63
Class C:
Net assets, at value	$74,926,932
Shares outstanding	6,029,237
Net asset value and maximum offering price per share[a]	$12.43
Class R:
Net assets, at value	$834,664
Shares outstanding	65,449
Net asset value and maximum offering price per share	$12.75
Advisor Class:
Net assets, at value	$359,760,812
Shares outstanding	27,679,520
Net asset value and maximum offering price per share	$13.00

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2014 (unaudited)

Templeton Emerging Markets Small Cap Fund

Investment income:
Dividends: (net of foreign taxes of $768,118)
Unaffiliated issuers	$9,353,168
Non-controlled affiliated issuers (Note 8)	850,792
Income from securities loaned	108,814
Total investment income	10,312,774
Expenses:
Management fees (Note 3a)	4,641,109
Distribution fees: (Note 3c)
Class A	391,935
Class C	351,517
Class R	1,884
Transfer agent fees: (Note 3e)
Class A	229,202
Class C	61,661
Class R	661
Advisor Class	270,822
Custodian fees (Note 4)	212,397
Reports to shareholders	40,347
Registration and filing fees	47,689
Professional fees	30,814
Trustees’ fees and expenses	10,565
Other	13,615
Total expenses	6,304,218
Expenses waived/paid by affiliates (Note 3f)	(35,388)
Net expenses	6,268,830
Net investment income	4,043,944
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	7,020,109
Foreign currency transactions	(188,468)
Net realized gain (loss)	6,831,641
Net change in unrealized appreciation (depreciation) on:
Investments	50,341,767
Translation of other assets and liabilities denominated in foreign currencies	(6,057)
Change in deferred taxes on unrealized appreciation	(848,024)
Net change in unrealized appreciation (depreciation)	49,487,686
Net realized and unrealized gain (loss)	56,319,327
Net increase (decrease) in net assets resulting from operations	$60,363,271

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Small Cap Fund

	Six Months Ended
	September 30, 2014	Year Ended
	(unaudited)	March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,043,944	$1,748,120
Net realized gain (loss) from investments and foreign currency transactions	6,831,641	(34,143,795)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	49,487,686	33,310,146
Net increase (decrease) in net assets resulting from operations	60,363,271	914,471
Distributions to shareholders from:
Net investment income:
Class A	—	(1,616,024)
Class C	—	(36,394)
Class R	—	(2,544)
Advisor Class	—	(1,690,170)
Total distributions to shareholders	—	(3,345,132)
Capital share transactions: (Note 2)
Class A	15,270,273	8,202,282
Class C	5,552,503	(790,765)
Class R	104,489	(70,423)
Advisor Class	89,528,944	137,651,276
Total capital share transactions	110,456,209	144,992,370
Net increase (decrease) in net assets	170,819,480	142,561,709
Net assets:
Beginning of period	540,075,121	397,513,412
End of period	$710,894,601	$540,075,121
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$2,335,824	$(1,708,120)

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Small Cap Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Company are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the

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Semiannual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2014		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	4,228,087	$52,624,978	7,810,952	$90,306,642
Shares issued in reinvestment of distributions	—	—	120,366	1,449,226
Shares redeemed	(2,991,227)	(37,354,705)	(7,255,385)	(83,553,586)
Net increase (decrease)	1,236,860	$15,270,273	675,933	$8,202,282
Class C Shares:
Shares sold	925,527	$11,170,985	2,223,859	$24,880,385
Shares issued in reinvestment of distributions	—	—	2,812	32,922
Shares redeemed	(465,894)	(5,618,482)	(2,301,982)	(25,704,072)
Net increase (decrease)	459,633	$5,552,503	(75,311)	$(790,765)
Class R Shares:
Shares sold	10,394	$128,958	11,803	$134,592
Shares issued in reinvestment of distributions	—	—	213	2,544
Shares redeemed	(1,953)	(24,469)	(18,155)	(207,559)
Net increase (decrease)	8,441	$104,489	(6,139)	$(70,423)
Advisor Class Shares:
Shares sold	9,036,495	$113,268,782	16,445,330	$190,891,917
Shares issued in reinvestment of distributions	—	—	59,736	725,795
Shares redeemed	(1,896,876)	(23,739,838)	(4,626,252)	(53,966,436)
Net increase (decrease)	7,139,619	$89,528,944	11,878,814	$137,651,276

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion
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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applica-
ble. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$107,814
CDSC retained	$4,404

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2014, the Fund paid transfer agent fees of $562,346, of which $246,133 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2014, the Fund had long-term capital loss carryforwards of $39,958,997.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2014, the Fund deferred late-year ordinary losses of $94,952.

At September 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$600,865,973

Unrealized appreciation	$156,866,835
Unrealized depreciation	(41,359,669)
Net unrealized appreciation (depreciation)	$115,507,166

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2014, aggregated $144,613,472 and $54,162,324, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended September 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held			Realized
	at Beginning	Gross	Gross	at End	Value at End	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Pinar Sut Mamulleri Sanayii
AS	1,949,228	816,458	—	2,765,686	$28,423,318	$850,792	$—
Reysas Gayrimenkul Yatirim
Ortakligi AS	21,678,300	2,297,698	—	23,975,998	6,318,063	—	—
Total Affiliated Securities (Value is 4.89% of Net Assets)					$34,741,381	$850,792	$—

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended September 30, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of September 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$599,884,723	$—	$—	$599,884,723
Participatory Notes	—	10,664,753	—	10,664,753
Short Term Investments	102,073,663	3,750,000	—	105,823,663
Total Investments in Securities	$701,958,386	$14,414,753	$—	$716,373,139

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Emerging Markets Small Cap Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	426 S 11/14

Semiannual Report and Shareholder Letter

September 30, 2014

Templeton Frontier Markets Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Frontier Markets Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	12
Financial Statements	21
Notes to Financial Statements	25
Shareholder Information	33

Semiannual Report

Templeton Frontier Markets Fund

This semiannual report for Templeton Frontier Markets Fund covers the period ended September 30, 2014. At the market close on June 28, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading market in frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

Economic and Market Overview

The global economy grew moderately during the six months under review as many emerging and frontier markets continued to grow and many developed markets continued to recover.

Nigeria’s gross domestic product (GDP) grew an estimated 6.5% year-over-year in the second quarter of 2014, which was higher than the first quarter’s 6.2%, driven by growth in the non-oil industries, particularly trade, crop production and telecommunications.1 The services and industry sectors were relatively stable, despite an Ebola outbreak in two Nigerian cities, which at period-end appeared to be contained. The inflation rate accelerated during the period, stemming largely from rising food prices, as well as food production and distribution challenges posed by insurgency activities, but remained below the Central Bank of Nigeria’s (CBN’s) 10% target. The CBN maintained its monetary policy during the period under review as it held the benchmark interest rate unchanged at 12.0% in an effort to control inflation and support the Nigerian naira.

Saudi Arabia’s GDP eased to 3.8% year-over-year in the second quarter from 5.1% in the first quarter, mainly because of a slowdown in the oil sector.2 The non-oil sector maintained its growth momentum, however, and supported economic growth. The kingdom has strong government and external balance sheets that could provide ample buffer to withstand external shocks, including a drop in oil prices, according to independent credit rating agency Standard & Poor’s (S&P). Government-led infrastructure, rising consumer spending and higher investment growth have contributed to the kingdom’s economic strength. Saudi Arabia’s equity index gained after the Capital Market Authority announced its plans to open the kingdom’s stock market to international investors in 2015.

Vietnam’s GDP grew an estimated 6.2% year-over-year in the third quarter, up from the second quarter’s 5.4%, driven by the manufacturing and export sectors as foreign investments in the country rose during the period.3 A maritime dispute led to anti-China protests that halted production at foreign-owned factories and caused many Chinese workers to flee. In June, the State Bank of Vietnam devalued the dong 1% to promote exports. Moody’s Investors Service upgraded Vietnam’s issuer and senior unsecured bond ratings to B1 from B2 with a stable outlook.4 The independent credit rating agency cited Vietnam’s economic stability, strengthening balance of payments and external payments positions, and banking sector’s easing contingent risks.

1. Source: National Bureau of Statistics, Nigeria.
2. Source: Central Department of Statistics and Information, Saudi Arabia.
3. Source: General Statistics Office of Vietnam.
4. Source: This does not indicate a rating of the Fund.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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Romania’s second-quarter GDP contracted 0.9% from the previous quarter, while year-over-year growth slowed to 1.2%.5 The country’s second consecutive quarter of contraction was attributable mainly to subdued domestic demand, weaker export growth, and a decline in foreign direct investment and government spending. Romania’s inflation rate slowed during the period and remained well below the Board of the National Bank of Romania’s (NBR’s) 2.5% target. After cutting its policy rate in August, on September 30 the NBR decided to cut the monetary policy rate another 25 basis points (0.25%) to 3.00%, effective on October 1, to promote inflation and boost economic growth. In May, S&P upgraded Romania’s long-term foreign and local currency sovereign credit ratings to BBB- from BB+ and revised the outlook to stable from negative, citing the country’s rapid progress in improving its external balances.4

Frontier market stocks outperformed developed and emerging market stocks as they generally remained less sensitive to the uncertainties surrounding monetary policies of major central banks. Despite concerns surrounding the possibility of U.S. interest rates rising sooner than previously expected, heightened geopolitical tensions in several regions and moderating global economic growth, frontier market stocks generally trended higher during the six-month period.

For the six months ended September 30, 2014, frontier market stocks, as measured by the MSCI Frontier Markets Index, delivered a +13.86% total return, with most regions posting gains.6 In comparison, developed market stocks, as measured by the MSCI World Index, generated a +2.90% total return, and emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a +3.12% total return.6 Argentina was among the top performers, as many investors hoped next year’s election, from which President Cristina Kirchner is constitutionally barred, would result in a new government that could foster economic growth and usher the country out of default. Among Central and Eastern European markets, Kazakhstan and Ukraine were among the strongest performers, while Estonia and Bulgaria were among the weakest. In the Middle East, Oman produced a double-digit gain, while Jordan, Bahrain and Lebanon declined. Kenya and Nigeria were the top performers in Africa, while Tunisia and Mauritius posted losses. In Asia, Bangladesh and Sri Lanka outperformed, while Vietnam declined.

Top 10 Countries
Based on Equity Securities
9/30/14
% of Total
Net Assets
Saudi Arabia	10.3%
Nigeria	9.8%
Qatar	7.5%
Vietnam	5.6%
Kuwait	5.4%
Romania	5.3%
Kazakhstan	4.5%
Kenya	4.0%
Egypt	3.9%
South Africa	3.3%

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund’s Class A shares delivered a +5.03% cumulative total return for the six months ended September 30, 2014. For comparison, the MSCI Frontier Markets Index generated a +13.86% total return for the same period.6 Also for comparison, the Standard & Poor’s® (S&P®) Frontier Broad Market Index (BMI), which tracks performance of relatively small and illiquid frontier market stocks, produced a +12.94 % total return for the same period.7 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of

5. Source: National Institute of Statistics, Romania.
6. Source: Morningstar.
7. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. See http://us.spindices.com/indices/equity/sp-frontier-bmi-us-dollar for additional data provider information.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

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fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Top 10 Equity Holdings
9/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
Ooredoo QSC	3.7%
Diversified Telecommunication Services, Qatar
OMV Petrom SA	3.7%
Oil, Gas & Consumable Fuels, Romania
MTN Group Ltd.	3.3%
Wireless Telecommunication Services, South Africa
Dragon Oil PLC	3.2%
Oil, Gas & Consumable Fuels, Turkmenistan
Deutsche Bank AG/London, Saudi Basic Industries Corp., 144A 2.9%
Chemicals, Saudi Arabia
Bank Muscat SAOG	2.9%
Banks, Oman
Zenith Bank PLC	2.9%
Banks, Nigeria
KazMunaiGas Exploration Production, GDR, Reg S	2.9%
Oil, Gas & Consumable Fuels, Kazakhstan
Mobile Telecommunications Co.	2.6%
Wireless Telecommunication Services, Kuwait
Youngone Corp.	2.5%
Textiles, Apparel & Luxury Goods, South Korea

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included KazMunaiGas Exploration Production, one of Kazakhstan’s top three oil and gas producers; PTSC (PetroVietnam Technical Services Corp.), an oil and gas technical services provider; and Equity Bank, one of Kenya’s largest banks.

KazMunaiGas Exploration Production’s share price rose after the company received a preliminary buyout offer from its parent company and majority shareholder, National Company KazMunayGas. Better-than-expected second-quarter corporate results also supported price performance.

PTSC is Vietnam’s dominant provider of non-drilling oil and gas services such as seismic survey, offshore support vessels, petroleum base ports and fabrication yards, as well as floating storage and offloading vessels. Businesses across Vietnam’s energy sectors favorably viewed indications that the government intended to prioritize reversing recent declines in the country’s national oil and gas output. News that the country might reach a major agreement with a U.S. energy giant on a multibillion-dollar natural gas and power project further aided market sentiment.

Equity Bank, which is traditionally focused on microfinance and in providing banking services to the lower end market, has diversified its loan book to include more small and medium enterprises, as well as corporations in recent years. It also focuses on alternative banking channels, including mobile banking and smartcard payments. Strong earnings growth in the first two quarters of 2014, driven by solid loan growth, better asset quality and Kenya’s improving economic and investment environment boosted the bank’s share price.

In contrast, key detractors from the Fund’s absolute performance included Ferrexpo, a producer and exporter of iron ore pellets used in steel manufacturing; Gran Tierra Energy, an international oil and gas exploration and production company operating in South America; and Copa Holdings, a leading Latin American airline passenger and cargo services provider.

Ferrexpo’s principal mine, located in central Ukraine, is adjacent to the Dnieper River, which provides river transport and access to the country’s major rail infrastructure, resulting in easy access to Black Sea ports and major European and global customers. Weak iron ore prices and concerns about Ukraine’s instability and challenging economic situation overshadowed positive developments at the company. Solid first-half 2014 corporate results, ongoing capacity expansion plans and significant iron ore resources led us to continue to favor the company.

Gran Tierra Energy has a portfolio of oil and gas producing assets in Colombia, Peru and Brazil. Higher tax disbursement resulting from the sale of its Argentina business unit, combined with attacks on its pipelines in Colombia, negatively affected investor sentiment. Because we considered the short-term share price weakness as an investment opportunity, we increased the Fund’s position.

Copa Holdings, through subsidiaries Copa Airlines Colombia and Panama’s Copa Airlines, provides commercial passenger and cargo services to various destinations in North, Central and South America, as well as the Caribbean. Investor concerns about the company’s exposure to Venezuela, especially due to

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TEMPLETON FRONTIER MARKETS FUND

the large amount of cash accumulated for repatriation, hindered share performance. The company drastically reduced its exposure to Venezuela by deploying aircraft on other routes within its extensive network in the Americas. In our view, short-term price weakness represented an investment opportunity, and we increased the Fund’s position.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for investment opportunities we considered to be attractively valued led us to increase the Fund’s holdings largely in Kuwait, Saudi Arabia, Nigeria and Pakistan. We also made key purchases in Cambodia, Oman, Botswana and Senegal. In sector terms, we increased investments largely in consumer discretionary and consumer staples and made purchases in other sectors, particularly telecommunication services.8 Key purchases included new positions in the National Bank of Kuwait, one of the Gulf Cooperation Council’s largest banks; SEPLAT Petroleum Development, an indigenous, Nigerian oil and gas exploration and production company operating in the onshore Niger Delta region; and United Bank, one of Pakistan’s largest banks.

Conversely, we conducted some sales as certain positions reached their price targets and as we focused on companies we considered to be more attractively valued within our investment universe. We closed all of the Fund’s positions in Malawi,

Lesotho, Mongolia and Chile and reduced investments largely in the United Arab Emirates (UAE), Qatar, Colombia and Georgia. In sector terms, we reduced investments particularly in financials, materials and health care.9 Key sales included closing the Fund’s positions in First Gulf Bank, a leading UAE bank, and Ecobank Transnational, a Nigeria-listed major pan-African bank, as well as reducing shares in Industries Qatar, the largest integrated industrial holding company in Qatar.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

Allan Lam
Dennis Lim
Tom Wu

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food products and tobacco in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
9. The financials sector comprises banks, consumer finance and diversified financial services in the SOI. The materials sector comprises chemicals and metals and mining in the SOI. The health care sector comprises health care providers and services and pharmaceuticals in the SOI.

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Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/14	3/31/14		Change
A (TFMAX)	$19.01	$18.10	+$	0.91
C (FFRMX)	$18.65	$17.82	+$	0.83
R (n/a)	$18.91	$18.03	+$	0.88
R6 (FFMRX)	$19.13	$18.18	+$	0.95
Advisor (FFRZX)	$19.11	$18.18	+$	0.93

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TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Performance as of 9/30/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Fund
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
A						1.99%
6-Month	+	5.03%		-0.99%	$9,901
1-Year	+	12.40%	+	5.93%	$10,593
5-Year	+	44.71%	+	6.40%	$13,635
Since Inception (10/14/08)	+	107.66%	+	11.92%	$19,572
C						2.74%
6-Month	+	4.66%	+	3.66%	$10,366
1-Year	+	11.58%	+	10.58%	$11,058
5-Year	+	39.58%	+	6.90%	$13,958
Since Inception (10/14/08)	+	98.90%	+	12.23%	$19,890
R						2.24%
6-Month	+	4.88%	+	4.88%	$10,488
1-Year	+	12.11%	+	12.11%	$11,211
5-Year	+	42.91%	+	7.40%	$14,291
Since Inception (10/14/08)	+	104.93%	+	12.79%	$20,493
R6						1.61%
6-Month	+	5.23%	+	5.23%	$10,523
1-Year	+	12.81%	+	12.81%	$11,281
Since Inception (5/1/13)	+	15.12%	+	10.45%	$11,512
Advisor						1.74%
6-Month	+	5.12%	+	5.12%	$10,512
1-Year	+	12.67%	+	12.67%	$11,267
5-Year	+	46.69%	+	7.96%	$14,669
Since Inception (10/14/08)	+	111.09%	+	13.35%	$21,109

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
.

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TEMPLETON FRONTIER MARKETS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/14	Value 9/30/14	Period* 4/1/14–9/30/14
A
Actual	$1,000	$1,050.30	$10.02
Hypothetical (5% return before expenses)	$1,000	$1,015.29	$9.85
C
Actual	$1,000	$1,046.60	$13.90
Hypothetical (5% return before expenses)	$1,000	$1,011.48	$13.67
R
Actual	$1,000	$1,048.80	$11.35
Hypothetical (5% return before expenses)	$1,000	$1,013.99	$11.16
R6
Actual	$1,000	$1,052.30	$8.13
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.99
Advisor
Actual	$1,000	$1,051.20	$8.79
Hypothetical (5% return before expenses)	$1,000	$1,016.50	$8.64
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.95%; C: 2.71%;
R: 2.21%; R6: 1.58%; and Advisor: 1.71%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Financial Highlights
Templeton Frontier Markets Fund
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.10	$16.94	$14.79	$15.85	$15.20	$9.38
Income from investment operations[a]:
Net investment income[b]	0.29	0.42	0.27	0.30	0.14	0.09
Net realized and unrealized gains (losses)	0.62	1.21	2.07	(0.96)	0.59	5.94
Total from investment operations	0.91	1.63	2.34	(0.66)	0.73	6.03
Less distributions from:
Net investment income	—	(0.32)	(0.19)	(0.21)	(0.05)	(0.11)
Net realized gains	—	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	—	(0.47)	(0.19)	(0.40)	(0.08)	(0.21)
Net asset value, end of period	$19.01	$18.10	$16.94	$14.79	$15.85	$15.20

Total return[c]	5.03%	9.60%	16.06%	(3.90)%	4.79%	64.72%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates and expense reductions	1.95%	1.99%	2.10%	2.20%	2.21%	3.03%
Expenses net of waiver and payments by
affiliates and expense reductions	1.95%[e]	1.99%[e]	2.10%	2.15%	2.16%	2.08%[f]
Net investment income	2.94%	2.28%	1.55%	2.17%	0.82%	0.67%

Supplemental data
Net assets, end of period (000’s)	$233,327	$248,218	$197,288	$113,854	$122,631	$35,650
Portfolio turnover rate	14.62%	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.82	$16.71	$14.60	$15.65	$15.06	$9.35
Income from investment operations[a]:
Net investment income (loss)[b]	0.21	0.26	0.16	0.20	0.04	(0.02)
Net realized and unrealized gains (losses)	0.62	1.21	2.04	(0.95)	0.58	5.91
Total from investment operations	0.83	1.47	2.20	(0.75)	0.62	5.89
Less distributions from:
Net investment income	—	(0.21)	(0.09)	(0.11)	—	(0.08)
Net realized gains	—	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	—	(0.36)	(0.09)	(0.30)	(0.03)	(0.18)
Net asset value, end of period	$18.65	$17.82	$16.71	$14.60	$15.65	$15.06

Total return[c]	4.66%	8.78%	15.25%	(4.59)%	4.11%	63.41%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates and expense reductions	2.71%	2.74%	2.80%	2.90%	2.90%	3.80%
Expenses net of waiver and payments
by affiliates and expense reductions	2.71%[e]	2.74%[e]	2.80%	2.85%	2.85%	2.85%[f]
Net investment income (loss)	2.18%	1.53%	0.85%	1.47%	0.13%	(0.10)%

Supplemental data
Net assets, end of period (000’s)	$57,343	$60,182	$44,086	$25,691	$23,496	$6,842
Portfolio turnover rate	14.62%	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.03	$16.88	$14.74	$15.86	$15.19	$9.38
Income from investment operations[a]:
Net investment income[b]	0.25	0.35	0.23	0.22	0.14	0.03
Net realized and unrealized gains (losses)	0.63	1.23	2.07	(0.93)	0.57	5.95
Total from investment operations	0.88	1.58	2.30	(0.71)	0.71	5.98
Less distributions from:
Net investment income	—	(0.28)	(0.16)	(0.22)	(0.01)	(0.07)
Net realized gains	—	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	—	(0.43)	(0.16)	(0.41)	(0.04)	(0.17)
Net asset value, end of period	$18.91	$18.03	$16.88	$14.74	$15.86	$15.19

Total return[c]	4.88%	9.30%	15.91%	(4.17)%	4.67%	63.95%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates and expense reductions	2.21%	2.24%	2.30%	2.40%	2.40%	3.30%
Expenses net of waiver and payments
by affiliates and expense reductions	2.21%[e]	2.24%[e]	2.30%	2.35%	2.35%	2.35%[f]
Net investment income	2.68%	2.03%	1.35%	1.97%	0.63%	0.40%

Supplemental data
Net assets, end of period (000’s)	$430	$388	$307	$198	$54	$50
Portfolio turnover rate	14.62%	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended	Period Ended
	September 30, 2014	March 31,
	(unaudited)	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.18	$17.11
Income from investment operations[b]:
Net investment income[c]	0.31	0.36
Net realized and unrealized gains (losses)	0.64	1.24
Total from investment operations	0.95	1.60
Less distributions from:
Net investment income	—	(0.38)
Net realized gains	—	(0.15)
Total distributions	—	(0.53)
Net asset value, end of period	$19.13	$18.18

Total return[d]	5.23%	9.41%

Ratios to average net assets[e]
Expenses[f]	1.58%	1.61%
Net investment income	3.31%	2.66%

Supplemental data
Net assets, end of period (000’s)	$174,241	$161,459
Portfolio turnover rate	14.62%	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.18	$17.01	$14.84	$15.91	$15.23	$9.40
Income from investment operations[a]:
Net investment income[b]	0.30	0.45	0.28	0.37	0.16	0.13
Net realized and unrealized gains (losses)	0.63	1.23	2.12	(0.99)	0.63	5.93
Total from investment operations	0.93	1.68	2.40	(0.62)	0.79	6.06
Less distributions from:
Net investment income	—	(0.36)	(0.23)	(0.26)	(0.08)	(0.13)
Net realized gains	—	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	—	(0.51)	(0.23)	(0.45)	(0.11)	(0.23)
Net asset value, end of period	$19.11	$18.18	$17.01	$14.84	$15.91	$15.23

Total return[c]	5.12%	9.90%	16.44%	(3.61)%	5.08%	65.00%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates and expense reductions	1.71%	1.74%	1.80%	1.90%	1.90%	2.80%
Expenses net of waiver and payments
by affiliates and expense reductions	1.71%[e]	1.74%[e]	1.80%	1.85%	1.85%	1.85%[f]
Net investment income	3.18%	2.53%	1.85%	2.47%	1.13%	0.90%

Supplemental data
Net assets, end of period (000’s)	$1,058,828	$1,037,057	$846,037	$225,171	$102,992	$10,458
Portfolio turnover rate	14.62%	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2014 (unaudited)

Templeton Frontier Markets Fund
	Industry	Shares	Value
Common Stocks 85.6%
Argentina 2.1%
Tenaris SA, ADR	Energy Equipment & Services	239,300	$10,900,115
Ternium SA, ADR	Metals & Mining	874,900	21,041,345
			31,941,460
Botswana 1.2%
Letshego Holdings Ltd.	Consumer Finance	61,550,162	17,673,944
Cambodia 0.9%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	18,909,611	13,589,232
Colombia 2.5%
[a]Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	2,431,054	13,468,039
Pacific Rubiales Energy Corp.	Oil, Gas & Consumable Fuels	1,494,988	25,076,701
			38,544,740
Egypt 3.9%
Alexandria Mineral Oils Co.	Chemicals	837,651	9,374,596
Eastern Tobacco	Tobacco	352,546	8,875,222
Egyptian International Pharmaceutical Industries Co.	Pharmaceuticals	1,175,555	9,909,120
[a,b]Global Telecom Holding, GDR, Reg S	Wireless Telecommunication Services	3,882,976	12,740,044
[a]Maridive & Oil Services SAE	Energy Equipment & Services	3,379,213	3,413,005
Telecom Egypt	Diversified Telecommunication Services	8,292,854	15,854,898
			60,166,885
Georgia 1.5%
Bank of Georgia Holdings PLC	Banks	571,547	22,777,036
Jordan 0.2%
Arab Potash Co. PLC	Chemicals	47,364	1,535,606
[a]Jordan Phosphate Mines	Metals & Mining	244,396	2,067,940
			3,603,546
Kazakhstan 4.5%
[b]KazMunaiGas Exploration Production, GDR, Reg S	Oil, Gas & Consumable Fuels	2,482,633	43,446,077
[c]Kcell JSC, GDR, 144A	Wireless Telecommunication Services	847,845	12,056,356
[b]Kcell JSC, GDR, Reg S	Wireless Telecommunication Services	505,417	7,187,030
[a]Nostrum Oil & Gas LP	Oil, Gas & Consumable Fuels	540,331	6,614,092
			69,303,555
Kenya 4.0%
British American Tobacco Kenya Ltd. Corp.	Tobacco	1,081,100	10,417,322
East African Breweries Ltd.	Beverages	4,941,300	15,336,024
Equity Bank Ltd.	Banks	40,684,700	23,476,325
Kenya Commercial Bank Ltd.	Banks	8,614,160	5,646,256
Safaricom Ltd.	Wireless Telecommunication Services	39,728,976	5,764,597
			60,640,524
Kuwait 5.4%
[d]Kuwait Foods Americana	Hotels, Restaurants & Leisure	489,587	5,232,681
Mobile Telecommunications Co.	Wireless Telecommunication Services	16,993,843	38,920,574
National Bank of Kuwait SAK	Banks	11,034,854	37,526,354
			81,679,609

franklintempleton.com

Semiannual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Lebanon 0.5%
[b]BLOM Bank SAL, GDR, Reg S	Banks	754,950	$7,134,278
Luxembourg 0.6%
[a]Adecoagro SA	Food Products	1,017,645	8,955,276
Mauritius 1.6%
MCB Group Ltd.	Banks	2,659,949	17,826,147
New Mauritius Hotels Ltd.	Hotels, Restaurants & Leisure	2,161,310	6,020,841
			23,846,988
Nigeria 9.8%
[a]Afren PLC	Oil, Gas & Consumable Fuels	4,221,606	7,084,047
FBN Holdings PLC	Banks	403,477,186	33,052,101
Guinness Nigeria PLC	Beverages	4,783,184	6,281,837
Nigerian Breweries PLC	Beverages	6,717,810	7,222,569
[a,c]SEPLAT Petroleum Development Co. PLC, 144A	Oil, Gas & Consumable Fuels	5,378,514	19,849,320
UAC of Nigeria PLC	Industrial Conglomerates	30,899,493	10,900,707
United Bank for Africa PLC	Banks	526,334,028	21,284,859
Zenith Bank PLC	Banks	294,120,412	43,588,033
			149,263,473
Oman 2.9%
Bank Muscat SAOG	Banks	21,918,486	44,406,860
Pakistan 2.4%
Fauji Fertilizer Co. Ltd.	Chemicals	14,391,903	15,925,075
Indus Motor Co. Ltd.	Automobiles	543,354	3,918,928
United Bank Ltd.	Banks	8,934,300	16,457,921
			36,301,924
Panama 2.4%
Cable & Wireless Communications PLC	Diversified Telecommunication Services	29,642,643	22,539,960
Copa Holdings SA	Airlines	124,420	13,349,022
			35,888,982
Peru 2.7%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	2,139,750	24,778,305
[b]Intercorp Financial Services Inc., Reg S	Banks	496,800	15,897,600
			40,675,905
Qatar 7.5%
Commercial Bank of Qatar QSC	Banks	1,241,032	23,921,702
Industries Qatar QSC	Industrial Conglomerates	643,084	32,879,058
Ooredoo QSC	Diversified Telecommunication Services	1,569,733	57,110,196
			113,910,956
Romania 5.3%
[a]Banca Transilvania	Banks	40,741,942	20,297,771
OMV Petrom SA	Oil, Gas & Consumable Fuels	415,560,797	55,958,610
[c]Societatea Nationala de Gaze Naturale ROMGAZ
SA, 144A	Oil, Gas & Consumable Fuels	499,800	5,151,766
			81,408,147
Senegal 1.0%
Sonatel	Diversified Telecommunication Services	355,236	15,732,266

18 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Sierra Leone 0.1%
[a]African Minerals Ltd.	Metals & Mining	6,049,682	$1,691,940
South Africa 3.3%
MTN Group Ltd.	Wireless Telecommunication Services	2,371,642	50,080,606
South Korea 2.5%
Youngone Corp.	Textiles, Apparel & Luxury Goods	655,610	37,971,251
Turkmenistan 3.2%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	5,060,400	48,939,404
Ukraine 3.1%
Ferrexpo PLC	Metals & Mining	9,523,330	17,339,316
[a]Kernel Holding SA	Food Products	785,116	5,905,268
[b]MHP SA, GDR, Reg S	Food Products	2,065,158	24,575,380
			47,819,964
United Arab Emirates 1.9%
Agthia Group PJSC	Food Products	7,852,785	13,897,032
Aramex Co.	Air Freight & Logistics	17,422,032	15,178,671
			29,075,703
Vietnam 5.6%
Binh Minh Plastics JSC	Building Products	438,412	1,415,232
DHG Pharmaceutical JSC	Pharmaceuticals	1,179,560	5,086,227
Hoa Phat Group JSC	Metals & Mining	3,391,456	9,189,855
Imexpharm Pharmaceutical JSC	Pharmaceuticals	1,059,783	2,122,562
PetroVietnam Drilling and Well Services JSC	Energy Equipment & Services	6,442,562	29,449,977
Petrovietnam Fertilizer and Chemical JSC	Chemicals	4,660,860	6,677,198
PetroVietnam Technical Services Corp.	Energy Equipment & Services	15,947,824	30,212,183
Vietnam Dairy Products JSC	Food Products	321,240	1,589,548
			85,742,782
Zambia 0.6%
First Quantum Minerals Ltd.	Metals & Mining	455,320	8,895,434
Zimbabwe 2.4%
Delta Corp. Ltd.	Beverages	17,278,369	22,289,096
Econet Wireless Zimbabwe Ltd.	Wireless Telecommunication Services	19,287,620	14,851,468
			37,140,564
Total Common Stocks
(Cost $1,149,653,463)			1,304,803,234

[e]Participatory Notes 10.3%
Saudi Arabia 10.3%
[c]Deutsche Bank AG/London,
Al Tayyar Travel Group, 144A, 3/20/17	Hotels, Restaurants & Leisure	355,845	13,682,698
Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	553,470	13,314,852
Saudi Basic Industries Corp., 144A, 9/27/16	Chemicals	1,272,354	44,514,584
Saudi Ceramic Co., 144A, 5/16/17	Building Products	211,000	8,197,588
Saudi Dairy & Foodstuff Co., 144A, 4/12/18	Food Products	125,946	4,162,949

franklintempleton.com

Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value
Participatory Notes (continued)
Saudi Arabia (continued)
[c]HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers & Services	320,851	$10,712,139
Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	1,055,012	25,380,470
Samba Financial Group, 144A, 6/29/17	Industrial Conglomerates	2,146,032	27,515,431
Saudi Basic Industries Corp., 144A, 10/31/16	Chemicals	247,289	8,651,654

Total Participatory Notes
(Cost $113,408,637)			156,132,365
Total Investments before Short Term
Investments (Cost $1,263,062,100)			1,460,935,599
Short Term Investments
(Cost $66,026,072) 4.3%
Money Market Funds 4.3%
United States 4.3%
[a,f]Institutional Fiduciary Trust Money Market Portfolio		66,026,072	66,026,072
Total Investments
(Cost $1,329,088,172) 100.2%			1,526,961,671
Other Assets, less Liabilities (0.2)%			(2,792,578)
Net Assets 100.0%			$1,524,169,093

See Abbreviations on page 32.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2014, the aggregate value of these securities was $110,980,409, representing 7.28% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2014, the aggregate value of these securities was $193,189,807, representing 12.68% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2014, the value of this security was $5,232,681, representing
0.34% of net assets.
eSee Note 1(c) regarding Participatory Notes.
fSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2014 (unaudited)

Templeton Frontier Markets Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$1,263,062,100
Cost – Sweep Money Fund (Note 3f)	66,026,072
Total cost of investments	$1,329,088,172
Value – Unaffiliated issuers	$1,460,935,599
Value – Sweep Money Fund (Note 3f)	66,026,072
Total value of investments	1,526,961,671
Cash	209,672
Foreign currency, at value (cost $2,856,411)	2,856,411
Receivables:
Investment securities sold	420,445
Capital shares sold	2,890,775
Dividends	2,988,722
Other assets	415
Total assets	1,536,328,111
Liabilities:
Payables:
Investment securities purchased	6,431,192
Capital shares redeemed	1,335,251
Management fees	1,831,313
Distribution fees	205,226
Transfer agent fees	325,247
Trustees’ fees and expenses	6,897
Deferred tax	1,689,497
Accrued expenses and other liabilities	334,395
Total liabilities	12,159,018
Net assets, at value	$1,524,169,093
Net assets consist of:
Paid-in capital	$1,256,332,315
Undistributed net investment income	34,344,074
Net unrealized appreciation (depreciation)	196,193,339
Accumulated net realized gain (loss)	37,299,365
Net assets, at value	$1,524,169,093

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2014 (unaudited)

Templeton Frontier Markets Fund

Class A:
Net assets, at value	$233,327,279
Shares outstanding	12,272,672
Net asset value per share[a]	$19.01
Maximum offering price per share (net asset value per share ÷ 94.25%)	$20.17
Class C:
Net assets, at value	$57,342,996
Shares outstanding	3,074,845
Net asset value and maximum offering price per share[a]	$18.65
Class R:
Net assets, at value	$429,840
Shares outstanding	22,727
Net asset value and maximum offering price per share	$18.91
Class R6:
Net assets, at value	$174,241,088
Shares outstanding	9,106,740
Net asset value and maximum offering price per share	$19.13
Advisor Class:
Net assets, at value	$1,058,827,890
Shares outstanding	55,396,760
Net asset value and maximum offering price per share	$19.11

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
22 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2014 (unaudited)

Templeton Frontier Markets Fund

Investment income:
Dividends (net of foreign taxes of $3,202,175)	$37,998,858
Expenses:
Management fees (Note 3a)	11,136,672
Distribution fees: (Note 3c)
Class A	309,285
Class C	300,476
Class R	1,033
Transfer agent fees: (Note 3e)
Class A	169,976
Class C	40,059
Class R	274
Class R6	335
Advisor Class	708,574
Custodian fees (Note 4)	953,905
Reports to shareholders	45,286
Registration and filing fees	90,141
Professional fees	31,946
Trustees’ fees and expenses	33,057
Other	17,585
Total expenses	13,838,604
Expenses waived/paid by affiliates (Note 3f)	(24,267)
Net expenses	13,814,337
Net investment income	24,184,521
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	48,816,441
Foreign currency transactions	(1,251,982)
Net realized gain (loss)	47,564,459
Net change in unrealized appreciation (depreciation) on:
Investments	6,375,492
Translation of other assets and liabilities denominated in foreign currencies	(38,251)
Change in deferred taxes on unrealized appreciation	(1,052,022)
Net change in unrealized appreciation (depreciation)	5,285,219
Net realized and unrealized gain (loss)	52,849,678
Net increase (decrease) in net assets resulting from operations	$77,034,199

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Frontier Markets Fund

	Six Months Ended
	September 30, 2014	Year Ended
	(unaudited)	March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$24,184,521	$33,819,209
Net realized gain (loss) from investments and foreign currency transactions	47,564,459	15,879,605
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	5,285,219	81,860,251
Net increase (decrease) in net assets resulting from operations	77,034,199	131,559,065
Distributions to shareholders from:
Net investment income:
Class A	—	(4,122,497)
Class C	—	(701,621)
Class R	—	(6,080)
Class R6	—	(3,236,138)
Advisor Class	—	(20,410,605)
Net realized gains:
Class A	—	(1,897,816)
Class C	—	(484,000)
Class R	—	(3,146)
Class R6	—	(1,255,968)
Advisor Class	—	(8,240,863)
Total distributions to shareholders	—	(40,358,734)
Capital share transactions: (Note 2)
Class A	(27,952,241)	36,316,012
Class C	(5,605,768)	12,564,229
Class R	22,766	56,125
Class R6	4,314,098	152,409,912
Advisor Class	(30,947,623)	127,038,253
Total capital share transactions	(60,168,768)	328,384,531
Net increase (decrease) in net assets	16,865,431	419,584,862
Net assets:
Beginning of period	1,507,303,662	1,087,718,800
End of period	$1,524,169,093	$1,507,303,662
Undistributed net investment income included in net assets:
End of period	$34,344,074	$10,159,553

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Frontier Markets Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market June 28, 2013.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

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Semiannual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

26 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2014		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,394,789	$26,180,135	5,904,750	$102,531,133
Shares issued in reinvestment of distributions	—	—	303,551	5,333,457
Shares redeemed	(2,834,975)	(54,132,376)	(4,141,259)	(71,548,578)
Net increase (decrease)	(1,440,186)	$(27,952,241)	2,067,042	$36,316,012
Class C Shares:
Shares sold	155,650	$2,903,612	1,267,677	$21,531,641
Shares issued in reinvestment of distributions	—	—	61,869	1,072,780
Shares redeemed	(457,508)	(8,509,380)	(591,028)	(10,040,192)
Net increase (decrease)	(301,858)	$(5,605,768)	738,518	$12,564,229
Class R Shares:
Shares sold	1,267	$23,951	4,491	$76,653
Shares issued in reinvestment of distributions	—	—	527	9,226
Shares redeemed	(63)	(1,185)	(1,682)	(29,754)
Net increase (decrease)	1,204	$22,766	3,336	$56,125

franklintempleton.com			Semiannual Report	| 27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

2. Shares of Beneficial Interest (continued)
	Six Months Ended		Year Ended
	September 30, 2014		March 31, 2014[a]
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold[b]	430,416	$8,231,903	9,623,007	$165,495,732
Shares issued in reinvestment of distributions	—	—	254,799	4,492,106
Shares redeemed	(203,819)	(3,917,805)	(997,663)	(17,577,926)
Net increase (decrease)	226,597	$4,314,098	8,880,143	$152,409,912
Advisor Class Shares:
Shares sold	4,776,439	$91,635,688	28,002,305	$487,218,882
Shares issued in reinvestment of distributions	—	—	1,091,378	19,240,962
Shares redeemed[b]	(6,437,608)	(122,583,311)	(21,782,987)	(379,421,591)
Net increase (decrease)	(1,661,169)	$(30,947,623)	7,310,696	$127,038,253

[a]For the period May 1, 2013 (effective date) to March 31, 2014, for Class R6.
[b]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

28 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$8,710
CDSC retained	$3,566

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2014, the Fund paid transfer agent fees of $919,218, of which $320,128 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.80%, and Class R6 does not exceed 1.66% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014. Effective May 1, 2014, the contractual fee waiver was eliminated. There were no expenses waived during the period ended September 30, 2014.

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Semiannual Report | 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements (continued)

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2015. There were no Class R6 transfer agent fees waived during the period ended September 30, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2014, the Fund deferred post-October capital losses of $10,096,471.

At September 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,333,914,982

Unrealized appreciation	$297,252,480
Unrealized depreciation	(104,205,791)
Net unrealized appreciation (depreciation)	$193,046,689

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2014, aggregated $215,817,493 and $262,311,374, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

30 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended September 30, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Kuwait	$76,446,928	$—	$5,232,681	$81,679,609
All Other Equity Investments[b]	1,223,123,625	—	—	1,223,123,625
Participatory Notes	—	156,132,365	—	156,132,365
Short Term Investments	66,026,072	—	—	66,026,072
Total Investments in Securities	$1,365,596,625	$156,132,365	$5,232,681	$1,526,961,671

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

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Semiannual Report | 31

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

32 | Semiannual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Frontier Markets Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	096 S 11/14

Semiannual Report and Shareholder Letter

September 30, 2014

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Global Balanced Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	40
Notes to Financial Statements	44
Shareholder Information	57

Semiannual Report

Templeton Global Balanced Fund

This semiannual report for Templeton Global Balanced Fund covers the period ended September 30, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -0.79% cumulative total return. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Barclays Multiverse Index, posted a +1.08% cumulative total return for the same period.1,2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets continued to grow. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Several emerging market central banks cut interest rates to boost economic growth, while several others raised rates to control inflation and currency depreciation.

U.S. economic growth trends were generally encouraging during the period. Economic activity rebounded strongly in the second quarter of 2014, after a weather-related contraction in the first quarter, with growth mainly driven by an expanding manufacturing sector and increased personal consumption, business inventory investment and exports. The U.S. Federal Reserve Board (Fed) continued to reduce its asset purchases during the six months under review based on its view that underlying economic strength could support improvement in labor market conditions. In September 2014, the Fed indicated it planned to maintain its near-zero interest-rate policy for “a considerable time” after its bond-buying program likely ends in October. The Fed also noted that inflation remained

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of income and distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Barclays Multiverse Index and is rebalanced monthly. For the six months ended
9/30/14, the MSCI ACWI posted a +2.92% total return and the Barclays Multiverse Index posted a -0.75% total return.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 21.

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TEMPLETON GLOBAL BALANCED FUND

below its unofficial 2.0% target. Fed actions to normalize monetary policy remained dependent on economic performance, and the Fed lowered its U.S. economic growth projections in September.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, U.K. gross domestic product expanded at pre-crisis levels. Although out of recession, the eurozone experienced deflationary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank (ECB) reduced its main interest rate and for the first time set a negative deposit rate; the ECB reduced both rates again in September. In Japan, several economic indicators remained sluggish after consumption and investments plunged in the second quarter following a sales tax increase in April. The Bank of Japan (BOJ) kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges due to the sales tax increase. In September, the BOJ reduced a short-term interest rate below zero in an effort to fight deflation.

In several emerging markets, including China, economic growth stabilized in the second quarter. Emerging market equities generally rose for the six-month period, despite headwinds such as soft domestic demand, weak exports, the possibility that U.S. interest rates would rise sooner than expected and geopolitical tensions in certain regions. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, South Africa and Russia, to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks, including those of Turkey, Chile, Mexico and South Korea, lowered interest rates to promote economic growth.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Oil and gold prices remained volatile and ended lower for the six-month period. The U.S. dollar appreciated against most currencies.

Global fixed income markets appeared to take ongoing geopolitical events in stride, despite escalating tensions between Russia and Ukraine and Argentina’s sovereign bond default in late July. In September, yields shifted higher in several bond markets across the Americas and Asia ex-Japan, as well as in select markets in Europe. In the credit sector, uncertainty

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

around the pace and timing of potential U.S. interest rate hikes combined with a less supportive technical environment to contribute to volatility in the third quarter. The 10-year U.S. Treasury yield fell from 2.73% at the beginning of the period and reached its lowest level of 2014 in August before ending the period at 2.52%.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a

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bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forward contracts, and currency and currency index futures contracts, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

We maintained the Fund’s asset allocation at roughly 70%/30% in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. As stocks consolidated bull market gains and performance trends continued to diverge following a period of unusually high correlations, we believed the practice of bottom-up, fundamental security analysis could become increasingly helpful in identifying the best long-term opportunities. A long-term outlook may also prove valuable as the prevailing focus on short-term factors seemed to us to have left underscrutinized long-term opportunities. Ultimately, we believe the process of value recognition can take time when stocks trade on negative sentiment or near-term prospects. As we have written in the past, setbacks are to be expected and fortitude is required for practitioners of our approach. However, for the patient, disciplined investor, we believe this investment strategy is well suited to long-term capital preservation and appreciation.

Equity

Global equities advanced during the review period as investors weighed continued policy support and generally strong corporate earnings against rising geopolitical turmoil and mixed global economic data. In general, defensive sectors led market performance, while economically sensitive and consumer-driven sectors lagged. Regional market trends also influenced stocks to an unusual degree during the period, with North American equities benefiting from a strengthening U.S. economic recovery, emerging market stocks delivering disparate returns consistent with their unique circumstances, and European stocks notably lagging amid escalating economic and geopolitical uncertainty. The equity portion of the Fund trailed its benchmark MSCI ACWI. In this environment, underperfor-mance was primarily attributable to the Fund’s overweighted holdings in Europe, primarily in out-of-favor cyclical sectors like energy and industrials.

As global industry experts, we normally begin any performance review with a discussion of sector trends. However, given the significant impact of geographical allocation on performance during this review period, we will instead begin with regional comments specifically addressing our overweighting in Europe. In our opinion, few of the major critiques about equities as an asset class — lofty valuations, unsustainable profit margins, concerns about stimulus withdrawal — are relevant to Europe. Beginning with valuation, relative to their U.S. counterparts, European companies were more than one standard deviation cheaper than normal on price-to-book and cyclically adjusted price-to-earnings ratios. In fact, nine of the 10 cheapest equity markets in the world on cyclically adjusted long-term earnings were in Europe. Europe also traded well below the U.S. on other technical measures. Of particular concern for income-oriented investors, the dividend yield on European equities stood near an all-time high relative to benchmark sovereign yields and corporate bond yields. Looking at corporate profits, Europe’s share of global earnings in the MSCI World Index was at a 28-year low. Finally, having initially stabilized markets with words more than actions, the ECB began advancing a host of aggressive policy measures, while reform momentum in

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Top Five Equity Holdings
9/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp., ord. & ELN	1.7%
Software, U.S.
Samsung Electronics Co. Ltd.	1.2%
Technology Hardware, Storage & Peripherals, South Korea
Foot Locker Inc.	1.2%
Specialty Retail, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.1%
Pharmaceuticals, Israel
Total SA, B	1.1%
Oil, Gas & Consumable Fuels, France

the key economies of France and Italy appeared to be building. Overall, the economic stagnation that negatively impacted our cyclical holdings in Europe could improve as a weaker euro, stronger global growth trends, recapitalized eurozone banks, improved regulatory clarity, greater policy stimulus and continued reform progress may eventually revive confidence and credit demand. For patient, value-oriented investors with a long-term horizon, the region remained rife with opportunity, in our analysis.

Turning to sectors, relative underperformance during the period stemmed primarily from isolated, stock-specific weakness, most of which was attributable to circumstances that we believed were transitory, cyclical or resulting from outside factors. For example, although the industrials sector overall was a major laggard in our equity portfolio, only one industrials stock finished among the bottom 10 detractors.3 Shares of German airline Deutsche Lufthansa declined after the firm reported a drop in quarterly earnings and predicted that overcapacity and intense competition could cause continued headwinds. The stock has delivered solid gains over the past couple of years and was no longer an outright bargain based on our long-term estimates. However, we believed additional upside potential remained as current valuations seemed to reflect excessive pessimism about short-term issues and the longer term ability of Lufthansa to manage structural industry challenges through sensible strategic initiatives.

Stock-specific weakness among the Fund’s overweighted energy holdings also detracted.4 Shares of Dutch oilfield surveyor Fugro declined after the firm issued a profit warning and wrote down the value of impaired assets. At these levels, we believed shares were oversold as a result of company-specific disappointments and deteriorating industry conditions. In our opinion, new management is improving communications and near-term head-winds should abate, which we think could create a more favorable exit point for us. U.K. oilfield services firm Noble also declined as falling oil prices, intense competition and weak capital expenditure (capex) trends among multinational integrated oil companies (oil majors) put downward pressure on rig rates and negatively impacted Noble’s near-term operating outlook at a time when the company was bringing significant supply online. However, the stock remained attractive to us over our long-term horizon, with valuations close to trough levels (below tangible book value) and a 5% dividend yield that seemed well supported by double-digit cash flow yields. Overall, energy remained one of the cheapest sectors globally. We continued to find what we considered compelling opportunities among oil majors that have refocused on shareholder returns and production growth after a period of sustained capex as well as oil services firms with the technology and expertise to extract hydrocarbons from increasingly challenging locations.

The Fund’s stock selection in health care and consumer staples also hurt relative performance.5 Within the health care sector, shares of Danish biotechnology firm H. Lundbeck declined after the company reported weaker-than-expected earnings and disappointing results from the late-stage trial of a promising stroke drug. Yet, Lundbeck has had a number of clinical successes and approvals over the past year that have helped deepen the company’s pipeline, and management continued to execute on its strategic vision. We believed the stock remained significantly undervalued given Lundbeck’s stable outlook, rising cash flows and dividends, and favorable long-term growth prospects. More broadly in the health care sector, merger and acquisition activity accelerated in the aftermath of an industry-wide patent cliff, and we have been realizing success among traditional pharmaceuticals firms that have cut costs and improved research and development productivity as well as among cash-generative biotechnology companies with what we considered undervalued pipelines. In the latter group, U.S.-based Gilead Sciences (held through an equity-linked note) and Belgium-based UCB finished in the Fund’s top 10 contributors.

3. The industrials sector comprises air freight and logistics, airlines, building products, commercial services and supplies, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the equity section of the SOI.
4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the equity section of the SOI.
5. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the equity section of the SOI. The consumer staples sector comprises beverages and food and staples retailing in the equity section of the SOI.

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Within the consumer staples sector, U.K. grocer Tesco declined after announcing an accounting issue that brought earnings into question. At these levels, Tesco looked cheap to us relative to its asset base even taking into account reduced revenues and earnings. We will closely monitor the situation and our exposure, but we viewed the market’s reaction as an opportunity for those with the patience to allow new management to assess and set a new strategy for the company.

Among outperforming sectors, we were encouraged by the strength of our financials holdings, which was primarily attributable to Asian banks.6 Shares of Indian lender LIC Housing Finance rallied as a new central bank governor introduced measures to curb inflation by raising rates and improving liquidity in the Indian banking system. We expect to see net interest margins — and consequently, bank profits — increase as growth accelerates and inflation falls in India, and we believe LIC Housing Finance could be a long-term beneficiary of higher property prices and improved consumer confidence as the economic cycle progresses. Thai lender Bangkok Bank also finished among the Fund’s top 10 contributors. The bank’s share price rose to its highest level in more than a year after it announced generally strong operating results. Furthermore, the bank benefited from improved sentiment following a military coup with positive short-term economic implications for Thailand. Asian stocks generally outperformed those of other regions during the period, buoyed by our stock picking and overweighted allocations to India and China. As global growth expectations declined, we continued to find a number of con-trarian bargains in China and depressed Asian markets; thus, our overall allocation to the region increased during the reporting period.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2014, the U.S. dollar rose in value relative to most currencies. As a result, performance of the Fund’s equity portion was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Top Five Fixed Income Holdings*
9/30/14
% of Total
Issue/Issuer	Net Assets
Government of Mexico	3.6%
Government of Hungary	3.4%
Government of Sri Lanka	2.2%
Government of Malaysia	1.9%
Government of Ukraine	1.7%
*Excludes short-term investments.

Fixed Income

Our fixed income strategy remained focused on positioning the portfolio to minimize the adverse effects of potentially rising interest rates. Consequently, we continued to position defensively with respect to duration and actively sought opportunities that offered the potential to earn positive real yields while avoiding undue interest rate risk. The Fund maintained little overall duration exposure in emerging markets, but maintained select exposures in countries where higher rates and healthier fiscal and monetary policy fundamentals prevailed. Overweighted duration exposures in Latin America contributed to relative and absolute performance during the period. Select duration exposures in Europe contributed to absolute return during the period, while a mixture of underweighted and overweighted duration exposures in Europe had a largely neutral effect on relative return.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower dura-
tion can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

The Fund’s currency positions had a largely neutral effect on absolute performance but contributed to relative results during the period. As part of the Fund’s investment strategy, we use currency forward contracts to limit or add exposures to various currencies, sometimes resulting in net-negative positions (such as in the Japanese yen and the euro). The U.S. dollar was broadly stronger during the period and gained 5.87% against the currencies of major U.S. trading partners.7

6. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the equity section of the SOI.
7. Source: Federal Reserve H.10 Report.

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TEMPLETON GLOBAL BALANCED FUND

In Asia, the Japanese yen depreciated 6.12% against the U.S. dollar during the period, and the Fund’s negative exposure to the yen was a major contributor to absolute and relative performance. Elsewhere, central banks in the Philippines and Malaysia increased policy rates during the period while the Bank of Korea decreased its interest rate. Rates remained unchanged in Indonesia, India and Sri Lanka. With few exceptions, Asian currencies generally depreciated against the U.S. dollar during the period. The Indonesian rupiah depreciated 6.77%, the Indian rupee fell 3.30%, the Malaysian ringgit lost 0.46%, and the Philippine peso shed 0.07%.8 Conversely, the South Korean won appreciated 0.87% and the Sri Lankan rupee gained 0.21%.8 Overall, the Fund’s currency positions in the region had a largely neutral effect on performance during the period.

In Europe, the euro depreciated 8.34% against the U.S. dollar during the period.8 The Fund’s negative position in the euro contributed to absolute and relative performance during the period. The Fund also held exposures to peripheral European currencies against the euro during the period, which had a largely neutral effect on absolute and relative returns. The Serbian dinar depreciated 2.96%, the Hungarian forint declined 1.03%, and the Polish zloty fell 0.29% against the euro.8

In the Americas, central banks in Chile and Mexico cut their policy rates, while Brazil raised its rate. Currencies across Latin America generally depreciated against the U.S. dollar. The Uruguayan peso depreciated 8.83%, the Chilean peso fell 7.81%, the Brazilian real declined 7.88%, and the Mexican peso lost 2.84% against the U.S. dollar.8 Overall, currency positions in Latin America detracted from performance during the period.

In addition to holding global government bonds, the Fund also was invested in the credit sector. As an asset class, such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European government bonds. The Fund’s credit exposures detracted from absolute and relative performance during the period, primarily due to holdings of high yield corporate bonds.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. Source: FactSet.

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Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/14	3/31/14		Change
A (TAGBX)	$3.23	$3.30	-$	0.07
A1 (TINCX)	$3.23	$3.30	-$	0.07
C (FCGBX)	$3.21	$3.28	-$	0.07
C1 (TCINX)	$3.23	$3.29	-$	0.06
R (n/a)	$3.24	$3.30	-$	0.06
R6 (n/a)	$3.24	$3.30	-$	0.06
Advisor (TZINX)	$3.24	$3.31	-$	0.07

Distributions (4/1/14–9/30/14)
Dividend
Share Class	Income
A	$0.0450
A1	$0.0447
C	$0.0335
C1	$0.0379
R	$0.0405
R6	$0.0506
Advisor	$0.0491

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TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 9/30/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include current maximum sales charges. Class A: 5.75% maximum initial sales charge; Class A1: 4.25% maximum initial sales charge; Class C/C1: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

						Total Annual Operating Expenses[5]
		Cumulative		Average Annual	Value of $10,000
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A6						1.13%	1.14%
6-Month		-0.79%		-6.46%	$9,354
1-Year	+	7.38%	+	1.16%	$10,116
5-Year	+	53.59%	+	7.71%	$14,499
Since Inception (7/1/05)	+	97.99%	+	6.99%	$18,679
A1						1.13%	1.14%
6-Month		-0.81%		-5.12%	$9,488
1-Year	+	7.34%	+	2.69%	$10,269
5-Year	+	53.36%	+	8.01%	$14,697
Since Inception (7/1/05)	+	97.70%	+	7.15%	$18,937
C						1.88%	1.89%
6-Month		-1.14%		-2.12%	$9,788
1-Year	+	6.37%	+	5.37%	$10,537
3-Year	+	46.04%	+	13.46%	$14,604
Since Inception (7/1/11)	+	22.27%	+	6.38%	$12,227
C1						1.53%	1.54%
6-Month		-0.70%		-1.68%	$9,832
1-Year	+	6.92%	+	5.92%	$10,592
5-Year	+	50.33%	+	8.49%	$15,033
Since Inception (7/1/05)	+	90.97%	+	7.24%	$19,097
R						1.38%	1.39%
6-Month		-0.62%		-0.62%	$9,938
1-Year	+	7.42%	+	7.42%	$10,742
5-Year	+	51.29%	+	8.63%	$15,129
Since Inception (7/1/05)	+	93.67%	+	7.41%	$19,367
R6						0.78%	2.32%
6-Month		-0.32%		-0.32%	$9,968
1-Year	+	7.71%	+	7.71%	$10,771
Since Inception (5/1/13)	+	11.96%	+	8.30%	$11,196
Advisor						0.88%	0.89%
6-Month		-0.67%		-0.67%	$9,933
1-Year	+	7.60%	+	7.60%	$10,760
5-Year	+	55.12%	+	9.18%	$15,512
Since Inception (7/1/05)	+	102.60%	+	7.93%	$20,260

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PERFORMANCE SUMMARY

Performance as of 9/30/14[1] (continued)
		30 Day Standardized Yield[8]
	Distribution
Share Class	Rate[7]	(with waiver)	(without waiver)
A	2.53%	2.23%	2.23%
A1	2.56%	2.26%	2.26%
C	1.99%	1.60%	1.60%
C1	2.25%	1.96%	1.95%
R	2.40%	2.10%	2.10%
R6	3.04%	2.70%	2.70%
Advisor	2.95%	2.63%	2.63%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A:	The Fund began offering a new Class A share on 9/27/11. Beginning 7/1/11, the Fund’s existing Class A shares (renamed Class A1 on 9/27/11) were available to new investors with a maximum initial sales charge of 5.75%. Prior to 7/1/11, the Fund offered Class A shares with a lower maximum initial sales charge.

Class A1
(formerly Class A):	Effective 9/27/11, Class A shares were renamed Class A1. This share class is only available for shareholders who purchased prior to 7/1/11. A new
Class A share is available for investors with an initial purchase date on or after 7/1/11.

Class C:	The Fund began offering a new Class C share on 7/1/11. Prior to that date, the Fund offered a Class C share (renamed Class C1) with lower Rule 12b-1 expenses. These shares have higher annual fees and expenses than Class A shares.

Class C1
(formerly Class C):	Effective 7/1/11, Class C closed to new investors and was renamed Class C1. These shares have higher annual fees and expenses than Class A shares.
A new Class C share is now available.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.
7. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Classes C, C1, R, R6 and
Advisor) per share on 9/30/14.
8. The 30-day standardized yield for the 30 days ended 9/30/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

franklintempleton.com Semiannual Report | 11

TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/14	Value 9/30/14	Period* 4/1/14–9/30/14
A
Actual	$1,000	$992.10	$5.39
Hypothetical (5% return before expenses)	$1,000	$1,019.65	$5.47
A1
Actual	$1,000	$991.90	$5.39
Hypothetical (5% return before expenses)	$1,000	$1,019.65	$5.47
C
Actual	$1,000	$988.60	$8.87
Hypothetical (5% return before expenses)	$1,000	$1,016.14	$9.00
C1
Actual	$1,000	$993.00	$7.39
Hypothetical (5% return before expenses)	$1,000	$1,017.65	$7.49
R
Actual	$1,000	$993.80	$6.65
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.73
R6
Actual	$1,000	$996.80	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.36	$3.75
Advisor
Actual	$1,000	$993.30	$4.15
Hypothetical (5% return before expenses)	$1,000	$1,020.91	$4.20

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.08%; A1: 1.08%; C: 1.78%; C1: 1.48%; R: 1.33%; R6: 0.74%; and Advisor: 0.83%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 13

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Global Balanced Fund
	Six Months Ended
	September 30, 2014	Year Ended March 31,
	(unaudited)	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.30	$2.94	$2.80	$2.50
Income from investment operations[b]:
Net investment income[c]	0.05	0.09 [d]	0.07	0.04
Net realized and unrealized gains (losses)	(0.07)	0.35	0.23	0.33
Total from investment operations	(0.02)	0.44	0.30	0.37
Less distributions from net investment income	(0.05)	(0.08)	(0.16)	(0.07)
Net asset value, end of period	$3.23	$3.30	$2.94	$2.80

Total return[e]	(0.79)%	15.06%	11.31%	14.99%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.08%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.08%[g,h]	1.12%[h]	1.20%	1.20%
Net investment income	3.07%	2.76%[d]	2.84%	3.27%

Supplemental data
Net assets, end of period (000’s)	$1,147,157	$1,055,121	$238,319	$72,962
Portfolio turnover rate	6.58%	13.33%	30.44%	19.02%

aFor the period September 27, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.30	$2.94	$2.79	$2.89	$2.67	$2.01
Income from investment operations[a]:
Net investment income[b]	0.05	0.09 [c]	0.08	0.09	0.09	0.09
Net realized and unrealized gains (losses)	(0.08)	0.34	0.23	(0.08)	0.23	0.63
Total from investment operations	(0.03)	0.43	0.31	0.01	0.32	0.72
Less distributions from net investment income	(0.04)	(0.07)	(0.16)	(0.11)	(0.10)	(0.06)
Net asset value, end of period	$3.23	$3.30	$2.94	$2.79	$2.89	$2.67

Total return[d]	(0.81)%	14.98%	11.67%	0.78%	12.12%	36.26%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	1.08%	1.13%	1.21%	1.24%	1.22%	1.20%
Expenses net of waiver and payments
by affiliates	1.08%[f,g]	1.12%[g]	1.20%	1.20%	1.20%	1.20%[g]
Net investment income	3.07%	2.76%[c]	2.84%	3.27%	3.48%	3.71%

Supplemental data
Net assets, end of period (000’s)	$501,521	$538,901	$533,538	$572,179	$676,975	$628,771
Portfolio turnover rate	6.58%	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2014	Year Ended March 31,
	(unaudited)	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.28	$2.93	$2.79	$2.94
Income from investment operations[b]:
Net investment income[c]	0.04	0.06 [d]	0.05	0.04
Net realized and unrealized gains (losses)	(0.08)	0.35	0.23	(0.11)
Total from investment operations	(0.04)	0.41	0.28	(0.07)
Less distributions from net investment income	(0.03)	(0.06)	(0.14)	(0.08)
Net asset value, end of period	$3.21	$3.28	$2.93	$2.79

Total return[e]	(1.14)%	14.11%	10.66%	(2.05)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.78%	1.88%	1.96%	1.99%
Expenses net of waiver and payments by affiliates	1.78%[g,h]	1.87%[h]	1.95%	1.95%
Net investment income	2.37%	2.01%[d]	2.09%	2.52%

Supplemental data
Net assets, end of period (000’s)	$537,638	$480,700	$88,988	$18,703
Portfolio turnover rate	6.58%	13.33%	30.44%	19.02%

aFor the period July 1, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.29	$2.93	$2.79	$2.89	$2.67	$2.01
Income from investment operations[a]:
Net investment income[b]	0.05	0.07 [c]	0.07	0.08	0.08	0.08
Net realized and unrealized gains (losses)	(0.07)	0.35	0.22	(0.08)	0.22	0.63
Total from investment operations	(0.02)	0.42	0.29	—	0.30	0.71
Less distributions from net investment income	(0.04)	(0.06)	(0.15)	(0.10)	(0.08)	(0.05)
Net asset value, end of period	$3.23	$3.29	$2.93	$2.79	$2.89	$2.67

Total return[d]	(0.70)%	14.57%	10.86%	0.36%	11.67%	35.75%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	1.48%	1.53%	1.61%	1.64%	1.62%	1.60%
Expenses net of waiver and payments
by affiliates	1.48%[f,g]	1.52%[g]	1.60%	1.60%	1.60%	1.60%[g]
Net investment income	2.67%	2.36%[c]	2.44%	2.87%	3.08%	3.31%

Supplemental data
Net assets, end of period (000’s)	$317,394	$341,690	$322,243	$342,091	$390,187	$383,760
Portfolio turnover rate	6.58%	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.30	$2.94	$2.80	$2.90	$2.68	$2.01
Income from investment operations[a]:
Net investment income[b]	0.05	0.08 [c]	0.07	0.08	0.09	0.08
Net realized and unrealized gains (losses)	(0.07)	0.35	0.22	(0.07)	0.22	0.65
Total from investment operations	(0.02)	0.43	0.29	0.01	0.31	0.73
Less distributions from net investment income	(0.04)	(0.07)	(0.15)	(0.11)	(0.09)	(0.06)
Net asset value, end of period	$3.24	$3.30	$2.94	$2.80	$2.90	$2.68

Total return[d]	(0.62)%	14.70%	10.99%	0.52%	11.80%	36.47%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	1.33%	1.38%	1.46%	1.49%	1.47%	1.45%
Expenses net of waiver and payments
by affiliates	1.33%[f,g]	1.37%[g]	1.45%	1.45%	1.45%	1.45%[g]
Net investment income	2.82%	2.51%[c]	2.59%	3.02%	3.23%	3.46%

Supplemental data
Net assets, end of period (000’s)	$5,470	$5,757	$3,864	$3,426	$2,288	$2,199
Portfolio turnover rate	6.58%	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended	Period Ended
	September 30, 2014	March 31,
	(unaudited)	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.30	$3.02
Income from investment operations[b]:
Net investment income[c]	0.04	0.09 [d]
Net realized and unrealized gains (losses)	(0.05)	0.28
Total from investment operations	(0.01)	0.37
Less distributions from net investment income	(0.05)	(0.09)
Net asset value, end of period	$3.24	$3.30

Total return[e]	(0.32)%	12.32%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.35%	2.31%
Expenses net of waiver and payments by affiliates[g]	0.74%	0.77%
Net investment income	3.41%	3.11%[d]

Supplemental data
Net assets, end of period (000’s)	$93	$5
Portfolio turnover rate	6.58%	13.33%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.31	$2.95	$2.80	$2.90	$2.68	$2.02
Income from investment operations[a]:
Net investment income[b]	0.06	0.09 [c]	0.08	0.10	0.10	0.09
Net realized and unrealized gains (losses)	(0.08)	0.35	0.24	(0.08)	0.22	0.64
Total from investment operations	(0.02)	0.44	0.32	0.02	0.32	0.73
Less distributions from net investment income	(0.05)	(0.08)	(0.17)	(0.12)	(0.10)	(0.07)
Net asset value, end of period	$3.24	$3.31	$2.95	$2.80	$2.90	$2.68

Total return[d]	(0.67)%	15.23%	11.92%	1.04%	12.36%	36.40%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	0.83%	0.88%	0.96%	0.99%	0.97%	0.95%
Expenses net of waiver and payments
by affiliates	0.83%[f,g]	0.87%[g]	0.95%	0.95%	0.95%	0.95%[g]
Net investment income	3.32%	3.01%[c]	3.09%	3.52%	3.73%	3.96%

Supplemental data
Net assets, end of period (000’s)	$495,821	$421,583	$146,013	$100,800	$75,652	$51,968
Portfolio turnover rate	6.58%	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2014 (unaudited)

Templeton Global Balanced Fund
	Industry	Shares	Value
Common Stocks 66.5%
Austria 0.2%
UNIQA Insurance Group AG	Insurance	277,980	$3,180,612
[a]UNIQA Insurance Group AG, 144A	Insurance	350,000	4,004,656
			7,185,268
Belgium 1.1%
UCB SA	Pharmaceuticals	357,990	32,497,350
Brazil 0.2%
Centrais Eletricas Brasileiras SA	Electric Utilities	2,578,600	6,911,385
Canada 0.4%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	1,256,500	10,874,853
China 2.7%
China Mobile Ltd.	Wireless Telecommunication Services	983,000	11,349,636
Digital China Holdings Ltd.	Electronic Equipment, Instruments &
	Components	8,948,000	7,997,671
Haier Electronics Group Co. Ltd.	Household Durables	9,580,000	25,231,144
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	5,765,200	14,122,221
Travelsky Technology Ltd., H	IT Services	21,486,600	23,189,417
			81,890,089
Denmark 0.7%
H. Lundbeck AS	Pharmaceuticals	925,720	20,669,283
France 6.5%
AXA SA	Insurance	1,158,260	28,538,577
BNP Paribas SA	Banks	441,920	29,311,453
Cie Generale des Etablissements Michelin, B	Auto Components	174,784	16,484,469
Compagnie de Saint-Gobain	Building Products	397,507	18,190,391
GDF Suez	Multi-Utilities	260,970	6,545,439
Ipsen SA	Pharmaceuticals	173,070	8,511,120
Sanofi	Pharmaceuticals	234,950	26,574,097
SEB SA	Household Durables	143,880	10,851,486
Technip SA	Energy Equipment & Services	209,930	17,659,684
Total SA, B	Oil, Gas & Consumable Fuels	508,790	33,059,245
			195,725,961
Germany 3.9%
Bayer AG	Pharmaceuticals	157,350	22,037,751
Deutsche Boerse AG	Diversified Financial Services	252,120	16,980,398
Deutsche Lufthansa AG	Airlines	768,570	12,137,692
HeidelbergCement AG	Construction Materials	173,160	11,441,535
Metro AG	Food & Staples Retailing	342,670	11,286,328
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	80,320	15,879,826
SAP SE	Software	132,070	9,523,778
Siemens AG	Industrial Conglomerates	156,850	18,693,364
			117,980,672
Hong Kong 1.5%
AIA Group Ltd.	Insurance	3,921,600	20,278,086
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	406,000	6,682,439
Hutchison Whampoa Ltd.	Industrial Conglomerates	1,078,000	13,050,427
Techtronic Industries Co. Ltd.	Household Durables	1,741,000	5,044,980
			45,055,932

franklintempleton.com		Semiannual Report | 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
India 1.9%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	970,364	$16,490,235
ICICI Bank Ltd.	Banks	480,702	11,138,643
LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	5,523,565	29,013,430
			56,642,308
Ireland 0.5%
CRH PLC	Construction Materials	691,142	15,807,191
Israel 1.1%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	635,797	34,174,089
Italy 1.8%
Eni SpA	Oil, Gas & Consumable Fuels	1,004,000	23,926,248
[b]Saipem SpA	Energy Equipment & Services	405,934	8,633,094
UniCredit SpA	Banks	2,747,850	21,723,827
			54,283,169
Japan 3.5%
CANON Inc.	Technology Hardware, Storage & Peripherals	536,300	17,462,579
ITOCHU Corp.	Trading Companies & Distributors	1,515,800	18,523,296
Nissan Motor Co. Ltd.	Automobiles	3,196,300	31,159,954
Suntory Beverage & Food Ltd.	Beverages	513,800	18,227,003
Toyota Motor Corp.	Automobiles	329,700	19,432,320
			104,805,152
Netherlands 2.7%
Akzo Nobel NV	Chemicals	394,214	27,008,519
Fugro NV, IDR	Energy Equipment & Services	333,735	10,100,623
[b]ING Groep NV, IDR	Banks	1,491,130	21,298,406
[a,b]NN Group NV, 144A	Insurance	281,800	8,176,463
[b]QIAGEN NV	Life Sciences Tools & Services	482,450	10,985,429
TNT Express NV	Air Freight & Logistics	507,665	3,214,626
			80,784,066
Portugal 1.2%
CTT-Correios de Portugal SA	Air Freight & Logistics	697,410	6,777,441
[a]CTT-Correios de Portugal SA, 144A	Air Freight & Logistics	968,800	9,414,814
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,175,230	19,101,629
			35,293,884
Russia 1.1%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	1,189,908	22,191,784
Mobile TeleSystems, ADR	Wireless Telecommunication Services	610,983	9,128,086
			31,319,870
Singapore 1.8%
Jardine Cycle & Carriage Ltd.	Distributors	761,000	25,598,330
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	4,191,999	12,487,435
United Overseas Bank Ltd.	Banks	894,000	15,698,350
			53,784,115
South Korea 2.3%
Hyundai Mobis	Auto Components	21,460	5,227,945
KB Financial Group Inc.	Banks	313,845	11,468,529

22 | Semiannual Report			franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
South Korea (continued)
POSCO	Metals & Mining	44,796	$13,948,989
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	33,112	37,162,527
			67,807,990
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	1,694,590	26,226,898
Sweden 0.5%
Getinge AB, B	Health Care Equipment & Supplies	558,880	14,101,516
Switzerland 3.2%
[b]ABB Ltd.	Electrical Equipment	814,710	18,331,295
Credit Suisse Group AG	Capital Markets	940,246	26,070,614
Novartis AG	Pharmaceuticals	202,820	19,152,803
Roche Holding AG	Pharmaceuticals	72,740	21,570,936
Tecan Group AG	Life Sciences Tools & Services	45,380	4,777,342
Vontobel Holding AG	Capital Markets	204,817	7,434,043
			97,337,033
Taiwan 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,162,384	8,530,114
Thailand 0.7%
Bangkok Bank PCL, fgn.	Banks	3,384,600	21,913,550
Turkmenistan 0.3%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	939,050	9,081,604
United Kingdom 5.6%
Aviva PLC	Insurance	3,403,920	28,890,790
[b]CEVA Holdings LLC	Air Freight & Logistics	247	271,381
GlaxoSmithKline PLC	Pharmaceuticals	715,913	16,400,829
HSBC Holdings PLC	Banks	2,019,037	20,698,337
Kingfisher PLC	Specialty Retail	3,378,502	17,741,834
Marks & Spencer Group PLC	Multiline Retail	4,330,650	28,408,110
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	309,969	12,247,210
Serco Group PLC	Commercial Services & Supplies	1,320,741	6,126,309
Standard Chartered PLC	Banks	695,210	12,855,077
Tesco PLC	Food & Staples Retailing	4,283,771	12,932,107
Vodafone Group PLC	Wireless Telecommunication Services	3,361,975	11,141,374
			167,713,358
United States 19.9%
Abercrombie & Fitch Co., A	Specialty Retail	218,790	7,950,829
Accenture PLC, A	IT Services	130,520	10,613,886
Allegheny Technologies Inc.	Metals & Mining	280,830	10,418,793
Amgen Inc.	Biotechnology	194,270	27,287,164
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	764,530	16,521,493
Baker Hughes Inc.	Energy Equipment & Services	244,230	15,889,604
Best Buy Co. Inc.	Specialty Retail	772,370	25,943,908
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	263,620	6,060,624
Chevron Corp.	Oil, Gas & Consumable Fuels	83,880	10,008,562
Cisco Systems Inc.	Communications Equipment	836,800	21,062,256
Citigroup Inc.	Banks	550,490	28,526,392
Comcast Corp., Special A	Media	593,992	31,778,572
CVS Health Corp.	Food & Staples Retailing	279,560	22,250,180
Foot Locker Inc.	Specialty Retail	658,390	36,639,403

franklintempleton.com		Semiannual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Halliburton Co.	Energy Equipment & Services	246,515	$15,902,683
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	868,130	30,792,571
JPMorgan Chase & Co.	Banks	487,826	29,386,638
LyondellBasell Industries NV, A	Chemicals	137,750	14,967,915
Macy’s Inc.	Multiline Retail	543,340	31,611,521
Medtronic Inc.	Health Care Equipment & Supplies	232,090	14,377,976
Microsoft Corp.	Software	614,439	28,485,392
Morgan Stanley	Capital Markets	759,750	26,264,558
[b]Navistar International Corp.	Machinery	104,090	3,425,602
NewPage Holdings Inc.	Paper & Forest Products	2,200	203,500
[b]News Corp., A	Media	1,165,360	19,053,636
Noble Corp. PLC	Energy Equipment & Services	841,550	18,699,241
Oracle Corp.	Software	352,618	13,498,217
[b]Paragon Offshore PLC	Energy Equipment & Services	280,516	1,725,173
Pfizer Inc.	Pharmaceuticals	667,132	19,727,093
PG&E Corp.	Multi-Utilities	347,180	15,636,987
[b]Seventy Seven Energy Inc.	Energy Equipment & Services	18,830	447,024
[b,c,d]Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	2,143,649
United Parcel Service Inc., B	Air Freight & Logistics	126,620	12,445,480
Verizon Communications Inc.	Diversified Telecommunication Services	226,363	11,315,886
Walgreen Co.	Food & Staples Retailing	295,780	17,530,881
			598,593,289
Total Common Stocks
(Cost $1,779,282,984)			1,996,989,989
[e]Equity-Linked Securities 2.2%
Netherlands 0.3%
[a]Barclays Bank PLC into TNT Express NV, 4.00%,
144A	Air Freight & Logistics	1,724,175	8,824,069
United States 1.9%
[a]Morgan Stanley into Microsoft Corp., 3.40%,
144A	Software	474,023	21,844,307
[a]Royal Bank of Canada into Isis Pharmaceuticals
Inc., 7.70%, 144A	Biotechnology	270,897	9,973,127
[a]The Goldman Sachs Group Inc. into Gilead
Sciences Inc., 3.50%, 144A	Biotechnology	250,411	23,995,234
			55,812,668
Total Equity-Linked Securities
(Cost $61,806,151)			64,636,737
Convertible Preferred Stocks 0.0%†
United Kingdom 0.0%†
[b]CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12	18,600
[b]CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534	587,466
Total Convertible Preferred Stocks
(Cost $802,629)			606,066

24 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares		Value
Preferred Stocks 0.6%
Brazil 0.2%
Centrais Eletricas Brasileiras SA, pfd., B	Electric Utilities	1,561,200		$6,442,541
Germany 0.4%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	129,100		11,429,132
United States 0.0%†
GMAC Capital Trust I, 8.125%, pfd.	Consumer Finance	11,600		308,676

Total Preferred Stocks
(Cost $24,306,068)				18,180,349

		Principal
		Amount*

Corporate Bonds and Notes 3.7%
Australia 0.1%
[a]FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 6.875%,
2/01/18	Metals & Mining	1,100,000		1,133,000
4/01/22	Metals & Mining	400,000		408,500
				1,541,500
Bermuda 0.0%†
[a]Digicel Group Ltd., senior note, 144A, 8.25%,
9/30/20	Wireless Telecommunication Services	600,000		618,750
[a]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Wireless Telecommunication Services	500,000		496,250
				1,115,000
Brazil 0.0%†
[a]JBS Investments GmbH, senior note, 144A, 7.25%,
4/03/24	Food & Staples Retailing	1,400,000		1,427,125
Canada 0.1%
CHC Helicopter SA, senior secured note, first lien,
9.25%, 10/15/20	Energy Equipment & Services	1,350,000		1,438,594
[a]First Quantum Minerals Ltd., senior note, 144A,
7.00%, 2/15/21	Metals & Mining	1,500,000		1,528,125
				2,966,719
Italy 0.0%†
[a]Wind Acquisition Finance SA, senior note, 144A,
7.375%, 4/23/21	Diversified Telecommunication Services	1,400,000		1,408,750
Japan 0.0%†
[a]eAccess Ltd., senior note, 144A, 8.375%, 4/01/18	Diversified Telecommunication Services	200,000	EUR	271,208
Kazakhstan 0.2%
HSBK (Europe) BV, senior note,
[a]144A, 7.25%, 5/03/17	Banks	800,000		856,240
[f]Reg S, 7.25%, 5/03/17	Banks	4,300,000		4,602,290
				5,458,530

franklintempleton.com

Semiannual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*	Value
Corporate Bonds and Notes (continued)
Luxembourg 0.2%
ArcelorMittal, senior note, 6.00%, 3/01/21	Metals & Mining	1,400,000	$1,479,450
[a]Ardagh Packaging Finance PLC/Ardagh MP Holdings
USA Inc., senior note, 144A, 6.75%, 1/31/21	Containers & Packaging	1,500,000	1,509,375
Intelsat Jackson Holdings SA,
senior bond, 5.50%, 8/01/23	Diversified Telecommunication Services	800,000	767,000
senior note, 7.50%, 4/01/21	Diversified Telecommunication Services	1,200,000	1,285,500
			5,041,325
Mexico 0.0%†
[a]Cemex Finance LLC, senior secured note, 144A,
6.00%, 4/01/24	Construction Materials	1,500,000	1,494,375
Netherlands 0.0%†
[a]UPCB Finance II Ltd., senior secured note, 144A,
6.375%, 7/01/20	Media	1,100,000 EUR	1,466,276
Romania 0.1%
[a]Cable Communications Systems NV, senior secured
note, 144A, 7.50%, 11/01/20	Media	2,500,000 EUR	3,334,845
Russia 0.1%
[a]LUKOIL International Finance BV, 144A, 6.656%,
6/07/22	Oil, Gas & Consumable Fuels	2,000,000	2,053,280
South Africa 0.2%
[a]Edcon Holdings Pty. Ltd., senior note, 144A,
13.375%, 6/30/19	Specialty Retail	10,571,000 EUR	5,807,301
[a]Edcon Pty. Ltd., secured note, 144A, 9.50%,
3/01/18	Specialty Retail	800,000 EUR	846,774
			6,654,075
Spain 0.1%
[a]Abengoa Finance SAU, senior note, 144A,
7.75%, 2/01/20	Construction & Engineering	1,500,000	1,610,625
Switzerland 0.0%†
[a]Ineos Group Holdings SA, senior note, 144A,
6.50%, 8/15/18	Chemicals	400,000 EUR	518,736
5.75%, 2/15/19	Chemicals	100,000 EUR	127,001
			645,737

Ukraine 0.1%
[f,g]State Export-Import Bank of Ukraine (BIZ FIN),
loan participation, Reg S, 8.75%, 1/22/18	Banks	3,880,000	2,948,839
United Kingdom 0.1%
[a]Kerling PLC, senior secured note, 144A, 10.625%,
2/01/17	Chemicals	700,000 EUR	920,540
The Royal Bank of Scotland PLC, sub. note, 6.934%,
4/09/18	Banks	700,000 EUR	1,017,187
			1,937,727

26 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Corporate Bonds and Notes (continued)
United States 2.4%
Ally Financial Inc., senior note, 7.50%, 9/15/20	Consumer Finance	1,700,000		$1,963,500
[a]BMC Software Finance Inc., senior note, 144A,
8.125%, 7/15/21	Internet Software & Services	1,200,000		1,158,000
BreitBurn Energy Partners LP/BreitBurn Finance
Corp., senior bond, 7.875%, 4/15/22	Oil, Gas & Consumable Fuels	1,500,000		1,526,250
[a,h]California Resources Corp.,
senior bond, 144A, 6.00%, 11/15/24	Oil, Gas & Consumable Fuels	300,000		309,000
senior note, 144A, 5.50%, 9/15/21	Oil, Gas & Consumable Fuels	300,000		304,875
Calpine Corp.,
senior bond, 5.75%, 1/15/25	Independent Power & Renewable
	Electricity Producers	500,000		485,625
[a]senior secured note, 144A, 7.875%, 1/15/23	Independent Power & Renewable
	Electricity Producers	1,096,000		1,202,860
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	Media	1,500,000		1,473,750
CenturyLink Inc., senior bond, 6.75%, 12/01/23	Diversified Telecommunication Services	1,500,000		1,610,625
Chesapeake Energy Corp., senior note, 6.625%,
8/15/20	Oil, Gas & Consumable Fuels	2,000,000		2,216,000
CHS/Community Health Systems Inc.,
[a]senior note, 144A, 6.875%, 2/01/22	Health Care Providers & Services	700,000		733,250
senior secured note, 5.125%, 8/15/18	Health Care Providers & Services	1,100,000		1,133,000
CIT Group Inc., senior note,
5.375%, 5/15/20	Banks	400,000		414,500
5.00%, 8/15/22	Banks	1,400,000		1,408,750
[i]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24,
FRN thereafter, Perpetual	Banks	1,500,000		1,491,228
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	Media	400,000		411,000
senior sub. note, 7.625%, 3/15/20	Media	300,000		312,750
DaVita HealthCare Partners Inc., senior bond,
5.125%, 7/15/24	Health Care Providers & Services	1,500,000		1,476,562
DISH DBS Corp., senior note, 7.125%, 2/01/16	Media	1,000,000		1,062,500
Energy Transfer Equity LP, senior bond, 5.875%,
1/15/24	Oil, Gas & Consumable Fuels	1,500,000		1,541,250
Enterprise Products Operating LLC, junior sub. note,
7.034% to 1/15/18, FRN thereafter, 1/15/68	Oil, Gas & Consumable Fuels	1,200,000		1,357,007
Equinix Inc., senior bond, 5.375%, 4/01/23	Internet Software & Services	1,500,000		1,492,500
First Data Corp., senior note, 10.625%, 6/15/21	IT Services	1,298,000		1,482,965
[a,j]Fontainebleau Las Vegas, senior secured note,
first lien, 144A, 11.00%, 6/15/15	Hotels, Restaurants & Leisure	1,000,000		13,000
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	Automobiles	300,000		310,361
6.625%, 8/15/17	Automobiles	450,000		509,089
8.125%, 1/15/20	Automobiles	300,000		375,284
Frontier Communications Corp., senior note,
8.50%, 4/15/20	Diversified Telecommunication Services	1,200,000		1,338,000
8.75%, 4/15/22	Diversified Telecommunication Services	300,000		339,000
[a]Gannett Co. Inc., senior bond, 144A, 6.375%,
10/15/23	Media	1,500,000		1,563,750
General Electric Capital Corp., senior note,
A, 8.50%, 4/06/18	Diversified Financial Services	59,000,000	MXN	4,867,242

franklintempleton.com		Semiannual Report | 27

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*	Value
Corporate Bonds and Notes (continued)
United States (continued)
GMAC Inc., sub. note, 8.00%, 12/31/18	Consumer Finance	250,000	$284,375
[a]Grifols Worldwide Operations Ltd., senior note,
144A, 5.25%, 4/01/22	Pharmaceuticals	1,400,000	1,386,000
HCA Inc.,
senior note, 6.50%, 2/15/16	Health Care Providers & Services	1,100,000	1,150,875
senior secured note, 5.875%, 3/15/22	Health Care Providers & Services	900,000	948,375
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	Media	800,000	799,000
[a]senior secured note, 144A, 9.00%, 9/15/22	Media	400,000	398,000
KB Home, senior bond, 7.50%, 9/15/22	Household Durables	1,500,000	1,612,500
[a]Kinder Morgan Finance Co. LLC, senior secured note,
144A, 6.00%, 1/15/18	Oil, Gas & Consumable Fuels	1,500,000	1,640,625
Linn Energy LLC/Finance Corp., senior note,
7.75%, 2/01/21	Oil, Gas & Consumable Fuels	500,000	506,250
6.50%, 9/15/21	Oil, Gas & Consumable Fuels	500,000	490,000
MGM Resorts International, senior note,
6.625%, 7/15/15	Hotels, Restaurants & Leisure	900,000	927,000
7.50%, 6/01/16	Hotels, Restaurants & Leisure	400,000	428,000
7.75%, 3/15/22	Hotels, Restaurants & Leisure	300,000	334,500
[a]Ocean Rig UDW Inc., senior note, 144A, 7.25%,
4/01/19	Energy Equipment & Services	1,500,000	1,371,562
Peabody Energy Corp., senior note,
6.00%, 11/15/18	Oil, Gas & Consumable Fuels	600,000	591,000
6.25%, 11/15/21	Oil, Gas & Consumable Fuels	500,000	466,875
[a,k]Quicksilver Resources Inc., secured note, second lien,
144A, FRN, 7.00%, 6/21/19	Oil, Gas & Consumable Fuels	1,400,000	1,288,000
Regency Energy Partners LP/Regency Energy
Finance Corp., senior note, 5.875%, 3/01/22	Oil, Gas & Consumable Fuels	1,500,000	1,571,250
Reynolds Group Issuer Inc./LLC/SA, senior note,
8.50%, 5/15/18	Containers & Packaging	1,200,000	1,243,500
8.25%, 2/15/21	Containers & Packaging	800,000	850,000
[a]Sabine Pass Liquefaction LLC, senior secured note,
first lien, 144A, 5.75%, 5/15/24	Oil, Gas & Consumable Fuels	1,500,000	1,528,125
Samson Investment Co., senior note, 9.75%,
2/15/20	Oil, Gas & Consumable Fuels	1,500,000	1,368,750
[a]Sirius XM Radio Inc., senior bond, 144A, 6.00%,
7/15/24	Media	1,500,000	1,526,250
SLM Corp., senior note,
8.45%, 6/15/18	Consumer Finance	900,000	1,014,750
5.50%, 1/15/19	Consumer Finance	900,000	920,250
Sprint Nextel Corp., senior note,
6.00%, 11/15/22	Diversified Telecommunication Services	1,100,000	1,071,125
[a]144A, 9.00%, 11/15/18	Diversified Telecommunication Services	1,100,000	1,274,625
T–Mobile USAInc., senior bond, 6.375%, 3/01/25	Wireless Telecommunication Services	1,200,000	1,200,000
[a]Taylor Morrison Communities Inc./Monarch
Communities Inc., senior note, 144A, 5.625%,
3/01/24	Textiles, Apparel & Luxury Goods	1,500,000	1,451,250
Tenet Healthcare Corp., senior note,
8.125%, 4/01/22	Health Care Providers & Services	600,000	660,000
[a]144A, 5.00%, 3/01/19	Health Care Providers & Services	900,000	891,000

28 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*	Value
Corporate Bonds and Notes (continued)
United States (continued)
[a,j]Texas Competitive Electric Holdings Co. LLC/Texas
Competitive Electric Holdings Finance Inc., senior	Independent Power & Renewable
secured note, 144A, 11.50%, 10/01/20	Electricity Producers	1,200,000	$1,011,000
[a]Univision Communications Inc., senior secured note,
144A, 6.875%, 5/15/19	Media	1,200,000	1,254,000
[a]Valeant Pharmaceuticals International Inc.,
senior note, 144A, 7.50%, 7/15/21	Pharmaceuticals	500,000	536,875
[a]VPI Escrow Corp., senior note, 144A, 6.375%,
10/15/20	Pharmaceuticals	1,000,000	1,031,250
			70,910,410
Total Corporate Bonds and Notes
(Cost $120,992,212)			112,286,346
[k,l]Senior Floating Rate Interests 0.2%
United States 0.2%
AdvancePierre Foods Inc., Second Lien Term
Loan, 9.50%, 10/10/17	Food & Staples Retailing	427,610	425,472
[m]Erickson Inc., Purchase Price Notes, 6.00%,
11/02/20	Aerospace & Defense	50,306	43,497
FRAM Group Holdings Inc. (Autoparts Holdings),
Second Lien Term Loan, 10.50%, 1/29/18	Auto Components	154,265	149,637
NEP/NCP Holdco Inc., Second Lien Term Loan,
9.50%, 7/22/20	Media	29,771	30,143
Sensus USA Inc., Second Lien Term Loan, 8.50%,
5/09/18	Machinery	252,802	252,565
[d,n]Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%,
6/30/16	Hotels, Restaurants & Leisure	3,642,258	3,478,357
Vertafore Inc., Second Lien Term Loan, 9.75%,
10/27/17	Software	444,000	448,717
Total Senior Floating Rate Interests
(Cost $4,646,050)			4,828,388
Foreign Government and Agency
Securities 22.6%
Brazil 2.1%
Letra Tesouro Nacional, Strip,
10/01/15		5,550[o]BRL	2,024,748
1/01/16		20,100[o]BRL	7,122,754
7/01/16		1,670[o]BRL	557,452
10/01/16		5,280[o]BRL	1,707,989
1/01/17		13,620[o]BRL	4,282,114
1/01/18		6,870[o]BRL	1,922,526
Nota Do Tesouro Nacional,
10.00%, 1/01/17		11,425[o]BRL	4,468,978
10.00%, 1/01/21		2,700[o]BRL	992,755
10.00%, 1/01/23		7,150[o]BRL	2,587,851
[p]Index Linked, 6.00%, 5/15/15		8,845[o]BRL	9,082,892
[p]Index Linked, 6.00%, 8/15/16		3,120[o]BRL	3,189,057
[p]Index Linked, 6.00%, 8/15/18		5,785[o]BRL	5,887,960
[p]Index Linked, 6.00%, 8/15/22		3,450[o]BRL	3,506,248
[p]Index Linked, 6.00%, 5/15/45		15,735[o]BRL	15,597,683
senior note, 10.00%, 1/01/19		5,490[o]BRL	2,082,548
			65,013,555

franklintempleton.com		Semiannual Report | 29

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency Securities (continued)
El Salvador 0.0%†
[a]Government of El Salvador, 144A, 7.65%,
6/15/35	100,000		$107,386
Ghana 0.6%
Government of Ghana,
24.00%, 5/25/15	5,155,000	GHS	1,581,011
21.00%, 10/26/15	6,071,000	GHS	1,823,911
16.90%, 3/07/16	3,270,000	GHS	934,887
19.24%, 5/30/16	3,615,000	GHS	1,058,497
26.00%, 6/05/17	2,070,000	GHS	688,473
23.00%, 8/21/17	29,760,000	GHS	9,387,290
19.04%, 9/24/18	3,220,000	GHS	901,101
[a]144A, 7.875%, 8/07/23	1,900,000		1,915,656
			18,290,826
Hungary 3.4%
Government of Hungary,
5.50%, 2/12/16	4,086,200,000	HUF	17,483,573
5.50%, 12/22/16	4,222,260,000	HUF	18,429,539
4.125%, 2/19/18	3,270,000		3,384,303
4.00%, 4/25/18	256,280,000	HUF	1,070,318
6.50%, 6/24/19	4,320,960,000	HUF	19,696,144
7.50%, 11/12/20	289,190,000	HUF	1,396,610
5.375%, 2/21/23	6,040,000		6,405,420
A, 6.75%, 11/24/17	1,159,140,000	HUF	5,279,215
A, 5.50%, 12/20/18	932,390,000	HUF	4,108,288
A, 7.00%, 6/24/22	1,158,710,000	HUF	5,503,319
A, 6.00%, 11/24/23	770,020,000	HUF	3,477,124
B, 5.50%, 6/24/25	3,414,680,000	HUF	14,857,182
			101,091,035
India 1.0%
Government of India,
senior bond, 7.80%, 5/03/20	302,000,000	INR	4,690,434
senior bond, 8.28%, 9/21/27	91,200,000	INR	1,417,620
senior bond, 8.60%, 6/02/28	313,200,000	INR	5,031,578
senior note, 7.28%, 6/03/19	11,700,000	INR	179,721
senior note, 8.12%, 12/10/20	226,800,000	INR	3,566,424
senior note, 8.35%, 5/14/22	89,100,000	INR	1,409,101
senior note, 7.16%, 5/20/23	56,000,000	INR	817,673
senior note, 8.83%, 11/25/23	756,500,000	INR	12,294,224
			29,406,775
Indonesia 0.2%
Government of Indonesia,
FR26, 11.00%, 10/15/14	980,000,000	IDR	80,601
FR27, 9.50%, 6/15/15	4,937,000,000	IDR	411,943
FR28, 10.00%, 7/15/17	4,156,000,000	IDR	359,184
FR31, 11.00%, 11/15/20	154,000,000	IDR	14,291
FR34, 12.80%, 6/15/21	24,641,000,000	IDR	2,481,218
FR35, 12.90%, 6/15/22	10,564,000,000	IDR	1,084,125
FR36, 11.50%, 9/15/19	7,623,000,000	IDR	708,251
FR43, 10.25%, 7/15/22	154,000,000	IDR	13,969

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	TEMPLETON GLOBAL INVESTMENT TRUST
	STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia, (continued)
senior bond, FR53, 8.25%, 7/15/21	854,000,000	IDR $	69,962
senior note, 8.50%, 10/15/16	616,000,000	IDR	51,363
			5,274,907
Ireland 0.5%
Government of Ireland,
5.00%, 10/18/20	9,649,000	EUR	15,230,630
senior bond, 5.40%, 3/13/25	378,770	EUR	637,541
			15,868,171
Malaysia 1.9%
Government of Malaysia,
3.741%, 2/27/15	5,290,000	MYR	1,616,595
3.835%, 8/12/15	7,200,000	MYR	2,206,251
4.72%, 9/30/15	13,510,000	MYR	4,177,350
3.197%, 10/15/15	12,525,000	MYR	3,815,695
senior bond, 4.262%, 9/15/16	7,340,000	MYR	2,274,259
senior note, 3.172%, 7/15/16	140,510,000	MYR	42,686,338
			56,776,488
Mexico 3.6%
Government of Mexico,
9.50%, 12/18/14	293,860	[q]MXN	2,218,244
6.00%, 6/18/15	28,060	[q]MXN	213,241
8.00%, 12/17/15	6,441,200	[q]MXN	50,677,057
6.25%, 6/16/16	305,080	[q]MXN	2,372,136
7.25%, 12/15/16	6,769,220	[q]MXN	53,783,783
			109,264,461
Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	6,988,000	PEN	2,757,545
Philippines 0.0%†
Government of the Philippines, senior note, 1.625%,
4/25/16	40,080,000	PHP	887,539
Poland 0.5%
Government of Poland,
5.50%, 4/25/15	4,130,000	PLN	1,272,322
6.25%, 10/24/15	13,260,000	PLN	4,183,399
5.00%, 4/25/16	560,000	PLN	176,969
4.75%, 10/25/16	17,455,000	PLN	5,564,720
5.75%, 9/23/22	12,900,000	PLN	4,692,455
			15,889,865
Portugal 0.8%
[a]Government of Portugal, 144A, 5.125%, 10/15/24	22,020,000		23,034,461
Republic of Montenegro 0.1%
[a]Government of Montenegro, 144A, 5.375%, 5/20/19	3,320,000	EUR	4,463,538
Russia 0.1%
[f]Government of Russia, senior bond, Reg S, 7.50%,
3/31/30	1,460,650		1,639,068

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency Securities (continued)
Serbia 0.6%
Serbia Treasury Bond, 10.00%,
6/27/16	6,930,000	RSD $	74,520
8/15/16	2,800,000	RSD	30,091
11/21/18	1,430,000	RSD	14,862
Serbia Treasury Note,
10.00%, 11/08/15	1,487,800,000	RSD	16,066,672
10.00%, 1/30/16	460,000	RSD	4,963
8.00%, 10/02/16	172,050,000	RSD	1,795,856
10.00%, 10/17/16	1,600,000	RSD	17,173
10.00%, 12/19/16	1,600,000	RSD	17,129
			18,021,266
Slovenia 0.8%
[a]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	3,590,000		3,909,653
5.85%, 5/10/23	17,125,000		19,110,644
			23,020,297
South Korea 1.3%
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	236,300,000	KRW	224,330
senior bond, 2.80%, 8/02/15	2,911,960,000	KRW	2,774,653
senior bond, 2.81%, 10/02/15	190,000,000	KRW	181,242
senior note, 2.74%, 2/02/15	8,029,440,000	KRW	7,625,871
senior note, 2.76%, 6/02/15	7,040,800,000	KRW	6,699,735
senior note, 2.66%, 6/09/15	1,604,300,000	KRW	1,525,827
senior note, 2.90%, 12/02/15	4,798,000,000	KRW	4,585,350
senior note, 2.78%, 2/02/16	8,591,020,000	KRW	8,206,010
senior note, 2.80%, 4/02/16	2,079,410,000	KRW	1,988,434
senior note, 2.79%, 6/02/16	181,500,000	KRW	173,646
Korea Treasury Bond, senior note,
3.25%, 6/10/15	93,800,000	KRW	89,553
2.75%, 12/10/15	761,140,000	KRW	726,047
2.75%, 6/10/16	1,620,500,000	KRW	1,549,201
3.00%, 12/10/16	2,123,100,000	KRW	2,043,924
			38,393,823
Sri Lanka 2.2%
Government of Sri Lanka,
10.60%, 7/01/19	18,850,000	LKR	166,907
A, 8.50%, 11/01/15	20,000,000	LKR	157,349
A, 8.00%, 11/15/18	22,960,000	LKR	184,938
A, 9.00%, 5/01/21	220,400,000	LKR	1,841,702
C, 8.50%, 4/01/18	248,300,000	LKR	2,015,134
[f]senior note, Reg S, 6.25%, 10/04/20	20,000,000		21,226,700
[f]senior note, Reg S, 6.25%, 7/27/21	38,400,000		40,577,472
			66,170,202
[r]Supranational 0.2%
Inter-American Development Bank, senior note,
7.50%, 12/05/24	60,000,000	MXN	5,069,787

32 | Semiannual Report

franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Foreign Government and Agency Securities (continued)
Sweden 0.0%†
Government of Sweden, 4.50%, 8/12/15		8,360,000	SEK $	1,201,712
Ukraine 1.7%
[a]Government of Ukraine,
144A, 9.25%, 7/24/17		6,760,000		5,953,566
144A, 7.75%, 9/23/20		890,000		761,506
senior bond, 144A, 7.80%, 11/28/22		28,490,000		24,334,021
senior note, 144A, 7.50%, 4/17/23		24,050,000		20,076,940
				51,126,033
Uruguay 0.8%
[s]Government of Uruguay,
Index Linked, 4.25%, 4/05/27		16,204,725	UYU	721,552
Index Linked, zero cpn., 3/26/15		2,900,672	UYU	114,587
senior bond, Index Linked, 5.00%, 9/14/18		13,170,199	UYU	579,457
senior bond, Index Linked, 4.375%, 12/15/28		36,548,386	UYU	1,666,772
senior bond, Index Linked, 4.00%, 7/10/30		296,828	UYU	13,310
senior bond, Index Linked, 3.70%, 6/26/37		4,680,324	UYU	196,846
Uruguay Notas del Tesoro,
10.25%, 8/22/15		56,100,000	UYU	2,189,630
9.50%, 1/27/16		56,100,000	UYU	2,123,450
Uruguay Treasury Bill, Strip,
3/26/15		12,128,000	UYU	460,030
5/14/15		27,200,000	UYU	1,013,097
7/02/15		3,040,000	UYU	110,949
8/20/15		399,880,000	UYU	14,341,147
11/26/15		3,370,000	UYU	116,888
1/14/16		700,000	UYU	23,898
7/28/16		10,000	UYU	321
				23,671,934
Zambia 0.1%
[a]Government of Zambia International Bond, 144A,
8.50%, 4/14/24		3,100,000		3,548,586
Total Foreign Government and Agency
Securities (Cost $704,111,008)				679,989,260

		Shares
Escrows and Litigation Trusts 0.0%
United States 0.0%
[b,m]Comfort Co. Inc., Escrow Account	Household Durables	2,762		—
[b,m]NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000		—
Total Escrows and Litigation Trusts
(Cost $—)				—
Total Investments before Short Term
Investments (Cost $2,695,947,102)				2,877,517,135

franklintempleton.com

Semiannual Report | 33

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Short Term Investments 2.4%
Foreign Government and Agency
Securities 0.9%
Malaysia 0.6%
[h,t]Bank of Negara Monetary Notes,
10/02/14 – 9/22/15	62,200,000	MYR $	18,600,113

Philippines 0.2%
[t]Philippine Treasury Bill, 10/08/14	333,780,000	PHP	7,418,974
Singapore 0.1%
[t]Monetary Authority of Singapore Treasury Bills,
11/14/14 – 11/25/14	4,300,000	SGD	3,369,582
Sweden 0.0%†
[t]Sweden Treasury Bills, 10/15/14 – 3/18/15	910,000	SEK	126,052
Total Foreign Government and
Agency Securities
(Cost $30,366,861)			29,514,721
Total Investments before Money Market
Funds (Cost $2,726,313,963)			2,907,031,856
	Shares
Money Market Funds
(Cost $45,026,133) 1.5%
United States 1.5%
[b,u]Institutional Fiduciary Trust Money Market Portfolio	45,026,133		45,026,133
Total Investments (Cost $2,771,340,096)
98.2%			2,952,057,989
Other Assets, less Liabilities 1.8%			53,037,415
Net Assets 100.0%	$3,005,095,404

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2014, the aggregate value of these securities was $243,159,000, representing 8.09% of net assets.
bNon-income producing.
cThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).
dAt September 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
eSee Note 1(g) regarding equity-linked securities.
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2014, the aggregate value of these securities was $70,994,369, representing 2.36% of net assets.
gSee Note 1(f) regarding loan participation notes.
hSecurity purchased on a when-issued and delayed delivery basis. See Note 1(c).
iPerpetual security with no stated maturity date.
jSee Note 7 regarding defaulted securities.
kThe coupon rate shown represents the rate at period end.
lSee Note 1(i) regarding senior floating rate interests.
mSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2014, the aggregate value of these securities was $43,497, representing less than 0.01% of net assets.

34 | Semiannual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

nIncome may be received in additional securities and/or cash.
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pRedemption price at maturity is adjusted for inflation. See Note 1(k).
qPrincipal amount is stated in 100 Mexican Peso Units.
rA supranational organization is an entity formed by two or more central governments through international treaties.
sPrincipal amount of security is adjusted for inflation. See Note 1(k).
tThe security is traded on a discount basis with no stated coupon rate.
uSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At September 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation Depreciation
Chilean Peso	DBAB Buy		504,600,000	899,465		10/06/14	$—	$(56,315)
Indian Rupee	CITI	Buy	7,944,000	130,873		10/07/14	—	(2,808)
Indian Rupee	CITI	Sell	7,944,000	128,933		10/07/14	868	—
Indian Rupee	DBAB	Buy	49,615,000	807,483		10/07/14	—	(7,641)
Indian Rupee	DBAB	Sell	49,615,000	805,262		10/07/14	5,420	—
Indian Rupee	HSBK	Buy	57,335,000	947,490		10/07/14	—	(23,194)
Indian Rupee	HSBK	Sell	57,335,000	930,559		10/07/14	6,263	—
Japanese Yen	DBAB	Sell	4,919,230,800	47,382,304		10/07/14	2,518,999	—
Polish Zloty	DBAB	Buy	8,156,625	1,899,584	EUR	10/07/14	63,750	—
Chilean Peso	MSCO	Buy	758,240,000	1,361,904		10/10/14	—	(95,391)
Swedish Krona	DBAB	Buy	41,000,000	4,466,815	EUR	10/14/14	38,933	—
Euro	CITI	Sell	38,305,000	51,886,250		10/15/14	3,505,914	—
Indian Rupee	DBAB	Buy	62,182,000	1,020,121		10/15/14	—	(19,365)
Chilean Peso	DBAB	Buy	985,820,000	1,649,908		10/17/14	—	(4,287)
Indian Rupee	DBAB	Buy	91,185,000	1,495,339		10/17/14	—	(28,422)
Euro	HSBK	Sell	5,173,000	7,025,089		10/20/14	491,216	—
Indian Rupee	DBAB	Buy	24,766,000	400,383		10/20/14	—	(2,216)
Indian Rupee	JPHQ	Buy	51,553,000	844,439		10/21/14	—	(15,786)
Indian Rupee	DBAB	Buy	18,126,000	296,856		10/22/14	—	(5,563)
Indian Rupee	JPHQ	Buy	25,753,000	421,765		10/22/14	—	(7,903)
Malaysian Ringgit	HSBK	Buy	4,770,000	1,487,279		10/22/14	—	(35,542)
Chilean Peso	CITI	Buy	693,880,000	1,331,823		10/24/14	—	(174,257)
Malaysian Ringgit	DBAB	Buy	3,604,000	1,119,081		10/24/14	—	(22,387)
Malaysian Ringgit	HSBK	Buy	2,403,275	742,210		10/24/14	—	(10,895)
Chilean Peso	DBAB	Buy	474,950,000	789,412		10/30/14	2,501	—
Euro	DBAB	Sell	2,500,000	3,452,850		10/30/14	294,954	—
Indian Rupee	DBAB	Buy	6,456,500	106,149		10/30/14	—	(2,563)
Swedish Krona	DBAB	Buy	1,850,000	201,756	EUR	10/30/14	1,453	—
Euro	DBAB	Buy	6,910,000	9,290,495		10/31/14	—	(562,008)
Euro	DBAB	Sell	8,773,597	12,083,377		10/31/14	1,000,854	—
Indian Rupee	DBAB	Buy	12,913,000	211,026		10/31/14	—	(3,892)
Indian Rupee	HSBK	Buy	26,015,000	425,945		10/31/14	—	(8,646)
Euro	DBAB	Sell	84,184	115,841		11/03/14	9,501	—
Indian Rupee	DBAB	Buy	28,167,000	461,754		11/03/14	—	(10,183)
Indian Rupee	HSBK	Buy	19,369,500	316,599		11/03/14	—	(6,068)
Euro	DBAB	Sell	4,349,000	5,869,171		11/05/14	375,460	—
Japanese Yen	BZWS	Sell	2,840,000,000	28,996,161		11/05/14	3,090,009	—
Indian Rupee	CITI	Buy	7,867,000	127,651		11/07/14	—	(1,620)
Indian Rupee	DBAB	Buy	49,615,000	800,455		11/07/14	—	(5,613)
Indian Rupee	HSBK	Buy	57,335,000	925,004		11/07/14	—	(6,486)
Indian Rupee	JPHQ	Buy	25,080,000	411,687		11/07/14	—	(9,901)

franklintempleton.com							Semiannual Report | 35

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation Depreciation
Swedish Krona	DBAB	Buy	6,617,360	715,019	EUR	11/10/14	$13,507	$—
Indian Rupee	DBAB	Buy	9,032,000	144,379		11/12/14	183	—
Indian Rupee	HSBK Buy		9,755,000	155,949		11/12/14	185	—
Indian Rupee	HSBK Buy		24,630,000	397,280		11/13/14	—	(3,135)
Euro	BZWS	Sell	10,571,000	14,214,824		11/14/14	860,548	—
Indian Rupee	JPHQ	Buy	13,818,000	225,873		11/14/14	—	(4,788)
Japanese Yen	MSCO	Sell	100,400,000	1,010,426		11/14/14	94,537	—
Swedish Krona	DBAB	Buy	51,264,580	5,573,449	EUR	11/17/14	60,967	—
Indian Rupee	JPHQ	Buy	13,818,000	224,939		11/18/14	—	(4,016)
Indian Rupee	JPHQ	Buy	93,886,000	1,510,373		11/19/14	—	(9,590)
Japanese Yen	CITI	Sell	205,908,000	2,061,182		11/19/14	182,746	—
Japanese Yen	DBAB	Sell	166,350,000	1,664,166		11/19/14	146,605	—
Malaysian Ringgit	DBAB	Buy	2,025,400	621,536		11/19/14	—	(6,287)
Euro	JPHQ	Sell	592,176	801,578		11/20/14	53,454	—
Japanese Yen	CITI	Sell	231,295,000	2,320,841		11/20/14	210,793	—
Japanese Yen	HSBK	Sell	43,408,000	435,338		11/20/14	39,338	—
Japanese Yen	JPHQ	Sell	149,426,000	1,498,300		11/20/14	135,123	—
Malaysian Ringgit	HSBK	Buy	1,231,000	378,071		11/20/14	—	(4,158)
Uruguayan Peso	CITI	Buy	9,800,000	417,376		11/20/14	—	(24,693)
Indian Rupee	DBAB	Buy	22,559,000	366,271		11/21/14	—	(5,793)
Indian Rupee	JPHQ	Buy	39,418,000	642,243		11/24/14	—	(12,714)
Uruguayan Peso	CITI	Buy	9,800,000	416,667		11/25/14	—	(24,494)
Indian Rupee	DBAB	Buy	18,310,000	297,244		11/26/14	—	(4,928)
Swedish Krona	UBSW	Buy	4,000,000	436,843	EUR	11/26/14	2,227	—
Chilean Peso	DBAB	Buy	494,720,000	869,302		11/28/14	—	(46,402)
Indian Rupee	DBAB	Buy	18,310,000	298,758		11/28/14	—	(6,549)
Uruguayan Peso	CITI	Buy	14,640,000	625,909		12/01/14	—	(41,003)
Euro	CITI	Sell	6,170,000	8,389,041		12/05/14	593,308	—
Euro	DBAB	Sell	183,617	248,930		12/08/14	16,926	—
Indian Rupee	DBAB	Buy	9,241,000	150,754		12/09/14	—	(3,543)
Euro	DBAB	Sell	292,125	401,613		12/17/14	32,481	—
Malaysian Ringgit	JPHQ	Buy	14,394,105	4,372,184		12/17/14	—	(7,371)
Euro	DBAB	Sell	79,650	109,531		12/18/14	8,883	—
Japanese Yen	DBAB	Sell	617,700,000	6,022,317		12/22/14	384,164	—
Japanese Yen	HSBK	Sell	618,650,000	6,022,331		12/22/14	375,507	—
Japanese Yen	BZWS	Sell	312,460,000	3,013,260		12/26/14	160,995	—
Japanese Yen	CITI	Sell	487,440,000	4,700,691		12/26/14	251,135	—
Philippine Peso	DBAB	Buy	250,523,410	5,717,624		12/29/14	—	(160,317)
Japanese Yen	DBAB	Sell	160,839,000	1,544,450		1/07/15	76,027	—
Japanese Yen	GSCO	Sell	228,991,000	2,207,972		1/08/15	117,317	—
Malaysian Ringgit	DBAB	Buy	2,972,900	886,031		1/08/15	14,251	—
Malaysian Ringgit	JPHQ	Buy	1,266,900	378,089		1/08/15	5,566	—
Euro	DBAB	Sell	956,250	1,294,568		1/09/15	86,010	—
Malaysian Ringgit	JPHQ	Buy	681,000	203,381		1/09/15	2,834	—
Malaysian Ringgit	HSBK	Buy	2,848,623	851,199		1/12/15	11,240	—
Malaysian Ringgit	JPHQ	Buy	204,000	60,987		1/12/15	776	—
Japanese Yen	CITI	Sell	63,300,000	605,220		1/13/15	27,273	—
Japanese Yen	SCNY	Sell	189,880,000	1,817,381		1/14/15	83,705	—
Japanese Yen	HSBK	Sell	209,990,000	2,019,135		1/15/15	101,829	—
Japanese Yen	DBAB	Sell	63,500,000	614,316		1/16/15	34,526	—
Japanese Yen	SCNY	Sell	260,930,000	2,525,394		1/16/15	142,959	—
Malaysian Ringgit	JPHQ	Buy	599,000	180,481		1/16/15	826	—
Japanese Yen	GSCO	Sell	254,830,000	2,465,103		1/27/15	138,122	—
Japanese Yen	DBAB	Sell	242,274,032	2,372,909		1/28/15	160,562	—

36 | Semiannual Report							franklintempleton.com

				TEMPLETON GLOBAL INVESTMENT TRUST
				STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation Depreciation
Japanese Yen	HSBK	Sell	313,645,839	3,064,863		1/28/15	$200,778	$—
Euro	DBAB Sell		8,237,000	11,259,885		1/30/15	847,715	—
Euro	DBAB Sell		5,030,000	6,817,914		2/03/15	459,414	—
Chilean Peso	DBAB	Buy	449,800,000	793,578		2/04/15	—	(49,789)
Japanese Yen	JPHQ	Sell	209,300,000	2,072,922		2/06/15	161,516	—
Japanese Yen	SCNY	Sell	209,310,000	2,072,428		2/06/15	160,931	—
Euro	DBAB	Sell	288,563	390,338		2/09/15	25,544	—
Indian Rupee	CITI	Buy	7,944,000	126,389		2/09/15	—	(1,206)
Japanese Yen	BZWS	Sell	209,340,000	2,072,458		2/09/15	160,633	—
Japanese Yen	JPHQ	Sell	209,790,000	2,072,407		2/09/15	156,473	—
Chilean Peso	CITI	Buy	866,360,000	1,515,410		2/17/15	—	(84,388)
Chilean Peso	DBAB	Buy	401,200,000	686,575		2/18/15	—	(23,944)
Euro	DBAB	Sell	16,570,000	22,777,122		2/23/15	1,827,230	—
Chilean Peso	DBAB	Buy	195,280,000	339,972		2/26/15	—	(17,663)
Euro	BZWS	Sell	587,300	806,991		2/26/15	64,434	—
Euro	SCNY	Sell	2,984,696	4,098,883		2/26/15	325,158	—
Japanese Yen	BZWS	Sell	302,200,000	2,955,010		2/26/15	194,683	—
Japanese Yen	SCNY	Sell	312,386,000	3,057,273		2/26/15	203,906	—
Chilean Peso	DBAB	Buy	401,810,000	693,493		3/03/15	—	(30,590)
Euro	DBAB	Sell	1,107,436	1,531,444		3/09/15	131,119	—
Chilean Peso	DBAB	Buy	486,980,000	827,648		3/13/15	—	(24,916)
Malaysian Ringgit	JPHQ	Buy	8,612,000	2,610,502		4/02/15	6,068	(21,734)
Swedish Krona	DBAB	Buy	57,125,412	6,331,650	EUR	4/09/15	—	(95,644)
Chilean Peso	MSCO	Buy	679,390,000	1,198,219		4/16/15	—	(81,451)
Swedish Krona	DBAB	Buy	123,614,356	13,506,075	EUR	4/22/15	37,317	—
Chilean Peso	JPHQ	Buy	430,475,000	744,444		4/28/15	—	(37,515)
Euro	SCNY	Sell	3,768,000	5,214,384		4/30/15	447,140	—
Euro	BZWS	Sell	1,887,488	2,615,794		5/05/15	227,610	—
Euro	DBAB	Sell	177,411	234,564		5/07/15	10,085	—
Euro	JPHQ	Sell	40,000,000	55,712,000		5/11/15	5,097,350	—
Euro	GSCO	Sell	4,960,000	6,834,880		5/13/15	558,506	—
Euro	GSCO	Sell	15,040,000	20,716,698		5/14/15	1,684,875	—
Euro	BZWS	Sell	2,176,000	2,985,309		5/15/15	231,734	—
Euro	GSCO	Sell	1,220,000	1,673,291		5/18/15	129,409	—
Japanese Yen	BOFA	Sell	540,647,250	5,325,000		5/18/15	381,796	—
Japanese Yen	BOFA	Sell	539,529,250	5,330,000		5/19/15	396,950	—
Japanese Yen	BZWS	Sell	540,995,000	5,330,000		5/19/15	383,548	—
Japanese Yen	CITI	Sell	540,354,900	5,330,000		5/19/15	389,401	—
Japanese Yen	HSBK	Sell	541,429,400	5,330,000		5/19/15	379,576	—
Euro	JPHQ	Sell	3,302,300	4,514,013		5/20/15	334,923	—
Euro	GSCO	Sell	292,956	402,173		5/21/15	31,430	—
Chilean Peso	MSCO	Buy	375,660,000	660,908		5/22/15	—	(45,175)
Chilean Peso	JPHQ	Buy	108,420,000	191,048		6/03/15	—	(13,510)
Chilean Peso	DBAB	Buy	154,820,000	271,709		6/05/15	—	(18,231)
Singapore Dollar	DBAB	Buy	34,000,976	27,058,992		6/09/15	—	(403,225)
Japanese Yen	BZWS	Sell	86,450,000	846,657		6/10/15	55,982	—
Japanese Yen	CITI	Sell	62,440,000	610,588		6/10/15	39,510	—
Japanese Yen	HSBK	Sell	92,070,000	902,032		6/10/15	59,957	—
Polish Zloty	DBAB	Buy	42,929,712	10,270,266	EUR	6/10/15	—	(159,181)
Japanese Yen	DBAB	Sell	30,500,000	298,610		6/11/15	19,652	—
Japanese Yen	JPHQ	Sell	85,300,000	834,948		6/11/15	54,781	—
Polish Zloty	CITI	Buy	3,667,000	876,518	EUR	6/11/15	—	(12,686)
Polish Zloty	DBAB	Buy	18,797,000	4,487,657	EUR	6/12/15	—	(58,472)
Japanese Yen	CITI	Sell	64,869,000	637,646		6/17/15	44,294	—

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation Depreciation
Japanese Yen	JPHQ Sell		36,000,000	353,911	6/17/15	$24,622	$—
Japanese Yen	DBAB Sell		618,770,000	6,076,500	6/22/15	416,267	—
Philippine Peso	DBAB	Buy	85,018,660	1,932,857	6/30/15	—	(54,407)
Philippine Peso	JPHQ	Buy	83,694,000	1,913,268	7/01/15	—	(64,154)
Malaysian Ringgit	JPHQ	Buy	3,885,000	1,186,115	7/02/15	—	(21,917)
Malaysian Ringgit	DBAB	Buy	695,840	212,730	7/03/15	—	(4,223)
Malaysian Ringgit	DBAB	Buy	6,555,700	2,005,844	7/07/15	—	(41,897)
Malaysian Ringgit	DBAB	Buy	3,220,000	993,827	7/15/15	—	(29,628)
Malaysian Ringgit	DBAB	Buy	7,869,000	2,410,476	7/20/15	—	(54,856)
Malaysian Ringgit	DBAB	Buy	12,411,000	3,815,834	7/22/15	—	(100,973)
Euro	DBAB	Sell	95,745	129,703	7/23/15	8,417	—
Euro	DBAB	Sell	95,542	128,844	7/27/15	7,804	—
Malaysian Ringgit	DBAB	Buy	15,092,000	4,666,522	7/27/15	—	(150,483)
Chilean Peso	DBAB	Buy	746,020,000	1,283,917	7/28/15	—	(67,401)
Euro	DBAB	Sell	1,047,114	1,410,609	7/29/15	83,994	—
Japanese Yen	BZWS	Sell	291,270,000	2,870,999	7/29/15	204,560	—
Chilean Peso	JPHQ	Buy	256,050,000	440,024	7/30/15	—	(22,551)
Chilean Peso	DBAB	Buy	241,010,000	414,427	7/31/15	—	(21,505)
Euro	JPHQ	Sell	3,768,000	5,065,925	7/31/15	291,959	—
Malaysian Ringgit	JPHQ	Buy	3,799,000	1,169,931	7/31/15	—	(33,403)
Chilean Peso	DBAB	Buy	482,020,000	817,537	8/04/15	—	(31,923)
Euro	HSBK	Sell	3,767,000	5,055,408	8/04/15	282,325	—
Euro	UBSW	Sell	3,767,000	5,055,314	8/04/15	282,231	—
Euro	BZWS	Sell	1,882,000	2,529,926	8/05/15	145,237	—
Japanese Yen	CITI	Sell	255,214,000	2,505,168	8/11/15	168,148	—
Japanese Yen	DBAB	Sell	284,714,000	2,791,628	8/18/15	184,079	—
Japanese Yen	HSBK	Sell	547,340,000	5,355,577	8/20/15	342,553	—
Japanese Yen	JPHQ	Sell	385,615,000	3,774,951	8/20/15	243,148	—
Japanese Yen	BZWS	Sell	127,736,000	1,241,493	8/24/15	71,473	—
Japanese Yen	DBAB	Sell	126,234,000	1,220,737	8/25/15	64,449	—
Japanese Yen	HSBK	Sell	253,342,000	2,451,301	8/25/15	130,720	—
Japanese Yen	BZWS	Sell	366,311,000	3,547,257	8/26/15	191,821	—
Japanese Yen	JPHQ	Sell	254,671,000	2,464,423	8/26/15	131,618	—
Chilean Peso	DBAB	Buy	301,900,000	503,754	8/27/15	—	(12,534)
Euro	JPHQ	Sell	1,685,713	2,232,685	8/27/15	95,766	—
Japanese Yen	DBAB	Sell	228,669,000	2,207,432	8/27/15	112,762	—
Japanese Yen	HSBK	Sell	420,281,000	4,057,471	8/27/15	207,583	—
Japanese Yen	JPHQ	Sell	227,544,000	2,199,481	8/27/15	115,115	—
Euro	DBAB	Sell	112,498	148,792	8/31/15	6,171	—
Japanese Yen	JPHQ	Sell	126,519,000	1,223,144	8/31/15	64,094	—
Chilean Peso	DBAB	Buy	905,380,000	1,495,013	9/08/15	—	(23,164)
Chilean Peso	DBAB	Buy	500,540,000	820,961	9/09/15	—	(7,308)
Japanese Yen	JPHQ	Sell	59,426,000	547,491	9/30/15	2,731	—
Philippine Peso	DBAB	Buy	250,523,410	5,582,694	9/30/15	—	(66,179)
Euro	DBAB	Sell	1,423,720	1,800,721	10/02/15	—	(5,386)
Unrealized appreciation (depreciation)						35,834,605	(3,491,945)
Net unrealized appreciation (depreciation)						$32,342,660

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date. *In U.S. dollars unless otherwise indicated.

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At September 30, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
	Counterparty/ Expiration		Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.775%	CME	10/04/23	$1,690,000	$—	$(51,877)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.795%	CME	10/04/23	1,690,000	—	(54,837)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.765%	CME	10/07/23	1,690,000	—	(49,824)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.731%	LCH	7/07/24	46,520,000	—	(663,288)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.668%	CME	10/04/43	820,000	—	(90,164)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.687%	CME	10/04/43	820,000	—	(93,273)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.675%	CME	10/07/43	820,000	—	(91,092)
Net unrealized appreciation (depreciation)					$(1,094,355)

See Abbreviations on page 56.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	39

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2014 (unaudited)

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,726,313,963
Cost - Sweep Money Fund (Note 3f)	45,026,133
Total cost of investments	$2,771,340,096
Value - Unaffiliated issuers	$2,907,031,856
Value - Sweep Money Fund (Note 3f)	45,026,133
Total value of investments	2,952,057,989
Restricted cash (Note 1e)	15,620,000
Foreign currency, at value (cost $3,883,691)	3,879,516
Receivables:
Investment securities sold	188,416
Capital shares sold	4,852,441
Dividends and interest	22,880,268
Due from brokers	2,728,252
Variation margin	102,211
Prepaid expenses	201,817
Unrealized appreciation on forward exchange contracts	35,834,605
Other assets	716
Total assets	3,038,346,231
Liabilities:
Payables:
Investment securities purchased	2,443,714
Capital shares redeemed	4,352,552
Management fees	1,717,028
Distribution fees	1,895,247
Transfer agent fees	403,143
Funds advanced by custodian	551,697
Due to brokers	15,620,000
Unrealized depreciation on forward exchange contracts	3,491,945
Deferred tax	2,584,569
Accrued expenses and other liabilities	190,932
Total liabilities	33,250,827
Net assets, at value	$3,005,095,404
Net assets consist of:
Paid-in capital	$2,835,365,223
Undistributed net investment income	16,460,273
Net unrealized appreciation (depreciation)	208,630,275
Accumulated net realized gain (loss)	(55,360,367)
Net assets, at value	$3,005,095,404

40 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2014 (unaudited)

Templeton Global Balanced Fund

Class A:
Net assets, at value	$1,147,157,334
Shares outstanding	355,329,822
Net asset value per share[a]	$3.23
Maximum offering price per share (net asset value per share ÷ 94.25%)	$3.43
Class A1:
Net assets, at value	$501,521,482
Shares outstanding	155,224,748
Net asset value per share[a]	$3.23
Maximum offering price per share (net asset value per share ÷ 95.75%)	$3.37
Class C:
Net assets, at value	$537,638,025
Shares outstanding	167,257,258
Net asset value and maximum offering price per share[a]	$3.21
Class C1:
Net assets, at value	$317,393,899
Shares outstanding	98,330,436
Net asset value and maximum offering price per share[a]	$3.23
Class R:
Net assets, at value	$5,470,266
Shares outstanding	1,690,395
Net asset value and maximum offering price per share	$3.24
Class R6:
Net assets, at value	$93,264
Shares outstanding	28,796
Net asset value and maximum offering price per share	$3.24
Advisor Class:
Net assets, at value	$495,821,134
Shares outstanding	152,953,642
Net asset value and maximum offering price per share	$3.24

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	41

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2014 (unaudited)

Templeton Global Balanced Fund

Investment income:
Dividends (net of foreign taxes of $3,015,069)	$36,382,561
Interest (net of foreign taxes of $156,804)	26,285,031
Total investment income	62,667,592
Expenses:
Management fees (Note 3a)	10,303,978
Distribution fees: (Note 3c)
Class A	1,443,891
Class A1	668,597
Class C	2,504,503
Class C1	1,093,042
Class R	14,522
Transfer agent fees: (Note 3e)
Class A	552,894
Class A1	255,003
Class C	252,715
Class C1	161,005
Class R	2,782
Class R6	59
Advisor Class	220,241
Custodian fees (Note 4)	396,163
Reports to shareholders	90,697
Registration and filing fees	150,020
Professional fees	61,478
Trustees’ fees and expenses	43,527
Other	38,675
Total expenses	18,253,792
Expense reductions (Note 4)	(1,200)
Expenses waived/paid by affiliates (Note 3f and 3g)	(18,423)
Net expenses	18,234,169
Net investment income	44,433,423
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,626,542
Foreign currency transactions	(1,883,639)
Swap contracts	(106,685)
Net realized gain (loss)	28,636,218
Net change in unrealized appreciation (depreciation) on:
Investments	(130,381,228)
Translation of other assets and liabilities denominated in foreign currencies	33,426,321
Change in deferred taxes on unrealized appreciation	(1,553,877)
Net change in unrealized appreciation (depreciation)	(98,508,784)
Net realized and unrealized gain (loss)	(69,872,566)
Net increase (decrease) in net assets resulting from operations	$(25,439,143)

42 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Six Months Ended
	September 30, 2014	Year Ended
	(unaudited)	March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$44,433,423	$53,987,484
Net realized gain (loss) from investments, written options, foreign currency transactions
and swap contracts	28,636,218	15,218,214
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(98,508,784)	217,255,328
Net increase (decrease) in net assets resulting from operations	(25,439,143)	286,461,026
Distributions to shareholders from:
Net investment income:
Class A	(15,721,742)	(16,197,660)
Class A1	(7,055,675)	(12,757,461)
Class C	(5,422,804)	(5,399,885)
Class C1	(3,782,262)	(6,616,964)
Class R	(69,627)	(104,280)
Class R6	(742)	(142)
Advisor Class	(6,971,789)	(7,725,935)
Total distributions to shareholders	(39,024,641)	(48,802,327)
Capital share transactions: (Note 2)
Class A	116,927,108	743,276,860
Class A1	(27,331,209)	(56,930,256)
Class C	68,744,165	360,147,502
Class C1	(17,955,367)	(19,012,395)
Class R	(182,111)	1,330,694
Class R6	91,319	5,000
Advisor Class	85,507,460	244,315,626
Total capital share transactions	225,801,365	1,273,133,031
Net increase (decrease) in net assets	161,337,581	1,510,791,730
Net assets:
Beginning of period	2,843,757,823	1,332,966,093
End of period	$3,005,095,404	$2,843,757,823

Undistributed net investment income included in net assets:
End of period	$16,460,273	$11,051,491

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 43

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent

44 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential coun-terparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received

46 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

e. Restricted Cash

At September 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the coun-terparty broker and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

h. Investment in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT subsidiary. The FT subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At September 30, 2014, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2014		March 31, 2014[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	68,217,614	$226,994,686	262,890,458	$817,963,925
Shares issued in reinvestment of distributions	4,294,313	14,281,466	4,682,731	14,560,626
Shares redeemed	(37,379,690)	(124,349,044)	(28,497,678)	(89,247,691)
Net increase (decrease)	35,132,237	$116,927,108	239,075,511	$743,276,860
Class A1 Shares:
Shares sold	2,740,107	$9,112,483	9,427,401	$29,183,171
Shares issued in reinvestment of distributions	1,964,909	6,555,373	3,823,756	11,796,777
Shares redeemed	(12,918,854)	(42,999,065)	(31,462,223)	(97,910,204)
Net increase (decrease)	(8,213,838)	$(27,331,209)	(18,211,066)	$(56,930,256)
Class C Shares:
Shares sold	31,648,126	$104,771,337	125,645,853	$389,978,741
Shares issued in reinvestment of distributions	1,454,027	4,820,554	1,548,840	4,798,969
Shares redeemed	(12,345,100)	(40,847,726)	(11,061,515)	(34,630,208)
Net increase (decrease)	20,757,053	$68,744,165	116,133,178	$360,147,502
Class C1 Shares:
Shares sold	985,544	$3,268,328	4,469,592	$13,736,907
Shares issued in reinvestment of distributions	1,017,550	3,384,821	1,922,477	5,918,331
Shares redeemed	(7,399,439)	(24,608,516)	(12,467,232)	(38,667,633)
Net increase (decrease)	(5,396,345)	$(17,955,367)	(6,075,163)	$(19,012,395)
Class R Shares:
Shares sold	312,678	$1,041,151	1,084,060	$3,351,734
Shares issued in reinvestment of distributions	13,928	46,430	20,123	62,325
Shares redeemed	(379,538)	(1,269,692)	(673,945)	(2,083,365)
Net increase (decrease)	(52,932)	$(182,111)	430,238	$1,330,694
Class R6 Shares:
Shares sold	26,964	$90,738	1,656	$5,000
Shares issued in reinvestment of distributions	200	659	—	—
Shares redeemed	(24)	(78)	—	—
Net increase (decrease)	27,140	$91,319	1,656	$5,000
Advisor Class Shares:
Shares sold	38,088,203	$127,310,205	96,392,609	$302,270,562
Shares issued in reinvestment of distributions	1,753,587	5,862,594	2,006,228	6,261,081
Shares redeemed	(14,319,949)	(47,665,339)	(20,522,225)	(64,216,017)
Net increase (decrease)	25,521,841	$85,507,460	77,876,612	$244,315,626

[a]For the period May 1, 2013 (effective date) to March 31, 2014, for Class R6.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and Class A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$648,420
CDSC retained	$69,667

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2014, the Fund paid transfer agent fees of $1,444,699, of which $541,493 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

5. Income Taxes (continued)
At March 31, 2014, capital loss carryforwards were as follows:
Capital loss carryforwards subject to expiration:
2017	$51,431,992
2018	30,914,281
$82,346,273

At September 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Cost of investments	$2,782,131,064

Unrealized appreciation	$351,133,234
Unrealized depreciation	(181,206,309)
Net unrealized appreciation (depreciation)	$169,926,925

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, bond discounts and premiums and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2014, aggregated $393,274,985 and $190,379,121, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2014, the Fund had 13.33% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2014, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

9. Other Derivative Information

At September 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$—	Due from brokers / Variation	$1,094,355	[a]
			margin / Net assets consist of:
			net unrealized depreciation
Foreign exchange
contracts	Unrealized appreciation on	35,834,605	Unrealized depreciation on	3,491,945
	forward exchange contracts		forward exchange contracts
[a]Includes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended September 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts	Realized Gain		Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized	$(106,685)	$(936,201)
	appreciation (depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change	(1,191,201)	34,036,836
	in unrealized appreciation (depreciation) on translation of other assets
	and liabilities denominated in foreign currencies

For the period ended September 30, 2014, the average month end fair value of derivatives represented 0.63% of average month end net assets. The average month end number of open derivative contracts for the period was 224.

At September 30, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$35,834,605	$3,491,945

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

9. Other Derivative Information (continued)

At September 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BOFA	$778,746	$—	$695,000	$—	$1,473,746
BZWS	6,043,267	—	—	5,790,000	11,833,267
CITI	5,413,390	(367,155)	4,757,968	—	9,804,203
DBAB	9,588,936	(2,517,796)	—	6,130,000	13,201,140
GSCO	2,659,659	—	—	2,530,000	5,189,659
HSBK	2,629,070	(98,124)	2,524,770	—	5,055,716
JPHQ	6,978,743	(286,853)	6,681,915	—	13,373,805
MSCO	94,537	(94,537)	—	—	—
SCNY	1,363,799	—	—	1,170,000	2,533,799
UBSW	284,458	—	—	—	284,458
Total	$35,834,605	$(3,364,465)	$14,659,653	$15,620,000	$62,749,793

aAt September 30, 2014, the Fund received France Treasury Bonds, Germany Treasury Bonds, United Kingdom Treasury Bonds and Notes and U.S. Treasury Bonds, Notes and Bills as collateral for derivatives.

At September 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:
		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	—	—	—	—	—
CITI	367,155	(367,155)	—	—	—
DBAB	2,517,796	(2,517,796)	—	—	—
GSCO	—	—	—	—	—
HSBK	98,124	(98,124)	—	—	—
JPHQ	286,853	(286,853)	—	—	—
MSCO	222,017	(94,537)	—	—	127,480
SCNY	—	—	—	—	—
UBSW	—	—	—	—	—
Total	$3,491,945	$(3,364,465)	$—	$—	$127,480

See Note 1(d) regarding derivative financial instruments.

54 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended September 30, 2014, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
United Kingdom	$167,441,977	$877,447	$—	$168,319,424
United States	596,554,816	2,347,149	—	598,901,965
All Other Equity Investments[b]	1,248,555,015	—	—	1,248,555,015
Equity-Linked Securities	—	64,636,737	—	64,636,737
Corporate Bonds and Notes	—	112,273,346	13,000	112,286,346
Senior Floating Rate Interests	—	4,784,891	43,497	4,828,388
Foreign Government and Agency Securities	—	679,989,260	—	679,989,260
Escrow Accounts and Litigation Trusts	—	—	—[c]	—
Short Term Investments	45,026,133	29,514,721	—	74,540,854
Total Investments in Securities	$2,057,577,941	$894,423,551	$56,497	$2,952,057,989
Other Financial Instruments
Forward Exchange Contracts	$—	$35,834,605	$—	$35,834,605

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Semiannual Report | 55

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

11. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$3,491,945	$—	$3,491,945
Swap Contracts	—	1,094,355	—	1,094,355
Total Other Financial Instruments	$—	$4,586,300	$—	$4,586,300

aIncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at September 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	BRL	Brazilian Real	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	EUR	Euro	FRN	Floating Rate Note
CITI	Citigroup, N.A.	GHS	Ghanaian Cedi	IDR	International Depositary Receipt
CME	Chicago Mercentile Exchange	HUF	Hungarian Forint	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah
GSCO	The Goldman Sachs Group, Inc.	INR	Indian Rupee
HSBK	HSBC Bank PLC	KRW	South Korean Won
JPHQ	JPMorgan Chase Bank, N.A.	LKR	Sri Lankan Rupee
LCH	London Clearing House	MXN	Mexican Peso
MSCO	Morgan Stanley and Co., Inc.	MYR	Malaysian Ringgit
SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol
UBSW	UBS AG	PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		SEK	Swedish Krona
		SGD	Singapore Dollar
		UYU	Uruguayan Peso

56 | Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report | 57

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Semiannual Report and Shareholder Letter
Templeton Global Balanced Fund

Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	325 S 11/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is   "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.        N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.      N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date November 25, 2014

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and Chief Accounting Officer

Date November 25, 2014